Execution Copy

ACE SECURITIES CORP.,

as Depositor,

WELLS FARGO BANK, N.A.

as Master Servicer and Securities Administrator,

CLAYTON FIXED INCOME SERVICES INC.,

as Credit Risk Manager,

and

HSBC BANK USA, NATIONAL ASSOCIATION

as Trustee

_____________________

POOLING AND SERVICING AGREEMENT

Dated as of June 1, 2007

_____________________

Mortgage Pass-Through Certificates

Series 2007-1

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

30

Section 1.1

Definitions.

30

Section 1.2

Allocation of Certain Interest Shortfalls.

90

Section 1.3

Rights of the NIMS Insurer.

91

ARTICLE II CONVEYANCE OF TRUST FUND; ORIGINAL ISSUANCE OF

CERTIFICATES

92

Section 2.1

Conveyance of Trust Fund.

92

Section 2.2

Acceptance by Trustee.

93

Section 2.3

Repurchase or Substitution of Loans.

94

Section 2.4

Authentication and Delivery of Certificates; Designation of Certificates as

REMIC Regular and Residual Interests.

96

Section 2.5

Representations and Warranties of the Master Servicer.

97

Section 2.6

Conveyance of Subsequent Loans

98

Section 2.7

Establishment of the Trust.

101

Section 2.8

Purpose and Powers of the Trust.

101

ARTICLE III ADMINISTRATION AND SERVICING OF THE LOANS; ACCOUNTS

102

Section 3.1

Master Servicer.

102

Section 3.2

REMIC-Related Covenants.

103

Section 3.3

Monitoring of Servicers.

103

Section 3.4

Fidelity Bond.

106

Section 3.5

Power to Act; Procedures.

106

Section 3.6

Due-on-Sale Clauses; Assumption Agreements.

107

Section 3.7

Release of Mortgage Files.

107

Section 3.8

Documents, Records and Funds in Possession of Master Servicer To Be Held

for Trustee.

108

Section 3.9

Standard Hazard Insurance and Flood Insurance Policies.

109

Section 3.10

Presentment of Claims and Collection of Proceeds.

109

Section 3.11

Maintenance of the Primary Mortgage Insurance Policies.

109

Section 3.12

Trustee to Retain Possession of Certain Insurance Policies and Documents.

110

Section 3.13

Realization Upon Defaulted Loans.

110

Section 3.14

Compensation for the Master Servicer.

110

Section 3.15

REO Property.

111

Section 3.16

Annual Statement as to Compliance.

112

Section 3.17

Assessments of Compliance.

113

Section 3.18

Master Servicer and Securities Administrator Attestation Reports.

114

Section 3.19

Annual Certification.

115

Section 3.20

Intention of the Parties and Interpretation and Additional Information;  Notice.

115

Section 3.21

Obligation of the Master Servicer in Respect of Compensating Interest.

116

Section 3.22

Protected Accounts.

116

Section 3.23

Distribution Account.

117

Section 3.24

Permitted Withdrawals and Transfers from the Distribution Account.

119

Section 3.25

Reserve Fund.

120

Section 3.26

[Reserved].

121

Section 3.27

Pre-Funding Account

121

Section 3.28

Capitalized Interest Account.

123

Section 3.29

[Reserved.]

123

Section 3.30

Prepayment Penalty Verification.

123

Section 3.31

Reports Filed with Securities and Exchange Commission.

124

Section 3.32

Special Servicing.

130

Section 3.33

Purchase of Delinquent Loans.

131

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS;  ADVANCES; STATEMENTS

AND REPORTS

132

Section 4.1

Distributions to Certificateholders.

132

Section 4.2

Allocation of Realized Losses.

152

Section 4.3

Statements to Certificateholders and the Auction Administrator.

153

Section 4.4

Advances.

157

Section 4.5

Compliance with Withholding Requirements.

157

Section 4.6

REMIC Distributions.

158

Section 4.7

Certificate Floor Account.

158

Section 4.8

[Reserved].

158

Section 4.9

Certificate Swap I Account

158

Section 4.10

Certificate Swap II Account

159

Section 4.11

Class I-A-3B Swap Account.

160

Section 4.12

Class I-A-4A Swap Account.

161

Section 4.13

Class II-A-1 Swap Account.

161

Section 4.14

Supplemental Interest Trust

162

Section 4.15

Collateral Accounts

162

Section 4.16

Class I-A-3C Swap Account.

163

ARTICLE V THE CERTIFICATES

165

Section 5.1

The Certificates.

165

Section 5.2

Certificates Issuable in Classes; Distributions of Principal and Interest;

Authorized Denominations.

165

Section 5.3

Registration of Transfer and Exchange of Certificates.

166

Section 5.4

Mutilated, Destroyed, Lost or Stolen Certificates.

171

Section 5.5

Persons Deemed Owners.

171

ARTICLE VI THE DEPOSITOR, MASTER SERVICER AND THE CREDIT RISK

MANAGER

173

Section 6.1

Liability of the Depositor and the Master Servicer.

173

Section 6.2

Merger or Consolidation of the Depositor or the Master Servicer.

173

Section 6.3

Indemnification; Limitation on Liability of the Depositor, the Master Servicer,

the Servicers, the Securities Administrator and Others.

173

Section 6.4

Limitation on Resignation of the Master Servicer.

175

Section 6.5

Assignment of Master Servicing.

175

Section 6.6

Rights of the Depositor in Respect of the Master Servicer.

176

Section 6.7

Duties of the Credit Risk Manager

176

Section 6.8

Limitation Upon Liability of the Credit Risk Manager.

177

Section 6.9

Removal of the Credit Risk Manager.

177

ARTICLE VII DEFAULT

178

Section 7.1

Master Servicer Events of Default.

178

Section 7.2

Trustee to Act; Appointment of Successor.

180

Section 7.3

Notification to Certificateholders.

181

Section 7.4

Waiver of Master Servicer Events of Default.

181

ARTICLE VIII CONCERNING THE TRUSTEE AND THE SECURITIES

ADMINISTRATOR

182

Section 8.1

Duties of Trustee and Securities Administrator.

182

Section 8.2

Certain Matters Affecting Trustee and Securities Administrator.

183

Section 8.3

Trustee and Securities Administrator not Liable for Certificates or Loans.

185

Section 8.4

Trustee, Master Servicer and Securities Administrator May Own Certificates.

185

Section 8.5

Fees and Expenses of Trustee and Securities Administrator.

186

Section 8.6

Eligibility Requirements for Trustee and Securities Administrator.

186

Section 8.7

Resignation and Removal of Trustee and Securities Administrator.

187

Section 8.8

Successor Trustee or Securities Administrator.

188

Section 8.9

Merger or Consolidation of Trustee or Securities Administrator.

189

Section 8.10

Appointment of Co-Trustee or Separate Trustee.

189

Section 8.11

Appointment of Office or Agency.

190

Section 8.12

Representations and Warranties of the Trustee.

190

Section 8.13

Auction Administration Agreement; Auction Swap Agreement.

191

Section 8.14

Insurance Agreement; Derivative Agreements.

192

ARTICLE IX TERMINATION

193

Section 9.1

Termination Upon Purchase or Liquidation of All Loans.

193

Section 9.2

Additional Termination Requirements.

196

ARTICLE X REMIC PROVISIONS

197

Section 10.1

REMIC Administration.

197

Section 10.2

Prohibited Transactions and Activities.

200

Section 10.3

Indemnification.

200

ARTICLE XI MISCELLANEOUS PROVISIONS

202

Section 11.1

Amendment.

202

Section 11.2

Recordation of Agreement; Counterparts.

203

Section 11.3

Limitation on Rights of Certificateholders.

204

Section 11.4

Governing Law.

204

Section 11.5

Notices.

205

Section 11.6

Severability of Provisions.

205

Section 11.7

Notice to Rating Agencies.

205

Section 11.8

Article and Section References.

206

Section 11.9

Grant of Security Interest.

206

Section 11.10

Third Party Rights.

207

ARTICLE XII THE CLASS I-A-4A CERTIFICATE INSURANCE POLICY AND THE

CLASS I-A-4A CERTIFICATE INSURER

208

Section 12.1

The Class I-A-4A Certificate Insurance Policy.

208

Section 12.2

Rights of the Class I-A-4A Certificate Insurer.

209

EXHIBITS

Exhibit A-1	-	Forms of Class A Certificates
Exhibit A-2	-	Form of Class M Certificates
Exhibit A-3	-	Form of Class CE Certificates
Exhibit A-4	-	Form of Class P Certificates
Exhibit A-5	-	Form of Class R Certificates
Exhibit B	-	[Reserved]
Exhibit C	-	Form of Transfer Affidavit
Exhibit D	-	Form of Transferor Certificate
Exhibit E	-	Form of Investment Letter (Non-Rule 144A)
Exhibit F	-	Form of Rule 144A Investment Letter
Exhibit G	-	[Reserved]
Exhibit H	-	Form of Addition Notice
Exhibit I	-	Form of Subsequent Transfer Instrument
Exhibit J	-	Mortgage Loan Purchase Agreement between the Depositor and the Seller
Exhibit K-1	-	Additional Form 10-D Disclosure
Exhibit K-2	-	Additional Form 10-K Disclosure
Exhibit K-3	-	Form 8-K Disclosure Information
Exhibit L	-	Form of Servicer Certification
Exhibit M	-	Servicing Criteria
Exhibit N	-	Additional Disclosure Notification
Exhibit O	-	ERISA Representation Letter
Exhibit P	-	Form of Certificate Floor Agreement
Exhibit Q	-	[Reserved]
Exhibit R	-	Form of Certificate Swap I Agreement
Exhibit S	-	Form of Certificate Swap II Agreement
Exhibit T	-	Form of Class I-A-3B Swap Agreement
Exhibit U	-	Form of Class I-A-4A Swap Agreement
Exhibit V	-	Form of Class II-A-1 Swap Agreement
Exhibit W	-	Form of Class I-A-3C Swap Agreement

Schedule One	-	Loan Schedule
Schedule Two	-	Prepayment Charge Schedule
Schedule Three	-	Trust Prepayment Charge Schedule
Schedule Four	-	Certificate Floor Agreement Schedule
Schedule Five	-	Certificate Swap I Agreement Schedule
Schedule Six	-	Certificate Swap II Agreement Schedule

This Pooling and Servicing Agreement, dated and effective as of June 1, 2007 (this “Agreement”), is executed by and among ACE Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”), and HSBC Bank USA, National Association, as trustee (the “Trustee”).  Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

PRELIMINARY STATEMENT

The Depositor at the Closing Date is the owner of the Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund.  The Trust Fund will consist of a segregated pool of assets comprised of the Loans and certain other assets. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Loans and certain other assets and will be the owner of the Certificates.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Loans and the issuance to the Depositor of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund.  All covenants and agreements made by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein with respect to the Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates and the Class I-A-4A Certificate Insurer.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

The Certificates issued hereunder, other than the Class CE, Class P and Class R Certificates, have been offered for sale pursuant to a Prospectus Supplement dated June 29, 2007 to a Prospectus dated June 11, 2007 (together, the “Prospectus”).  The Trust Fund created hereunder is intended to be the “Trust” as described in the Prospectus and the Certificates are intended to be the “Certificates” described therein.

The Securities Administrator shall elect that each of REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V, REMIC VI, REMIC VII, REMIC VIII and REMIC IX be treated as a REMIC under Section 860D of the Code.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.  The assets of REMIC I shall include the Loans, the accounts (other than the Certificate Floor Account, the Certificates Swap I Account, the Certificate Swap II Account, the Class I-A-3B Swap Account, the Class I-A-3C Swap Account, the Class I-A-4A Swap Account, the Class II-A-1 Swap Account, the Reserve Fund, the Collateral Accounts, the Pre-Funding Account and the Capitalized Interest Account), any REO Property, and any proceeds of the foregoing.  The REMIC I Regular Interests shall constitute the assets of REMIC II.  The REMIC II Regular Interests shall constitute the assets of REMIC III.  The REMIC III Regular Interests shall constitute the assets of REMIC IV.  The REMIC IV Regular Interests shall constitute the assets of REMIC V.  The REMIC V Regular Interests shall constitute the assets of REMIC VI.  The REMIC VI Regular Interests shall constitute the assets of REMIC VII.  The REMIC VII Regular Interests shall constitute the assets of REMIC VIII.  The REMIC VIII Regular Interests shall constitute the assets of REMIC IX (the “Master REMIC”).  The Class R Certificate shall represent ownership of the sole class of residual interest in each REMIC formed hereby.  For purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the “latest possible maturity date” for each regular interest created hereby shall be the 36th month following the latest maturity date of any Loan held in the Trust on the Closing Date.

REMIC I:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC I, each of which (other than the R-I interest) is hereby designated as a regular interest in REMIC I (the “REMIC I Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T1-P&I	(1)	(2)
T1-Subs-PO	(3)	(4)
T1-Subs-IO	(5)	(5)
R-I	(6)	(6)

____________________

(1)

This interest shall have an initial principal balance equal to the aggregate Principal Balance of the Loans (other than any Subsequent Loans) as of the Cut-Off Date.

(2)

This interest shall bear interest at a rate equal to the weighted average of the Net Mortgage Rate of the Loans, computed without regard to any Subsequent Loans for the first three Distribution Dates but adjusted to take into account Aggregate Insurer Premium payments (the “REMIC I Net WAC Rate”).

(3)

This interest shall have an initial principal balance equal to the Original Pre-Funded Amount.

(4)

For the first three Distribution Dates, this interest shall not bear interest.  Thereafter, this interest shall bear interest at the REMIC I Net WAC Rate.

(5)

This interest shall be an interest-only interest.  For the first three Distribution Dates, this interest shall be entitled to receive all interest that accrues on the Subsequent Loans.

(6)

The R-I interest shall not have a principal balance and shall not bear interest.  The R-I interest is hereby designated as the sole class of residual interest in REMIC I.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC I based on the above-described interest rates.

On each Distribution Date, principal shall be distributed, and Realized Losses in respect of the Loans shall be allocated, among the interests in REMIC I in the following order of priority:

(a)

First, to the T1-P&I interest, all such amounts relating to the Loans other than the Subsequent Loans; and

(b)

Second, to the T1-Subs-PO, all such amounts relating to the related Subsequent Loans.

On each Distribution Date, all Trust Prepayment Charges received in respect of the Subsequent Loans shall be allocated to the T1-Subs-PO interest, and all other Trust Prepayment Charges received in respect of the Loans shall be allocated to the T1-P&I interest.

REMIC II:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC II, each of which (other than the R-II interest) is hereby designated as a regular interest in REMIC II (the “REMIC II Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T2-A	(5)	(1)
T2-F1	$ 779,097.50	(2)
T2-V1	$ 779,097.50	(3)
T2-F2	$ 1,850,127.50	(2)
T2-V2	$ 1,850,127.50	(3)
T2-F3	$ 2,790,490.00	(2)
T2-V3	$ 2,790,490.00	(3)
T2-F4	$ 3,736,732.50	(2)
T2-V4	$ 3,736,732.50	(3)
T2-F5	$ 4,684,070.00	(2)
T2-V5	$ 4,684,070.00	(3)
T2-F6	$ 5,627,540.00	(2)
T2-V6	$ 5,627,540.00	(3)
T2-F7	$ 6,562,036.25	(2)
T2-V7	$ 6,562,036.25	(3)
T2-F8	$ 7,482,347.50	(2)
T2-V8	$ 7,482,347.50	(3)
T2-F9	$ 8,383,177.50	(2)
T2-V9	$ 8,383,177.50	(3)
T2-F10	$ 9,259,228.75	(2)
T2-V10	$ 9,259,228.75	(3)
T2-F11	$ 10,105,212.50	(2)
T2-V11	$ 10,105,212.50	(3)
T2-F12	$ 10,915,916.25	(2)
T2-V12	$ 10,915,916.25	(3)
T2-F13	$ 10,656,592.50	(2)
T2-V13	$ 10,656,592.50	(3)
T2-F14	$ 10,403,412.50	(2)
T2-V14	$ 10,403,412.50	(3)
T2-F15	$ 10,156,257.50	(2)
T2-V15	$ 10,156,257.50	(3)
T2-F16	$ 9,914,967.50	(2)
T2-V16	$ 9,914,967.50	(3)
T2-F17	$ 9,679,408.75	(2)
T2-V17	$ 9,679,408.75	(3)
T2-F18	$ 9,449,440.00	(2)
T2-V18	$ 9,449,440.00	(3)
T2-F19	$ 9,224,932.50	(2)
T2-V19	$ 9,224,932.50	(3)
T2-F20	$ 9,005,723.75	(2)
T2-V20	$ 9,005,723.75	(3)
T2-F21	$ 8,791,752.50	(2)
T2-V21	$ 8,791,752.50	(3)
T2-F22	$ 8,582,858.75	(2)
T2-V22	$ 8,582,858.75	(3)
T2-F23	$ 8,378,927.50	(2)
T2-V23	$ 8,378,927.50	(3)
T2-F24	$ 8,179,836.25	(2)
T2-V24	$ 8,179,836.25	(3)
T2-F25	$ 7,985,473.75	(2)
T2-V25	$ 7,985,473.75	(3)
T2-F26	$ 7,795,722.50	(2)
T2-V26	$ 7,795,722.50	(3)
T2-F27	$ 7,610,478.75	(2)
T2-V27	$ 7,610,478.75	(3)
T2-F28	$ 7,429,633.75	(2)
T2-V28	$ 7,429,633.75	(3)
T2-F29	$ 7,253,085.00	(2)
T2-V29	$ 7,253,085.00	(3)
T2-F30	$ 7,080,726.25	(2)
T2-V30	$ 7,080,726.25	(3)
T2-F31	$ 6,912,461.25	(2)
T2-V31	$ 6,912,461.25	(3)
T2-F32	$ 6,748,193.75	(2)
T2-V32	$ 6,748,193.75	(3)
T2-F33	$ 6,587,825.00	(2)
T2-V33	$ 6,587,825.00	(3)
T2-F34	$ 6,431,208.75	(2)
T2-V34	$ 6,431,208.75	(3)
T2-F35	$ 6,278,318.75	(2)
T2-V35	$ 6,278,318.75	(3)
T2-F36	$ 6,130,150.00	(2)
T2-V36	$ 6,130,150.00	(3)
T2-F37	$ 5,984,167.50	(2)
T2-V37	$ 5,984,167.50	(3)
T2-F38	$ 5,841,840.00	(2)
T2-V38	$ 5,841,840.00	(3)
T2-F39	$ 5,702,988.75	(2)
T2-V39	$ 5,702,988.75	(3)
T2-F40	$ 5,567,427.50	(2)
T2-V40	$ 5,567,427.50	(3)
T2-F41	$ 5,435,091.25	(2)
T2-V41	$ 5,435,091.25	(3)
T2-F42	$ 5,305,897.50	(2)
T2-V42	$ 5,305,897.50	(3)
T2-F43	$ 5,179,772.50	(2)
T2-V43	$ 5,179,772.50	(3)
T2-F44	$ 5,056,160.00	(2)
T2-V44	$ 5,056,160.00	(3)
T2-F45	$ 4,935,977.50	(2)
T2-V45	$ 4,935,977.50	(3)
T2-F46	$ 4,818,642.50	(2)
T2-V46	$ 4,818,642.50	(3)
T2-F47	$ 4,704,076.25	(2)
T2-V47	$ 4,704,076.25	(3)
T2-F48	$ 4,592,170.00	(2)
T2-V48	$ 4,592,170.00	(3)
T2-F49	$ 4,482,960.00	(2)
T2-V49	$ 4,482,960.00	(3)
T2-F50	$ 4,376,381.25	(2)
T2-V50	$ 4,376,381.25	(3)
T2-F51	$ 4,272,348.75	(2)
T2-V51	$ 4,272,348.75	(3)
T2-F52	$ 4,170,786.25	(2)
T2-V52	$ 4,170,786.25	(3)
T2-F53	$ 4,071,635.00	(2)
T2-V53	$ 4,071,635.00	(3)
T2-F54	$ 3,974,840.00	(2)
T2-V54	$ 3,974,840.00	(3)
T2-F55	$ 3,880,326.25	(2)
T2-V55	$ 3,880,326.25	(3)
T2-F56	$ 3,787,976.25	(2)
T2-V56	$ 3,787,976.25	(3)
T2-F57	$ 3,698,653.75	(2)
T2-V57	$ 3,698,653.75	(3)
T2-F58	$ 3,612,242.50	(2)
T2-V58	$ 3,612,242.50	(3)
T2-F59	$ 3,530,151.25	(2)
T2-V59	$ 3,530,151.25	(3)
T2-F60	$ 3,448,331.25	(2)
T2-V60	$ 3,448,331.25	(3)
T2-F61	$ 9,105,393.75	(2)
T2-V61	$ 9,105,393.75	(3)
T2-F62	$ 8,517,610.00	(2)
T2-V62	$ 8,517,610.00	(3)
T2-F63	$ 7,967,956.25	(2)
T2-V63	$ 7,967,956.25	(3)
T2-F64	$ 7,453,765.00	(2)
T2-V64	$ 7,453,765.00	(3)
T2-F65	$ 6,972,748.75	(2)
T2-V65	$ 6,972,748.75	(3)
T2-F66	$ 6,522,768.75	(2)
T2-V66	$ 6,522,768.75	(3)
T2-F67	$ 3,350,360.00	(2)
T2-V67	$ 3,350,360.00	(3)
T2-F68	$ 3,231,712.50	(2)
T2-V68	$ 3,231,712.50	(3)
T2-F69	$ 3,117,263.75	(2)
T2-V69	$ 3,117,263.75	(3)
T2-F70	$ 3,006,863.75	(2)
T2-V70	$ 3,006,863.75	(3)
T2-F71	$ 2,900,330.00	(2)
T2-V71	$ 2,900,330.00	(3)
T2-F72	$ 2,797,558.75	(2)
T2-V72	$ 2,797,558.75	(3)
T2-F73	$ 2,698,468.75	(2)
T2-V73	$ 2,698,468.75	(3)
T2-F74	$ 2,602,896.25	(2)
T2-V74	$ 2,602,896.25	(3)
T2-F75	$ 2,510,705.00	(2)
T2-V75	$ 2,510,705.00	(3)
T2-F76	$ 2,421,777.50	(2)
T2-V76	$ 2,421,777.50	(3)
T2-F77	$ 2,335,916.25	(2)
T2-V77	$ 2,335,916.25	(3)
T2-F78	$ 2,253,183.75	(2)
T2-V78	$ 2,253,183.75	(3)
T2-F79	$ 2,173,380.00	(2)
T2-V79	$ 2,173,380.00	(3)
T2-F80	$ 2,096,392.50	(2)
T2-V80	$ 2,096,392.50	(3)
T2-F81	$ 2,022,128.75	(2)
T2-V81	$ 2,022,128.75	(3)
T2-F82	$ 1,950,493.75	(2)
T2-V82	$ 1,950,493.75	(3)
T2-F83	$ 1,881,363.75	(2)
T2-V83	$ 1,881,363.75	(3)
T2-F84	$ 1,814,687.50	(2)
T2-V84	$ 1,814,687.50	(3)
T2-F85	$ 1,750,398.75	(2)
T2-V85	$ 1,750,398.75	(3)
T2-F86	$ 1,688,391.25	(2)
T2-V86	$ 1,688,391.25	(3)
T2-F87	$ 1,628,577.50	(2)
T2-V87	$ 1,628,577.50	(3)
T2-F88	$ 1,570,882.50	(2)
T2-V88	$ 1,570,882.50	(3)
T2-F89	$ 1,515,228.75	(2)
T2-V89	$ 1,515,228.75	(3)
T2-F90	$ 1,461,545.00	(2)
T2-V90	$ 1,461,545.00	(3)
T2-F91	$ 1,409,763.75	(2)
T2-V91	$ 1,409,763.75	(3)
T2-F92	$ 1,359,811.25	(2)
T2-V92	$ 1,359,811.25	(3)
T2-F93	$ 1,311,627.50	(2)
T2-V93	$ 1,311,627.50	(3)
T2-F94	$ 1,265,151.25	(2)
T2-V94	$ 1,265,151.25	(3)
T2-F95	$ 1,220,310.00	(2)
T2-V95	$ 1,220,310.00	(3)
T2-F96	$ 1,177,056.25	(2)
T2-V96	$ 1,177,056.25	(3)
T2-F97	$ 1,135,341.25	(2)
T2-V97	$ 1,135,341.25	(3)
T2-F98	$ 1,095,105.00	(2)
T2-V98	$ 1,095,105.00	(3)
T2-F99	$ 1,056,293.75	(2)
T2-V99	$ 1,056,293.75	(3)
T2-F100	$ 1,018,856.25	(2)
T2-V100	$ 1,018,856.25	(3)
T2-F101	$ 982,745.00	(2)
T2-V101	$ 982,745.00	(3)
T2-F102	$ 947,911.25	(2)
T2-V102	$ 947,911.25	(3)
T2-F103	$ 914,315.00	(2)
T2-V103	$ 914,315.00	(3)
T2-F104	$ 881,901.25	(2)
T2-V104	$ 881,901.25	(3)
T2-F105	$ 850,637.50	(2)
T2-V105	$ 850,637.50	(3)
T2-F106	$ 820,480.00	(2)
T2-V106	$ 820,480.00	(3)
T2-F107	$ 791,381.25	(2)
T2-V107	$ 791,381.25	(3)
T2-F108	$ 763,310.00	(2)
T2-V108	$ 763,310.00	(3)
T2-F109	$ 736,246.25	(2)
T2-V109	$ 736,246.25	(3)
T2-F110	$ 710,143.75	(2)
T2-V110	$ 710,143.75	(3)
T2-F111	$ 684,963.75	(2)
T2-V111	$ 684,963.75	(3)
T2-F112	$ 660,678.75	(2)
T2-V112	$ 660,678.75	(3)
T2-F113	$ 637,252.50	(2)
T2-V113	$ 637,252.50	(3)
T2-F114	$ 614,705.00	(2)
T2-V114	$ 614,705.00	(3)
T2-F115	$ 592,907.50	(2)
T2-V115	$ 592,907.50	(3)
T2-F116	$ 571,940.00	(2)
T2-V116	$ 571,940.00	(3)
T2-F117	$ 551,906.25	(2)
T2-V117	$ 551,906.25	(3)
T2-F118	$ 534,240.00	(2)
T2-V118	$ 534,240.00	(3)
T2-F119	$ 523,503.75	(2)
T2-V119	$ 523,503.75	(3)
T2-F120	$ 507,832.50	(2)
T2-V120	$ 507,832.50	(3)
T2-F121	$ 491,702.50	(2)
T2-V121	$ 491,702.50	(3)
T2-F122	$ 475,476.25	(2)
T2-V122	$ 475,476.25	(3)
T2-F123	$ 458,158.75	(2)
T2-V123	$ 458,158.75	(3)
T2-F124	$ 11,987,663.75	(2)
T2-V124(7)	$ 11,987,663.75	(3)
T2-Subs-IO	(4)	(4)
R-II	(6)	(6)

____________________

(1)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for the T2-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC I other than any interest-only regular interest (the “REMIC II Net WAC Rate”).

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) 11.035%, and (ii) the product of (a) the REMIC II Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for each of these Lower Tier Interests shall be the excess, if any, of (i) the product of (a) the REMIC II Net WAC Rate and (b) 2, over (ii) 11.035%.

(4)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T1-Subs-IO interest.

(5)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC I Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC II Regular Interests.

(6)

The R-II interest shall not have a principal balance and shall not bear interest.  The R-II interest is hereby designated as the sole class of residual interest in REMIC II.

(7)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC II based on the above-described interest rates.

On each Distribution Date, all Realized Losses and all payments of principal in respect of Loans shall be allocated in the following order of priority:

(a)

First, to the T2-A interest until the outstanding principal balance of such interest is reduced to zero, and

(b)

Second, sequentially, to the other REMIC II Regular Interests in ascending order of their numerical designation, and, with respect to each pair of REMIC II Regular Interests having the same numerical designation, in equal amounts to each such REMIC II Regular Interest, until the principal balance of each is reduced to zero.

REMIC III:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC III, each of which (other than the R-III interest) is hereby designated as a regular interest in REMIC III (the “REMIC III Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T3-A	(5)	(1)
T3-F1	$ 746,903.75	(2)
T3-V1	$ 746,903.75	(3)
T3-F2	$ 1,474,863.75	(2)
T3-V2	$ 1,474,863.75	(3)
T3-F3	$ 2,099,453.75	(2)
T3-V3	$ 2,099,453.75	(3)
T3-F4	$ 2,725,773.75	(2)
T3-V4	$ 2,725,773.75	(3)
T3-F5	$ 3,351,502.50	(2)
T3-V5	$ 3,351,502.50	(3)
T3-F6	$ 3,974,268.75	(2)
T3-V6	$ 3,974,268.75	(3)
T3-F7	$ 4,591,655.00	(2)
T3-V7	$ 4,591,655.00	(3)
T3-F8	$ 5,201,221.25	(2)
T3-V8	$ 5,201,221.25	(3)
T3-F9	$ 5,800,502.50	(2)
T3-V9	$ 5,800,502.50	(3)
T3-F10	$ 6,387,047.50	(2)
T3-V10	$ 6,387,047.50	(3)
T3-F11	$ 6,299,290.00	(2)
T3-V11	$ 6,299,290.00	(3)
T3-F12	$ 6,212,728.75	(2)
T3-V12	$ 6,212,728.75	(3)
T3-F13	$ 6,127,343.75	(2)
T3-V13	$ 6,127,343.75	(3)
T3-F14	$ 6,043,122.50	(2)
T3-V14	$ 6,043,122.50	(3)
T3-F15	$ 5,960,048.75	(2)
T3-V15	$ 5,960,048.75	(3)
T3-F16	$ 5,878,106.25	(2)
T3-V16	$ 5,878,106.25	(3)
T3-F17	$ 5,797,280.00	(2)
T3-V17	$ 5,797,280.00	(3)
T3-F18	$ 5,717,553.75	(2)
T3-V18	$ 5,717,553.75	(3)
T3-F19	$ 5,638,915.00	(2)
T3-V19	$ 5,638,915.00	(3)
T3-F20	$ 5,561,346.25	(2)
T3-V20	$ 5,561,346.25	(3)
T3-F21	$ 5,484,833.75	(2)
T3-V21	$ 5,484,833.75	(3)
T3-F22	$ 5,409,366.25	(2)
T3-V22	$ 5,409,366.25	(3)
T3-F23	$ 5,334,925.00	(2)
T3-V23	$ 5,334,925.00	(3)
T3-F24	$ 5,261,498.75	(2)
T3-V24	$ 5,261,498.75	(3)
T3-F25	$ 5,189,072.50	(2)
T3-V25	$ 5,189,072.50	(3)
T3-F26	$ 5,117,635.00	(2)
T3-V26	$ 5,117,635.00	(3)
T3-F27	$ 5,047,170.00	(2)
T3-V27	$ 5,047,170.00	(3)
T3-F28	$ 4,977,666.25	(2)
T3-V28	$ 4,977,666.25	(3)
T3-F29	$ 4,909,110.00	(2)
T3-V29	$ 4,909,110.00	(3)
T3-F30	$ 4,841,486.25	(2)
T3-V30	$ 4,841,486.25	(3)
T3-F31	$ 4,774,787.50	(2)
T3-V31	$ 4,774,787.50	(3)
T3-F32	$ 4,708,997.50	(2)
T3-V32	$ 4,708,997.50	(3)
T3-F33	$ 4,644,103.75	(2)
T3-V33	$ 4,644,103.75	(3)
T3-F34	$ 4,580,095.00	(2)
T3-V34	$ 4,580,095.00	(3)
T3-F35	$ 4,516,960.00	(2)
T3-V35	$ 4,516,960.00	(3)
T3-F36	$ 4,454,686.25	(2)
T3-V36	$ 4,454,686.25	(3)
T3-F37	$ 4,393,261.25	(2)
T3-V37	$ 4,393,261.25	(3)
T3-F38	$ 4,332,675.00	(2)
T3-V38	$ 4,332,675.00	(3)
T3-F39	$ 4,272,915.00	(2)
T3-V39	$ 4,272,915.00	(3)
T3-F40	$ 4,213,970.00	(2)
T3-V40	$ 4,213,970.00	(3)
T3-F41	$ 4,155,830.00	(2)
T3-V41	$ 4,155,830.00	(3)
T3-F42	$ 4,098,483.75	(2)
T3-V42	$ 4,098,483.75	(3)
T3-F43	$ 4,041,918.75	(2)
T3-V43	$ 4,041,918.75	(3)
T3-F44	$ 3,986,127.50	(2)
T3-V44	$ 3,986,127.50	(3)
T3-F45	$ 3,931,096.25	(2)
T3-V45	$ 3,931,096.25	(3)
T3-F46	$ 3,876,817.50	(2)
T3-V46	$ 3,876,817.50	(3)
T3-F47	$ 3,823,278.75	(2)
T3-V47	$ 3,823,278.75	(3)
T3-F48	$ 3,770,471.25	(2)
T3-V48	$ 3,770,471.25	(3)
T3-F49	$ 3,718,386.25	(2)
T3-V49	$ 3,718,386.25	(3)
T3-F50	$ 3,667,011.25	(2)
T3-V50	$ 3,667,011.25	(3)
T3-F51	$ 3,616,410.00	(2)
T3-V51	$ 3,616,410.00	(3)
T3-F52	$ 3,566,427.50	(2)
T3-V52	$ 3,566,427.50	(3)
T3-F53	$ 3,517,128.75	(2)
T3-V53	$ 3,517,128.75	(3)
T3-F54	$ 3,468,502.50	(2)
T3-V54	$ 3,468,502.50	(3)
T3-F55	$ 3,420,540.00	(2)
T3-V55	$ 3,420,540.00	(3)
T3-F56	$ 3,373,233.75	(2)
T3-V56	$ 3,373,233.75	(3)
T3-F57	$ 3,326,573.75	(2)
T3-V57	$ 3,326,573.75	(3)
T3-F58	$ 3,280,578.75	(2)
T3-V58	$ 3,280,578.75	(3)
T3-F59	$ 3,235,186.25	(2)
T3-V59	$ 3,235,186.25	(3)
T3-F60	$ 3,190,412.50	(2)
T3-V60	$ 3,190,412.50	(3)
T3-F61	$ 3,146,251.25	(2)
T3-V61	$ 3,146,251.25	(3)
T3-F62	$ 3,102,692.50	(2)
T3-V62	$ 3,102,692.50	(3)
T3-F63	$ 3,059,731.25	(2)
T3-V63	$ 3,059,731.25	(3)
T3-F64	$ 3,017,356.25	(2)
T3-V64	$ 3,017,356.25	(3)
T3-F65	$ 2,975,561.25	(2)
T3-V65	$ 2,975,561.25	(3)
T3-F66	$ 2,934,338.75	(2)
T3-V66	$ 2,934,338.75	(3)
T3-F67	$ 2,893,677.50	(2)
T3-V67	$ 2,893,677.50	(3)
T3-F68	$ 2,853,575.00	(2)
T3-V68	$ 2,853,575.00	(3)
T3-F69	$ 2,814,020.00	(2)
T3-V69	$ 2,814,020.00	(3)
T3-F70	$ 2,775,006.25	(2)
T3-V70	$ 2,775,006.25	(3)
T3-F71	$ 2,736,527.50	(2)
T3-V71	$ 2,736,527.50	(3)
T3-F72	$ 2,698,573.75	(2)
T3-V72	$ 2,698,573.75	(3)
T3-F73	$ 2,661,138.75	(2)
T3-V73	$ 2,661,138.75	(3)
T3-F74	$ 2,624,218.75	(2)
T3-V74	$ 2,624,218.75	(3)
T3-F75	$ 2,587,802.50	(2)
T3-V75	$ 2,587,802.50	(3)
T3-F76	$ 2,551,885.00	(2)
T3-V76	$ 2,551,885.00	(3)
T3-F77	$ 2,516,460.00	(2)
T3-V77	$ 2,516,460.00	(3)
T3-F78	$ 2,481,518.75	(2)
T3-V78	$ 2,481,518.75	(3)
T3-F79	$ 2,447,057.50	(2)
T3-V79	$ 2,447,057.50	(3)
T3-F80	$ 2,413,066.25	(2)
T3-V80	$ 2,413,066.25	(3)
T3-F81	$ 2,379,543.75	(2)
T3-V81	$ 2,379,543.75	(3)
T3-F82	$ 2,346,477.50	(2)
T3-V82	$ 2,346,477.50	(3)
T3-F83	$ 2,313,865.00	(2)
T3-V83	$ 2,313,865.00	(3)
T3-F84	$ 2,281,700.00	(2)
T3-V84	$ 2,281,700.00	(3)
T3-F85	$ 2,249,976.25	(2)
T3-V85	$ 2,249,976.25	(3)
T3-F86	$ 2,218,686.25	(2)
T3-V86	$ 2,218,686.25	(3)
T3-F87	$ 2,187,825.00	(2)
T3-V87	$ 2,187,825.00	(3)
T3-F88	$ 2,157,387.50	(2)
T3-V88	$ 2,157,387.50	(3)
T3-F89	$ 2,127,366.25	(2)
T3-V89	$ 2,127,366.25	(3)
T3-F90	$ 2,097,758.75	(2)
T3-V90	$ 2,097,758.75	(3)
T3-F91	$ 2,068,555.00	(2)
T3-V91	$ 2,068,555.00	(3)
T3-F92	$ 2,039,753.75	(2)
T3-V92	$ 2,039,753.75	(3)
T3-F93	$ 2,011,345.00	(2)
T3-V93	$ 2,011,345.00	(3)
T3-F94	$ 1,983,328.75	(2)
T3-V94	$ 1,983,328.75	(3)
T3-F95	$ 1,955,695.00	(2)
T3-V95	$ 1,955,695.00	(3)
T3-F96	$ 1,928,440.00	(2)
T3-V96	$ 1,928,440.00	(3)
T3-F97	$ 1,901,561.25	(2)
T3-V97	$ 1,901,561.25	(3)
T3-F98	$ 1,875,050.00	(2)
T3-V98	$ 1,875,050.00	(3)
T3-F99	$ 1,848,902.50	(2)
T3-V99	$ 1,848,902.50	(3)
T3-F100	$ 1,823,113.75	(2)
T3-V100	$ 1,823,113.75	(3)
T3-F101	$ 1,797,680.00	(2)
T3-V101	$ 1,797,680.00	(3)
T3-F102	$ 1,772,593.75	(2)
T3-V102	$ 1,772,593.75	(3)
T3-F103	$ 1,747,853.75	(2)
T3-V103	$ 1,747,853.75	(3)
T3-F104	$ 1,723,453.75	(2)
T3-V104	$ 1,723,453.75	(3)
T3-F105	$ 1,699,387.50	(2)
T3-V105	$ 1,699,387.50	(3)
T3-F106	$ 1,675,652.50	(2)
T3-V106	$ 1,675,652.50	(3)
T3-F107	$ 1,652,243.75	(2)
T3-V107	$ 1,652,243.75	(3)
T3-F108	$ 1,629,156.25	(2)
T3-V108	$ 1,629,156.25	(3)
T3-F109	$ 1,606,506.25	(2)
T3-V109	$ 1,606,506.25	(3)
T3-F110	$ 1,584,165.00	(2)
T3-V110	$ 1,584,165.00	(3)
T3-F111	$ 1,562,322.50	(2)
T3-V111	$ 1,562,322.50	(3)
T3-F112	$ 1,540,563.75	(2)
T3-V112	$ 1,540,563.75	(3)
T3-F113	$ 1,519,177.50	(2)
T3-V113	$ 1,519,177.50	(3)
T3-F114	$ 1,499,775.00	(2)
T3-V114	$ 1,499,775.00	(3)
T3-F115	$ 1,478,833.75	(2)
T3-V115	$ 1,478,833.75	(3)
T3-F116	$ 1,461,475.00	(2)
T3-V116	$ 1,461,475.00	(3)
T3-F117	$ 1,442,161.25	(2)
T3-V117	$ 1,442,161.25	(3)
T3-F118	$ 1,490,702.50	(2)
T3-V118	$ 1,490,702.50	(3)
T3-F119	$ 1,473,686.25	(2)
T3-V119	$ 1,473,686.25	(3)
T3-F120	$ 1,452,891.25	(2)
T3-V120	$ 1,452,891.25	(3)
T3-F121	$ 1,432,545.00	(2)
T3-V121	$ 1,432,545.00	(3)
T3-F122	$ 1,424,891.25	(2)
T3-V122	$ 1,424,891.25	(3)
T3-F123	$ 1,404,243.75	(2)
T3-V123	$ 1,404,243.75	(3)
T3-F124	$ 88,940,463.75	(2)
T3-V124(7)	$ 88,940,463.75	(3)
T3-Subs-IO	(4)	(4)
T3-IO-1	(8)	(8)
R-III	(6)	(6)

____________________

(1)

The interest rate (the “REMIC III Net WAC Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) for the T3-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC II provided, however, for any Distribution Date on which the Class T3-IO-1 Interest is entitled to a portion of the interest accruals on a REMIC II Regular Interest having an “F” in its class designation, as described in footnote 8 below, such weighted average shall be computed by first subjecting the rate on such REMIC II interest to a cap equal to the product of the interest rate used to compute the Certificate Swap I Provider Payment adjusted to reflect the day count convention used for such interest rate for such Distribution Date and 2 (“Certificate Swap I LIBOR”).

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) 11.50%, and (ii) the product of (a) the REMIC III Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for each of these Lower Tier Interests shall be the excess, if any, of (i) the product of (a) the REMIC III Net WAC Rate and (b) 2, over (ii) 11.50%.

(4)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T2-Subs-IO interest.

(5)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC II Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC III Regular Interests.

(6)

The R-III interest shall not have a principal balance and shall not bear interest.  The R-III interest is hereby designated as the sole class of residual interest in REMIC III.

(7)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(8)

The Class T3-IO-1 is an interest only class that does not have a principal balance.  For only those Distribution Dates listed in the first column in the table below, the Class T3-IO-1 shall be entitled to interest accrued on the REMIC II Regular Interest listed in  the second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC II Regular Interest for such Distribution Date over (ii) the Certificate Swap I LIBOR for such Distribution Date.

Distribution Dates	REMIC II Designation
1	T2-F1
1-2	T2-F2
1-3	T2-F3
1-4	T2-F4
1-5	T2-F5
1-6	T2-F6
1-7	T2-F7
1-8	T2-F8
1-9	T2-F9
1-10	T2-F10
1-11	T2-F11
1-12	T2-F12
1-13	T2-F13
1-14	T2-F14
1-15	T2-F15
1-16	T2-F16
1-17	T2-F17
1-18	T2-F18
1-19	T2-F19
1-20	T2-F20
1-21	T2-F21
1-22	T2-F22
1-23	T2-F23
1-24	T2-F24
1-25	T2-F25
1-26	T2-F26
1-27	T2-F27
1-28	T2-F28
1-29	T2-F29
1-30	T2-F30
1-31	T2-F31
1-32	T2-F32
1-33	T2-F33
1-34	T2-F34
1-35	T2-F35
1-36	T2-F36
1-37	T2-F37
1-38	T2-F38
1-39	T2-F39
1-40	T2-F40
1-41	T2-F41
1-42	T2-F42
1-43	T2-F43
1-44	T2-F44
1-45	T2-F45
1-46	T2-F46
1-47	T2-F47
1-48	T2-F48
1-49	T2-F49
1-50	T2-F50
1-51	T2-F51
1-52	T2-F52
1-53	T2-F53
1-54	T2-F54
1-55	T2-F55
1-56	T2-F56
1-57	T2-F57
1-58	T2-F58
1-59	T2-F59
1-60	T2-F60
1-61	T2-F61
1-62	T2-F62
1-63	T2-F63
1-64	T2-F64
1-65	T2-F65
1-66	T2-F66
1-67	T2-F67
1-68	T2-F68
1-69	T2-F69
1-70	T2-F70
1-71	T2-F71
1-72	T2-F72
1-73	T2-F73
1-74	T2-F74
1-75	T2-F75
1-76	T2-F76
1-77	T2-F77
1-78	T2-F78
1-79	T2-F79
1-80	T2-F80
1-81	T2-F81
1-82	T2-F82
1-83	T2-F83
1-84	T2-F84
1-85	T2-F85
1-86	T2-F86
1-87	T2-F87
1-88	T2-F88
1-89	T2-F89
1-90	T2-F90
1-91	T2-F91
1-92	T2-F92
1-93	T2-F93
1-94	T2-F94
1-95	T2-F95
1-96	T2-F96
1-97	T2-F97
1-98	T2-F98
1-99	T2-F99
1-100	T2-F100
1-101	T2-F101
1-102	T2-F102
1-103	T2-F103
1-104	T2-F104
1-105	T2-F105
1-106	T2-F106
1-107	T2-F107
1-108	T2-F108
1-109	T2-F109
1-110	T2-F110
1-111	T2-F111
1-112	T2-F112
1-113	T2-F113
1-114	T2-F114
1-115	T2-F115
1-116	T2-F116
1-117	T2-F117
1-118	T2-F118
1-119	T2-F119
1-120	T2-F120
1-121	T2-F121
1-122	T2-F122
1-123	T2-F123
1-124	T2-F124

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC III based on the above-described interest rates.

On each Distribution Date, all Realized Losses and all payments of principal in respect of Loans shall be allocated in the following order of priority:

(a)

First, to the T3-A interest until the outstanding principal balance of such interest is reduced to zero, and

(b)

Second, sequentially, to the other REMIC III Regular Interests in ascending order of their numerical designation, and, with respect to each pair of REMIC III Regular Interests having the same numerical designation, in equal amounts to each such REMIC III Regular Interest, until the principal balance of each is reduced to zero.

REMIC IV:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC IV, each of which (other than the R-IV interest) is hereby designated as a regular interest in REMIC IV (the “REMIC IV Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T4-A	(4)	(1)
T4-F1	$ 91,976,000.00	(2)
T4-V1(6)	$ 91,976,000.00	(3)
T4-IO-2	(7)	(7)
T4-Subs-IO	(8)	(8)
T4-IO-1	(9)	(9)
R-IV	(5)	(5)

___________________

(1)

The interest rate (the “REMIC IV Net WAC Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) for the T4-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC III provided, however, that for any Distribution Date on which the Class T4-IO-2 Interest is entitled to a portion of the interest accruals on a REMIC III Regular Interest having an “F” in its class designation, as described in footnote 7 below, such weighted average shall be computed by first subjecting the rate on such REMIC III interest to a cap equal to the product of the interest rate used to compute the Certificate Swap II Provider Payment adjusted to reflect the day count convention used for such interest rate for such Distribution Date and 2 (“Certificate Swap II LIBOR”).

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) the Class I-A-3B REMIC Swap Rate, and (ii) the product of (a) the REMIC IV Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for this Lower Tier Interest shall be the excess, if any, of (i) the product of (a) the REMIC IV Net WAC Rate and (b) 2, over (ii) the Class I-A-3B REMIC Swap Rate.

(4)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC III Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC IV Regular Interests.

(5)

The R-IV interest shall not have a principal balance and shall not bear interest.  The R-IV interest is hereby designated as the sole class of residual interest in REMIC IV.

(6)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(7)

The Class T4-IO-2 is an interest only class that does not have a principal balance.  For only those Distribution Dates listed in the first column in the table below, the Class T4-IO-2 shall be entitled to interest accrued on the REMIC III Regular Interest listed in  the second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC III Regular Interest for such Distribution Date over (ii) the Certificate Swap II LIBOR for such Distribution Date.

Distribution Dates	REMIC III Designation
1	T3-F1
1-2	T3-F2
1-3	T3-F3
1-4	T3-F4
1-5	T3-F5
1-6	T3-F6
1-7	T3-F7
1-8	T3-F8
1-9	T3-F9
1-10	T3-F10
1-11	T3-F11
1-12	T3-F12
1-13	T3-F13
1-14	T3-F14
1-15	T3-F15
1-16	T3-F16
1-17	T3-F17
1-18	T3-F18
1-19	T3-F19
1-20	T3-F20
1-21	T3-F21
1-22	T3-F22
1-23	T3-F23
1-24	T3-F24
1-25	T3-F25
1-26	T3-F26
1-27	T3-F27
1-28	T3-F28
1-29	T3-F29
1-30	T3-F30
1-31	T3-F31
1-32	T3-F32
1-33	T3-F33
1-34	T3-F34
1-35	T3-F35
1-36	T3-F36
1-37	T3-F37
1-38	T3-F38
1-39	T3-F39
1-40	T3-F40
1-41	T3-F41
1-42	T3-F42
1-43	T3-F43
1-44	T3-F44
1-45	T3-F45
1-46	T3-F46
1-47	T3-F47
1-48	T3-F48
1-49	T3-F49
1-50	T3-F50
1-51	T3-F51
1-52	T3-F52
1-53	T3-F53
1-54	T3-F54
1-55	T3-F55
1-56	T3-F56
1-57	T3-F57
1-58	T3-F58
1-59	T3-F59
1-60	T3-F60
1-61	T3-F61
1-62	T3-F62
1-63	T3-F63
1-64	T3-F64
1-65	T3-F65
1-66	T3-F66
1-67	T3-F67
1-68	T3-F68
1-69	T3-F69
1-70	T3-F70
1-71	T3-F71
1-72	T3-F72
1-73	T3-F73
1-74	T3-F74
1-75	T3-F75
1-76	T3-F76
1-77	T3-F77
1-78	T3-F78
1-79	T3-F79
1-80	T3-F80
1-81	T3-F81
1-82	T3-F82
1-83	T3-F83
1-84	T3-F84
1-85	T3-F85
1-86	T3-F86
1-87	T3-F87
1-88	T3-F88
1-89	T3-F89
1-90	T3-F90
1-91	T3-F91
1-92	T3-F92
1-93	T3-F93
1-94	T3-F94
1-95	T3-F95
1-96	T3-F96
1-97	T3-F97
1-98	T3-F98
1-99	T3-F99
1-100	T3-F100
1-101	T3-F101
1-102	T3-F102
1-103	T3-F103
1-104	T3-F104
1-105	T3-F105
1-106	T3-F106
1-107	T3-F107
1-108	T3-F108
1-109	T3-F109
1-110	T3-F110
1-111	T3-F111
1-112	T3-F112
1-113	T3-F113
1-114	T3-F114
1-115	T3-F115
1-116	T3-F116
1-117	T3-F117
1-118	T3-F118
1-119	T3-F119
1-120	T3-F120
1-121	T3-F121
1-122	T3-F122
1-123	T3-F123
1-124	T3-F124

(8)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T3-Subs-IO interest.

(9)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T3-IO-1 interest.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC IV based on the above-described interest rates.

On each Distribution Date, distributions of principal on the interests in REMIC IV shall be allocated in the following order of priority:

(a)

First, to the T4-F1 and T4-V1 interests, in equal amounts, until their aggregate principal balance equals the Principal Balance of the Class I-A-3B Certificates, and

(b)

Second, to the T4-A interest until the outstanding principal balance of such interest is reduced to zero.

REMIC V:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC V, each of which (other than the R-V interest) is hereby designated as a regular interest in REMIC V (the “REMIC V Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T5-A	(4)	(1)
T5-F1	$ 10,219,500.00	(2)
T5-V1(6)	$ 10,219,500.00	(3)
T5-IO-3	(7)	(7)
T5-Subs-IO	(8)	(8)
T5-IO-1	(9)	(9)
T5-IO-2	(10)	(10)
R-V	(5)	(5)

___________________

(1)

The interest rate (the “REMIC V Net WAC Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) for the T5-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC IV provided, however, that for any Distribution Date on which the Class T5-IO-3 Interest is entitled to a portion of the interest accruals on the T4-F1 interest, such weighted average shall be computed by first subjecting the rate on such REMIC IV interest to a cap equal to the product of the interest rate used to compute the Class I-A-3B Swap Provider Payment adjusted to reflect the day count convention used for such interest rate (“Class I-A-3B Swap LIBOR”) for such Distribution Date and 2.

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) the Class I-A-3C REMIC Swap Rate, and (ii) the product of (a) the REMIC V Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for this Lower Tier Interest shall be the excess, if any, of (i) the product of (a) the REMIC V Net WAC Rate and (b) 2, over (ii) the Class I-A-3C REMIC Swap Rate.

(4)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC IV Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC V Regular Interests.

(5)

The R-V interest shall not have a principal balance and shall not bear interest.  The R-V interest is hereby designated as the sole class of residual interest in REMIC V.

(6)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(7)

The Class T5-IO-3 is an interest only class that does not have a principal balance.  For each Distribution Date on which the Class I-A-3B Certificates are outstanding, the Class T5-IO-3 shall be entitled to interest accrued on the T4-F1 interest at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC IV Regular Interest for such Distribution Date over (ii) the product of the Class I-A-3B Swap LIBOR for such Distribution Date, and 2.

(8)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T4-Subs-IO interest.

(9)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T4-IO-1 interest.

(10)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T4-IO-2 interest.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC V based on the above-described interest rates.

On each Distribution Date, distributions of principal on the interests in REMIC V shall be allocated in the following order of priority:

(a)

First, to the T5-F1 and T5-V1 interests, in equal amounts, until their aggregate principal balance equals the Principal Balance of the Class I-A-3C Certificates, and

(b)

Second, to the T5-A interest until the outstanding principal balance of such interest is reduced to zero.

REMIC VI:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC VI, each of which (other than the R-VI interest) is hereby designated as a regular interest in REMIC VI (the “REMIC VI Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T6-A	(4)	(1)
T6-F1	$ 51,450,500.00	(2)
T6-V1(6)	$ 51,450,500.00	(3)
T6-IO-4	(7)	(7)
T6-Subs-IO	(8)	(8)
T6-IO-1	(9)	(9)
T6-IO-2	(10)	(10)
T6-IO-3	(11)	(11)
R-VI	(5)	(5)

___________________

(1)

The interest rate (the “REMIC VI Net WAC Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) for the T6-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC V provided, however, that for any Distribution Date on which the Class T6-IO-4 Interest is entitled to a portion of the interest accruals on the T5-F1 interest, such weighted average shall be computed by first subjecting the rate on such REMIC V interest to a cap equal to the product of the interest rate used to compute the Class I-A-3C Swap Provider Payment adjusted to reflect the day count convention used for such interest rate (“Class I-A-3C Swap LIBOR”) for such Distribution Date and 2.

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) the Class I-A-4A REMIC Swap Rate, and (ii) the product of (a) the REMIC VI Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for this Lower Tier Interest shall be the excess, if any, of (i) the product of (a) the REMIC VI Net WAC Rate and (b) 2, over (ii) the Class I-A-4A REMIC Swap Rate.

(4)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC V Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC VI Regular Interests.

(5)

The R-VI interest shall not have a principal balance and shall not bear interest.  The R-VI interest is hereby designated as the sole class of residual interest in REMIC VI.

(6)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(7)

The Class T6-IO-4 is an interest only class that does not have a principal balance.  For each Distribution Date on which the Class I-A-3C Certificates are outstanding, the Class T6-IO-4 shall be entitled to interest accrued on the T5-F1 interest at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC V Regular Interest for such Distribution Date over (ii) the product of the Class I-A-3C Swap LIBOR for such Distribution Date, and 2.

(8)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T5-Subs-IO interest.

(9)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T5-IO-1 interest.

(10)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T5-IO-2 interest.

(11)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T5-IO-3 interest.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC VI based on the above-described interest rates.

On each Distribution Date, distributions of principal on the interests in REMIC VI shall be allocated in the following order of priority:

(a)

First, to the T6-F1 and T6-V1 interests, in equal amounts, until their aggregate principal balance equals the Principal Balance of the Class I-A-4A Certificates, and

(b)

Second, to the T6-A interest until the outstanding principal balance of such interest is reduced to zero.

REMIC VII:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC VII, each of which (other than the R-VII interest) is hereby designated as a regular interest in REMIC VII (the “REMIC VII Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T7-A	(4)	(1)
T7-F1	$ 75,554,000.00	(2)
T7-V1(6)	$ 75,554,000.00	(3)
T7-IO-5	(7)	(7)
T7-Subs-IO	(8)	(8)
T7-IO-1	(9)	(9)
T7-IO-2	(10)	(10)
T7-IO-3	(11)	(11)
T7-IO-4	(12)	(12)
R-VII	(5)	(5)

___________________

(1)

The interest rate (the “REMIC VII Net WAC Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) for the T7-A Interest is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC VI provided, however, that for any Distribution Date on which the Class T7-IO-5 Interest is entitled to a portion of the interest accruals on the T6-F1 interest, such weighted average shall be computed by first subjecting the rate on such REMIC VI interest to a cap equal to the product of the interest rate used to compute the Class I-A-4A Swap Provider Payment adjusted to reflect the day count convention used for such interest rate (“Class I-A-4A Swap LIBOR”) for such Distribution Date and 2.

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this interest is a per annum rate equal to the lesser of (i) the Class II-A-1 REMIC Swap Rate, and (ii) the product of (a) the REMIC VII Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for this Lower Tier Interest shall be the excess, if any, of (i) the product of (a) the REMIC VII Net WAC Rate and (b) 2, over (ii) the Class II-A-1 REMIC Swap Rate.

(4)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC VI Regular Interests over (ii) the aggregate initial principal balance of all remaining REMIC VII Regular Interests.

(5)

The R-VII interest shall not have a principal balance and shall not bear interest.  The R-VII interest is hereby designated as the sole class of residual interest in REMIC VII.

(6)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(7)

The Class T7-IO-5 is an interest only class that does not have a principal balance.  For each Distribution Date on which the Class I-A-4A Certificates are outstanding, the Class T7-IO-5 shall be entitled to interest accrued on the T6-F1 interest at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC VI Regular Interest for such Distribution Date over (ii) the product of the Class I-A-4A Swap LIBOR for such Distribution Date, and 2.

(8)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T6-Subs-IO interest.

(9)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T6-IO-1 interest.

(10)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T6-IO-2 interest.

(11)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T6-IO-3 interest.

(12)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T6-IO-4 interest.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC VII based on the above-described interest rates.

On each Distribution Date, distributions of principal on the interests in REMIC VII shall be allocated in the following order of priority:

(a)

First, to the T7-F1 and T7-V1 interests, in equal amounts, until their aggregate principal balance equals the Principal Balance of the Class II-A-1 Certificates, and

(b)

Second, to the T7-A interest until the outstanding principal balance of such interest is reduced to zero.

REMIC VIII:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC VIII, each of which (other than the R-VIII interest) is hereby designated as a regular interest in REMIC VIII (the “REMIC VIII Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate	Corresponding Class of Certificate
T8-I-A-1(5)	(3)	(1)	I-A-1
T8-I-A-2(5)	(3)	(1)	I-A-2
T8-I-A-3A(5)	(3)	(1)	I-A-3A
T8-I-A-3B(5)	(3)	(1)	I-A-3B
T8-I-A-3C(5)	(3)	(1)	I-A-3C
T8-I-A-4A(5)	(3)	(1)	I-A-4A
T8-I-A-4B(5)	(3)	(1)	I-A-4B
T8-A-5(5)	(3)	(1)	A-5
T8-II-A-1(5)	(3)	(1)	II-A-1
T8-M-1(5)	(3)	(1)	M-1
T8-M-2(5)	(3)	(1)	M-2
T8-M-3(5)	(3)	(1)	M-3
T8-M-4(5)	(3)	(1)	M-4
T8-M-5(5)	(3)	(1)	M-5
T8-M-6(5)	(3)	(1)	M-6
T8-M-7(5)	(3)	(1)	M-7
T8-M-8(5)	(3)	(1)	M-8
T8-M-9(5)	(3)	(1)	M-9
T8-M-10(5)	(3)	(1)	M-10
T8-M-11(5)	(3)	(1)	M-11
T8-P(5)	(3)	(1)	P
T8-Accrual Interest (7)	(6)	(1)	N/A
T8-IO-6	(2)	(2)	N/A
T8-Subs-IO	(8)	(8)	N/A
T8-IO-1	(9)	(9)	N/A
T8-IO-2	(10)	(10)	N/A
T8-IO-3	(11)	(11)	N/A
T8-IO-4	(12)	(12)	N/A
T8-IO-5	(13)	(13)	N/A
R-VIII	(4)	(4)	N/A

____________________

(1)

The interest rate for each of these interests (the “REMIC Maximum Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) is a per annum rate equal to the weighted average of the interest rates on the REMIC VII Regular Interests (other than any interest-only regular interest), provided, however, that for any Distribution Date on which the Class T8-IO-6 Interest is entitled to a portion of the interest accruals on the T7-F1 interest, such weighted average shall be computed by first subjecting the rate on such REMIC VII interest to a cap equal to the product of the interest rate used to compute the Class II-A-1 Swap Provider Payment adjusted to reflect the day count convention used for such interest rate (“Class II-A-1 Swap LIBOR”) for such Distribution Date and 2.

(2)

The Class T8-IO-6 is an interest only class that does not have a principal balance.  For each Distribution Date on which the Class II-A-1 Certificates are outstanding, the Class T8-IO-6 shall be entitled to interest accrued on the T7-F1 interest at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC VII Regular Interest for such Distribution Date over (ii) the product of the Class II-A-1 Swap LIBOR for such Distribution Date, and 2.

(3)

This interest shall have an initial principal balance equal to one-half of the initial Certificate Principal Balance of its Corresponding Class of Certificates.

(4)

The R-VIII interest shall not have a principal amount and shall not bear interest.  The R-VIII interest is hereby designated as the sole class of residual interest in REMIC VIII.

(5)

This interest is a REMIC VIII Accretion Directed Class.

(6)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate initial principal balance of the REMIC VII Regular Interests over (ii) the aggregate initial principal balance of the REMIC VIII Accretion Directed Classes.

(7)

This interest shall also be entitled to all Trust Prepayment Charges received in respect of the Loans.

(8)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-Subs-IO interest.

(9)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-IO-1 interest.

(10)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-IO-2 interest.

(11)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-IO-3 interest.

(12)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-IO-4 interest.

(13)

This interest shall be an interest-only interest.  This interest shall be entitled to receive all interest that accrues on the T7-IO-5 interest.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC VIII based on the above-described interest rates, provided however, that interest that accrues on the T8-Accrual Interest shall be deferred to the extent necessary to make the distributions of principal described below.  Any interest so deferred shall itself bear interest at the interest rate for the T8-Accrual Interest.

On each Distribution Date the principal distributed on the interests in REMIC VII (together with an amount equal to the interest deferred on the T8-Accrual Interest for such Distribution Date) shall be distributed, and Realized Losses in respect of the Loans shall be allocated, among the interests in REMIC VIII in the following order of priority:

(a)

First, to each interest in REMIC VIII having a Corresponding Class in the Master REMIC until the outstanding principal amount of each such interest equals one-half of the outstanding principal amount of such Corresponding Class for such interest immediately after such Distribution Date; and

(b)

Second, to the T8-Accrual Interest, any remaining amounts.

REMIC IX:

The following table sets forth characteristics of the interests in REMIC IX, each of which, except for the Class R-IX interest, is hereby designated as a “regular interest” in REMIC IX (the “REMIC IX Regular Interests”):

REMIC Interests	Initial Balance	Interest Rate	Corresponding Class of Certificates (6)
T9-I-A-1	(1)	(3)	I-A-1
T9-I-A-2	(1)	(3)	I-A-2
T9-I-A-3A	(1)	(3)	I-A-3A
T9-I-A-3B	(1)	(3)	I-A-3B
T9-I-A-3C	(1)	(3)	I-A-3C
T9-I-A-4A	(1)	(3)	I-A-4A
T9-I-A-4B	(1)	(3)	I-A-4B
T9-A-5	(1)	(3)	A-5
T9-II-A-1	(1)	(3)	II-A-1
T9-M-1	(1)	(3)	M-1
T9-M-2	(1)	(3)	M-2
T9-M-3	(1)	(3)	M-3
T9-M-4	(1)	(3)	M-4
T9-M-5	(1)	(3)	M-5
T9-M-6	(1)	(3)	M-6
T9-M-7	(1)	(3)	M-7
T9-M-8	(1)	(3)	M-8
T9-M-9	(1)	(3)	M-9
T9-M-10	(1)	(3)	M-10
T9-M-11	(1)	(3)	M-11
T9-P	(1)	(4)	P
T9-X	(1)	(2)	CE
R-IX	(5)	(5)	R

____________________

(1)

This interest shall have an initial principal balance equal to the Initial Certificate Principal Balance of its Corresponding Class of Certificates.

(2)

The T9-X interest has a notional balance equal to the aggregate initial principal balance of the REMIC VIII Regular Interests.  The interest rate of the T9-X interest shall be a rate sufficient to cause all net interest from the Loans to accrue on the T9-X interest that is in excess of the total amount of interest that accrues on each other regular interest in REMIC IX.  For any Distribution Date, the interest rate in respect of the T9-X interest shall be the excess of: (i) the weighted average interest rate of all interests in REMIC VIII (other than any interest-only regular interests) over (ii) the product of: (A) two and (B) the weighted average interest rate of the REMIC VIII Accretion Directed Classes and the T8-Accrual Interest, where the T8-Accrual Interest is subject to a cap equal to zero and each REMIC VIII Accretion Directed Class is subject to a cap equal to the related Pass-Through Rate on its Corresponding Class of Certificates, provided that, for purposes of determining the Pass-Through Rate, (i) the REMIC Maximum Rate shall be substituted for the Net WAC Pass-Through Rate in the definition thereof and (ii) the margin of the Pass-Through Rate of each of the Class I-A-3B, Class I-A-3C, Class I-A-4A and Class II-A-1 Certificates shall be computed as if the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement, respectively, had been terminated.  The T9-X interest shall also be entitled to principal equal to the excess of the sum of the aggregate Principal Balance of the Loans as of the Cut-Off Date and the Original Pre-Funded Amount over the aggregate Initial Certificate Principal Balance of the other Certificates as of the Closing Date.  Such principal balance shall not bear interest.  In addition, the T9-X interest shall be entitled to receive interest accrued on the Class T8-I-A-3B, Class T8-I-A-3C, Class T8-I-A-4A and Class T8-II-A-1 interests at a per annum rate equal to 0.14%, 0.14%, 0.24% and 0.16% per annum, respectively, on or before the first related Optional Termination Date and 0.28%, 0.28%, 0.48% and 0.32%, respectively, thereafter.  Finally, the T9-X Interest shall be entitled to receive all amounts payable on the T8-Subs-IO, T8-IO-1, T8-IO-2, T8-IO-3, T8-IO-4, T8-IO-5 and T8-IO-6 interests.

(3)

This interest shall bear interest at the Pass-Through Rate for its Corresponding Class of Certificates, provided that, for purposes of determining the Pass-Through Rate, the REMIC Maximum Rate shall be substituted for the applicable Net WAC Pass-Through Rate in the definition thereof and, in the case of the Class I-A-3B, Class I-A-3C, Class I-A-4A and Class II-A-1 Certificates, such rate shall be determined as if each of the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement had been terminated.

(4)

The T9-P interest shall not be entitled to payments of interest, but shall be entitled to receive all Trust Prepayment Charges in respect of the Loans.

(5)

REMIC IX shall also issue the R-IX interest, which shall not have a principal amount and shall not bear interest.  The R-IX interest is hereby designated as the sole class of residual interest in REMIC IX.

(6)

For purposes of the REMIC Provisions, the Class of Certificates corresponding to an interest in the Master REMIC shall represent beneficial ownership of such interest in the Master REMIC.  Any amount distributed on a Corresponding Class of Certificates on any Distribution Date in excess of the amount distributable on each interest in the Master REMIC corresponding to such Class of Certificates shall be treated as having been paid from the Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on each interest in the Master REMIC corresponding to such Class of Certificates on such Distribution Date in excess of the amount distributable on that Class of Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.1 hereof.

On each Distribution Date, interest shall be allocated with respect to the interests in REMIC IX based on the above-described interest rates.

On each Distribution Date, the principal distributed on the REMIC VIII interests shall be distributed, and Realized Losses in respect of the Loans shall be allocated, among the interests in REMIC IX in an amount equal to the principal distributions and Realized Loss allocations for such Distribution Date with respect to the Corresponding Class of Certificates related to such interests, determined without regard to the Certificate Swap I Agreement, the Certificate Swap II Agreement, the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement or the Class II-A-1 Swap Agreement.

The Certificates:

The following table irrevocably sets forth the designations, initial Certificate Principal Balance or Notional Amount and Pass-Through Rate for each Class of Certificates:

Class Designation	Initial Certificate Principal Balance	Pass-Through Rate	Assumed Final Maturity Date(1)
I-A-1	$498,074,000	(2)	August 2037
I-A-2	$179,559,000	(2)	August 2037
I-A-3A	$204,392,000	(2)	August 2037
I-A-3B	$183,952,000	(2)	August 2037
I-A-3C	$20,439,000	(2)	August 2037
I-A-4A	$102,901,000	(2)	August 2037
I-A-4B	$341,687,000	(2)	August 2037
A-5(3)	$186,901,000	(2)	August 2037
II-A-1	$151,108,000	(2)	August 2037
M-1	$26,196,000	(2)	August 2037
M-2	$23,174,000	(2)	August 2037
M-3	$12,091,000	(2)	August 2037
M-4	$11,083,000	(2)	August 2037
M-5	$16,121,000	(2)	August 2037
M-6	$10,075,000	(2)	August 2037
M-7	$7,053,000	(2)	August 2037
M-8	$7,053,000	(2)	August 2037
M-9	$7,053,000	(2)	August 2037
M-10	$7,053,000	(2)	August 2037
M-11	$11,083,000	(2)	August 2037
CE	$8,059,995	(4)	N/A
P	$100	(5)	N/A
R	N/A	(5)	N/A
Components
I-A-5	$170,111,000	(2)	August 2037
II-A-5	$16,790,000	(2)	August 2037

___________________

(1)

Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the 36th month following the maturity date for the Loan held in the Trust on the Closing Date with the latest maturity date has been designated as the “latest possible maturity date” for each Class of Certificates.

(2)

The Pass-Through Rate for each Class A Certificate and each Class M Certificate, and each Component, are as set forth in the definition of  “Pass-Through Rate” herein.

(3)

The Class A-5 Certificates will be deemed for purposes of the distribution of interest and principal, and any other distributions, and the allocation of Realized Losses to consist of two Components as described under “Components” in the table aboce.  The Class A-5 Certificates will be entitled to all distributions of principal of and interest on the Class I-A-5 and Clss II-A-5 Components.  The Components are not severable.

(4)

The Class CE Certificates will not accrue interest on its Certificate Principal Balance.  For federal income tax purposes, the Class CE Certificates shall be entitled to 100% of amounts distributed on the T9-X interest in the Master REMIC.

(5)

 The Class P and Class R Certificates will not accrue interest.

W I T N E S S E T H

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee agree as follows:

Set forth below are designations of Classes of Certificates and Components to the categories used herein:

Auction Certificates

The Class II-A-1 Certificates.

Book-Entry Certificates

All Classes of Offered Certificates.

Components

The Class I-A-5 Components and Class II-A-5 Components.

ERISA-Restricted Certificates

Any Class of ERISA-Restricted Trust Certificates whose rating has fallen to below AA- or its equivalent upon its acquisition, the Private Certificates, the Residual Certificates and, in general, any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

ERISA-Restricted Trust

Certificates

All Classes of Offered Certificates.

Group I Senior Certificates

The Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates.

Group II Senior Certificates

The Class II-A-1 Certificates.

LIBOR Certificates

The Senior Certificates and Mezzanine Certificates.

Mezzanine Certificates

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

Offered Certificates

The Senior Certificates and Mezzanine Certificates.

Private Certificates

The Class P Certificates, Class CE Certificates and Residual Certificates.

Physical Certificates

The Class CE Certificates, Class P Certificates and Residual Certificates.

Regular Certificates

All Classes of Certificates, other than the Residual Certificates.

Residual Certificates

The Class R Certificates.

Senior Certificates

The Group I Senior Certificates, Group II Senior Certificates and Class A-5 Certificates.

Subordinate Certificates

The Mezzanine Certificates and Class CE Certificates.

ARTICLE I
DEFINITIONS

Section 1.1

Definitions.

Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

Accepted Master Servicing Practices:  With respect to any Loan, as applicable, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to a Servicer).

Account:  The Distribution Account, the Auction Proceeds Account, the Certificate Floor Account, the Certificate Swap I Account, the Certificate Swap II Account, the Class I-A-3B Swap Account, the Class I-A-3C Swap Account, the Class I-A-4A Swap Account, the Class II-A-1 Swap Account, the Reserve Fund, the Collateral Accounts, the Pre-Funding Account, the Capitalized Interest Account and any Protected Account as the context may require.

Addition Notice:  With respect to the transfer of Subsequent Loans to the Trust Fund pursuant to Section 2.6, a notice of the Depositor’s designation of the Subsequent Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Loans as of the Subsequent Cut-Off Date.  The Addition Notice shall be given not later than five (5) Business Days prior to the related Subsequent Transfer Date and shall be substantially in the form attached hereto as Exhibit H.

Additional Disclosure Notification:  Has the meaning set forth in Section 3.30(a)(ii) of this Agreement.

Additional Form 10-D Disclosure:  Has the meaning set forth in Section 3.30(a)(i) of this Agreement.

Additional Form 10-K Disclosure:  Has the meaning set forth in Section 3.30(d)(i) of this Agreement.

Adjustment Date: With respect to each Adjustable-Rate Loan, the first day of the month in which the Mortgage Rate of such Adjustable-Rate Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-Off Date as to each Adjustable-Rate Loan is set forth in the Loan Schedule.

Adjustable-Rate Certificates:  The Class A Certificates and the Class M Certificates.

Adjustable-Rate Loan:  Any of the Loans that has an adjustable-rate Mortgage Interest Rate.

Administration Fee: With respect to each Loan and any Distribution Date, will be equal to the product of one-twelfth of (x) the Administration Fee Rate for such Loan multiplied by (y) the principal balance of that Loan as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date for the Initial Loans, or as of the Subsequent Cut-Off Date with respect to the first Distribution Date following the conveyance of a Subsequent Loan to the trust for the Subsequent Loans), after giving effect to principal prepayments received during the related Prepayment Period.

Administration Fee Rate:  With respect to each Loan will be equal to the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate, (iii) the Credit Risk Management Fee Rate and (iv) the rate at which the premium payable in connection with any lender paid primary mortgage insurance policy is calculated, if applicable.

Advance:  Either (i) a Monthly Advance made by a Servicer as such term is defined in and pursuant to the related Servicing Agreement or (ii) a Monthly Advance made by the Master Servicer or the Trustee pursuant to Section 4.4.

Adverse REMIC Event:  As defined in Section 10.1(f).

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing. The Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, may obtain and rely on an Officer’s Certificate of a Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

Aggregate Available Funds: With respect to any Distribution Date, the sum of the Available Funds for Loan Group I and Loan Group II.

Aggregate Insurer Premium: As to any Distribution Date, the sum of (a) the Insurer Premium for such Distribution Date and (b) the amount of any Insurer Premium that was not distributed to the Class I-A-4A Certificate Insurer on any prior Distribution Date.

Aggregate Interest Remittance Amount: With respect to any Distribution Date, the sum of the Interest Remittance Amount for Loan Group I and Loan Group II.

Aggregate Principal Remittance Amount: With respect to any Distribution Date, the sum of the Principal Remittance Amount for Loan Group I and Loan Group II.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Allocated Realized Loss Amount:  With respect to any Class of Group I Senior Certificates, Group II Senior Certificates or Mezzanine Certificates or Component and any Distribution Date, an amount equal to the sum of any Realized Loss allocated to that Class of Certificates or Component on all prior Distribution Dates minus the sum of all payments in respect of Allocated Realized Loss Amounts distributed to that Class or Component pursuant to Sections 4.1(a)(iii), (vi), (viii) and (ix) on all previous Distribution Dates..

American Home: American Home Mortgage Servicing, Inc., or any successor thereto.

American Home Servicing Agreement: The Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between the Seller, American Home Mortgage Corp., and American Home.

Anniversary:  Each anniversary of the Cut-Off Date.

Appraised Value:  The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Loan.

Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

Assignment Agreements:  Shall mean (i) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007, among the Seller, the Depositor and Countrywide Servicing, pursuant to which the Countrywide Servicing Agreement was assigned to the Depositor, (ii) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and GMACM pursuant to which the GMACM Servicing Agreement was assigned to the Depositor, (iii) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and American Home pursuant to which the American Home Servicing Agreement was assigned to the Depositor, (iv) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and GreenPoint pursuant to which the GreenPoint Servicing Agreement was assigned to the Depositor, (v) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and National City pursuant to which the National City Servicing Agreement was assigned to the Depositor, (vi) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and Wachovia pursuant to which the Wachovia Servicing Agreement was assigned to the Depositor, and (vii) the Assignment, Assumption and Recognition Agreement, dated as of June 29, 2007 among the Seller, the Depositor and Wells Fargo Servicing pursuant to which the Wells Fargo Servicing Agreement was assigned to the Depositor.

Auction Administrator:  As defined in Section 8.13.

Auction Administration Agreement:  The Auction Administration Agreement dated as of June 29, 2007 between the Auction Swap Counterparty and the Auction Administrator.

Auction Call:  The exercise of the auction under the Auction Administration Agreement and the Auction Swap Agreement on the Auction Call Date.

Auction Distribution Date:  The Distribution Date in June 2010.

Auction Proceeds Account:  The account maintained by the Auction Administrator pursuant to the Auction Administration Agreement and which shall not be an asset of any REMIC.

Auction Swap Agreement:  The swap agreement dated June 29, 2007 by and between the Auction Swap Counterparty and the Auction Administrator, including the ISDA Master Agreement between the Auction Swap Counterparty and the Auction Administrator, the schedule thereto and the related confirmation that references a Supplemental Trade to Swap Transaction with Reference No. N642637N, each dated as of June 29, 2007.

Auction Swap Counterparty:  Wells Fargo Bank, N.A.

Authorized Denomination:  With respect to the Class A Certificates and the Class M Certificates, minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1.00 in excess thereof.  With respect to the Class P Certificates, minimum initial Certificate Principal Balances of $20 and integral multiples thereof. With respect to the Class CE Certificates, minimum initial Certificate Principal Balances of $10,000 and integral multiples of $1.00 in excess thereof.  With respect to the Class R Certificate, a single denomination of 100% Percentage Interest in such Certificate.

Available Distribution Amount:  With respect to a Distribution Date, the sum of the following amounts:

(1)

the total amount of all cash received by or on behalf of each Servicer with respect to the Loans by the Determination Date for such Distribution Date and not previously distributed (including Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries, any amounts required to be deposited into the Distribution Account from the Capitalized Interest Account pursuant to this Agreement and with respect to the Distribution Date immediately following the termination of the Pre-Funding Period, any Remaining Pre-Funded Amount), except:

(a)

all Prepaid Monthly Payments;

(b)

all Curtailments received after the applicable Prepayment Period, together with all interest paid by the related Mortgagor in connection with such Curtailments;

(c)

all Payoffs received after the applicable Prepayment Period, together with all interest paid by the related Mortgagor in connection with such Payoffs;

(d)

Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries on the Loans received after the applicable Prepayment Period;

(e)

all amounts which are due and reimbursable to the related Servicer pursuant to the terms of the related Servicing Agreement or to the Master Servicer, the Securities Administrator, the Trustee or the Custodians pursuant to the terms of this Agreement or the Custodial Agreements;

(f)

the Servicing Fee, the Master Servicing Fee and the Credit Risk Management Fee for each such Loan for such Distribution Date;

(g)

all investment earnings, if any, on amounts on deposit in the Distribution Account and each Protected Account;

(h)

any premiums payable in connection with any lender paid primary mortgage insurance policies; and

(i)

the amount of any Prepayment Charges (other than any Prepayment Charges that any servicer is entitled to retain) collected by the related Servicer in connection with the Principal Prepayment of any of the Loans;

(2)

to the extent advanced by the related Servicer and/or the Master Servicer and not previously distributed, the amount of any Advance made by the related Servicer and/or the Master Servicer or Trustee with respect to such Distribution Date relating to the Loans;

(3)

to the extent advanced by the related Servicer and/or the Master Servicer and not previously distributed, any amount payable as Compensating Interest by the related Servicer and/or the Master Servicer on such Distribution Date relating to the Loans; and

(4)

the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.3 or any permitted repurchase of a Loan or a purchase by the Special Servicer pursuant to Section 6.10.

Available Funds:  For any Distribution Date and each Loan Group, the sum of the Principal Remittance Amount and the Interest Remittance Amount for such Distribution Date and such Loan Group.

Bankruptcy Loss:  A loss on a Loan as reported by the related Servicer, arising out of (i) a reduction in the scheduled Monthly Payment for such Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of “Bankruptcy Loss,” including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Loan.

Beneficial Holder:  A Person holding a beneficial interest in any Book-Entry Certificate as or through a Depository Participant or an Indirect Depository Participant or a Person holding a beneficial interest in any Definitive Certificate.

Book-Entry Certificates:  The Class A Certificates and the Class M Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.1 and Section 5.3.

Business Day:  Any day other than a Saturday, a Sunday, or a day on which banking institutions in the States of Maryland, Minnesota or New York are authorized or obligated by law or executive order to be closed.

Capitalized Interest Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 3.28.

Capitalized Interest Requirement: On the Closing Date, $0.00, and on any date thereafter, 30-days interest accrued on the amount in the Pre-Funding Account at the weighted average of the Net Mortgage Rates of the Loans.

Certificate:  Any one of the Certificates issued pursuant to this Agreement, executed and authenticated by or on behalf of the Securities Administrator hereunder in substantially one of the forms set forth in Exhibits A-1, A-2, A-3, A-4 and A-5 hereto.

Certificate Floor Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.7 of this Agreement.

Certificate Floor Agreement: The interest rate floor agreement between the Trustee on behalf of the Supplemental Interest Trust and the Certificate Floor Provider relating to the Certificates in the form attached hereto as Exhibit P.

Certificate Floor Ceiling Rate: With respect to the Certificate Floor Agreement and each Distribution Date, the floor ceiling rate set forth for such Distribution Date on Schedule Four hereto.

Certificate Floor Payment:  With respect to the Certificate Floor Agreement, the product of (i) the excess, if any, of (x) the Certificate Floor Strike Rate, over (y) the greater of (a) one-month LIBOR (as calculated pursuant to the Certificate Floor Agreement) and (b) the Certificate Floor Ceiling Rate, (ii) the Certificate Floor Notional Balance (as set forth on Schedule Four hereto) and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.

Certificate Floor Provider:  The floor provider under the Certificate Floor Agreement and any successor in interest or assign.  Initially, the Certificate Floor Provider shall be Swiss Re Financial Products Corporation.

Certificate Floor Strike Rate: With respect to the Certificate Floor Agreement and each Distribution Date, the floor strike rate set forth for such Distribution Date on Schedule Four hereto.

Certificate Principal Balance:  The Certificate Principal Balance with respect to a Class A Certificate, Class M Certificate, Class P Certificate or Component outstanding at any time, represents the then maximum amount that the holder of such Certificate or Component is entitled to receive as distributions allocable to principal from the cash flow on the Loans and the other assets in the Trust Fund. The Certificate Principal Balance of a Class A Certificate (other than the Class A-5 Certificates), Class M Certificate, Class P Certificate or Component as of any date of determination is equal to the initial Certificate Principal Balance of such Certificate or Component (a) reduced by the aggregate of (i) all amounts allocable to principal previously distributed with respect to that Certificate or Component (including payments under the Class I-A-4A Certificate Insurance Policy), and (ii) any reductions in the Certificate Principal Balance of such Certificate or Component deemed to have occurred in connection with allocations of Realized Losses, if any, and (b) increased by the amount of any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate or Component pursuant to Section 4.2; provided however, that to the extent any Realized Losses on the Class I-A-4A Certificate was covered by the Class I-A-4A Certificate Insurance Policy and not otherwise reimbursed to the Class I-A-4A Certificate Insurer, Subsequent Recoveries otherwise payable to the Class I-A-4A Certificates shall instead be paid to the Class I-A-4A Certificate Insurer. The Certificate Principal Balance of the Class A-5 Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Class I-A-5 Component and Class II-A-5 Component as of such date of determination.  The Certificate Principal Balance of the Class CE Certificates as of any date of determination is equal to the excess, if any, of (i) the sum of (x) the then aggregate Principal Balance of the Initial Loans and any Subsequent Loans that have been fully, actually purchased by the Trust plus (y) any amount remaining on deposit in the Pre-Funding Account on such date of determination, over (ii) the then aggregate Certificate Principal Balance of the Class A Certificates, the Class M Certificates and the Class P Certificates. The initial Certificate Principal Balance of each Class of Certificates and Component is set forth in the Preliminary Statement hereto.  When used in reference to a Class, the term Certificate Principal Balance means the aggregate of the Certificate Principal Balances of all Certificates of such Class, and when used in reference to a group of Classes (such as the Class A Certificates and Class M Certificates) shall mean the aggregate Certificate Principal Balances of all Classes of Certificates included in such group.

Certificate Register:  The register maintained pursuant to Section 5.3.

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, the Securities Administrator, the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained.  The Trustee or the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, may conclusively rely upon a certificate of the Depositor, the Seller or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee or the Securities Administrator shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an Indirect Depository Participant.

Certificate Swap I Account:  A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.9 of this Agreement.

Certificate Swap I Agreement:  The Certificate Swap I Agreement, dated as of June 29, 2007, between HSBC Bank USA, National Association, as trustee, as trustee on behalf of the Supplemental Interest Trust, and the Certificate Swap I Provider, together with any schedules, confirmations or other agreements relating thereto.  A form of the Certificate Swap I Agreement is attached hereto as Exhibit R.

Certificate Swap I Credit Support Annex:  The credit support annex to the Certificate Swap I Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Certificate Swap I Provider.

Certificate Swap I Provider Payment:  For any Distribution Date, the product of (a) one-month LIBOR (as calculated pursuant to the Certificate Swap I Agreement), (b) the product of (x) the notional amount set forth in the Certificate Swap I Agreement (and as set forth on Schedule Six hereto) and (y) 250 and (c) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360.

Certificate Swap I Provider:  The Certificate Swap I Provider under the Certificate Swap I Agreement and any successor in interest or assign.  Initially, the Certificate Swap I Provider shall be Deutsche Bank AG New York Branch.

Certificate Swap I Provider Trigger Event:  With respect to the Certificate Swap I Provider and the Certificate Swap I Agreement, a Certificate Swap I Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Certificate Swap I Agreement with respect to which the Certificate Swap I Provider is a Defaulting Party (as defined in the Certificate Swap I Agreement), (ii) a Termination Event under the Certificate Swap I Agreement with respect to which the Certificate Swap I Provider is the sole Affected Party (as defined in the Certificate Swap I Agreement) or (iii) an Additional Termination Event under the Certificate Swap I Agreement with respect to which the Certificate Swap I Provider is the sole Affected Party.

Certificate Swap II Account:  A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.10 of this Agreement.

Certificate Swap II Agreement:  The Certificate Swap II Agreement, dated as of June 29, 2007, between HSBC Bank USA, National Association, as trustee, as trustee on behalf of the Supplemental Interest Trust, and the Certificate Swap II Provider, together with any schedules, confirmations or other agreements relating thereto.  A form of the Certificate Swap II Agreement is attached hereto as Exhibit S.

Certificate Swap II Credit Support Annex:  The credit support annex to the Certificate Swap II Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Certificate Swap II Provider.

Certificate Swap II Provider Payment:  For any Distribution Date, the product of (a) one-month LIBOR (as calculated pursuant to the Certificate Swap II Agreement), (b) (x) with respect to any Distribution Date prior to the Distribution Date in June 2012, the product of (i) the notional amount set forth in the Certificate Swap II Agreement (and as set forth on Schedule Seven hereto) and (ii) 250 and (y) with respect to any Distribution Date on and after the Distribution Date in June 2012, the lesser of (i) the product of (A) the notional amount set forth in the Certificate Swap II Agreement (and as set forth on Schedule Seven hereto) and (B) 250 and (ii) the aggregate Scheduled Principal Balance of the Fixed-Rate Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (c) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360.

Certificate Swap II Provider:  The Certificate Swap II Provider under the Certificate Swap II Agreement and any successor in interest or assign.  Initially, the Certificate Swap II Provider shall be Deutsche Bank AG New York Branch.

Certificate Swap II Provider Trigger Event:  With respect to the Certificate Swap II Provider and the Certificate Swap II Agreement, a Certificate Swap II Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Certificate Swap II Agreement with respect to which the Certificate Swap II Provider is a Defaulting Party (as defined in the Certificate Swap II Agreement), (ii) a Termination Event under the Certificate Swap II Agreement with respect to which the Certificate Swap II Provider is the sole Affected Party (as defined in the Certificate Swap II Agreement) or (iii) an Additional Termination Event under the Certificate Swap II Agreement with respect to which the Certificate Swap II Provider is the sole Affected Party.

Class:  All Certificates having the same priority and rights to payments from the Available Distribution Amount, designated as a separate Class under the heading Certificates in the preliminary statement, as set forth in the forms of Certificates attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, as applicable.

Class A Certificates:  The Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A, Class I-A-4B, Class II-A-1 and Class A-5 Certificates, collectively, and designated as such on the face thereof in substantially the form attached hereto as Exhibit A-1.

Class I-A-3B REMIC Swap Rate: For each Distribution Date (and the related Interest Accrual Period), a per annum rate equal to the product of (i) 7.00%, (ii) 2, and (iii) the quotient of  (a) the actual number of days in the Interest Accrual Period divided by (b) 30.

Class I-A-3B Swap Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.11 of this Agreement.

Class I-A-3B Swap Agreement: The Class I-A-3B Swap Agreement between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust and the Class I-A-3B Swap Provider, relating to the Class I-A-3B Certificates, together with any schedules, confirmations, credit support annex or other agreements relating thereto, in the form attached hereto as Exhibit T.

Class I-A-3B Swap Credit Support Annex:  The credit support annex to the Class I-A-3B Swap Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Class I-A-3B Swap Provider.

Class I-A-3B Swap Provider Payment: For any Distribution Date on and after June 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) one-month LIBOR (as defined in the Class I-A-3B Swap Agreement) plus 0.11% for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR (as defined in the Class I-A-3B Swap Agreement) plus 0.22% for any Distribution Date after the first possible Optional Termination Date, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-3B Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Class I-A-3B Swap Provider:  The Class I-A-3B Swap Provider under the Class I-A-3B Swap Agreement and any successor in interest or assign.  Initially, the Class I-A-3B Swap Provider shall be Deutsche Bank AG New York Branch.

Class I-A-3B Swap Provider Trigger Event:  With respect to the Class I-A-3B Swap Provider and a Class I-A-3B Swap Agreement, a Class I-A-3B Swap Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Class I-A-3B Swap Agreement with respect to which the Class I-A-3B Swap Provider is a Defaulting Party (as defined in the Class I-A-3B Swap Agreement), (ii) a Termination Event under the Class I-A-3B Swap Agreement with respect to which the Class I-A-3B Swap Provider is the sole Affected Party (as defined in the Class I-A-3B Swap Agreement) or (iii) an Additional Termination Event under the Class I-A-3B Swap Agreement with respect to which the Class I-A-3B Swap Provider is the sole Affected Party.

Class I-A-3C REMIC Swap Rate: For each Distribution Date (and the related Interest Accrual Period), a per annum rate equal to the product of (i) 7.00%, (ii) 2, and (iii) the quotient of  (a) the actual number of days in the Interest Accrual Period divided by (b) 30.

Class I-A-3C Swap Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.16 of this Agreement.

Class I-A-3C Swap Agreement: The Class I-A-3C Swap Agreement between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust and the Class I-A-3C Swap Provider, relating to the Class I-A-3C Certificates, together with any schedules, confirmations, credit support annex or other agreements relating thereto, in the form attached hereto as Exhibit T.

Class I-A-3C Swap Credit Support Annex:  The credit support annex to the Class I-A-3C Swap Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Class I-A-3C Swap Provider.

Class I-A-3C Swap Provider Payment: For any Distribution Date on and after June 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) one-month LIBOR (as defined in the Class I-A-3C Swap Agreement) plus 0.16% for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR (as defined in the Class I-A-3C Swap Agreement) plus 0.32% for any Distribution Date after the first possible Optional Termination Date, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-3C Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Class I-A-3C Swap Provider:  The Class I-A-3C Swap Provider under the Class I-A-3C Swap Agreement and any successor in interest or assign.  Initially, the Class I-A-3C Swap Provider shall be Deutsche Bank AG New York Branch.

Class I-A-3C Swap Provider Trigger Event:  With respect to the Class I-A-3C Swap Provider and a Class I-A-3C Swap Agreement, a Class I-A-3C Swap Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Class I-A-3C Swap Agreement with respect to which the Class I-A-3C Swap Provider is a Defaulting Party (as defined in the Class I-A-3C Swap Agreement), (ii) a Termination Event under the Class I-A-3C Swap Agreement with respect to which the Class I-A-3C Swap Provider is the sole Affected Party (as defined in the Class I-A-3C Swap Agreement) or (iii) an Additional Termination Event under the Class I-A-3C Swap Agreement with respect to which the Class I-A-3C Swap Provider is the sole Affected Party.

Class I-A-4A Certificate Insurer: MBIA Insurance Corporation, or any successor thereto.

Class I-A-4A Certificate Insurance Policy: The Financial Guaranty Insurance Policy No. 498520 issued by the Class I-A-4A Certificate Insurer in respect of the Insured Certificates, including any endorsements thereto.

Class I-A-4A Certificate Insurer Reimbursement Amount:  With respect to any Distribution Date, any amount owing to the Class I-A-4A Certificate Insurer for reimbursement, with interest thereon at the rate specified in the Insurance Agreement, for claims paid with respect to the Class I-A-4A Certificates under the Class I-A-4A Certificate Insurance Policy and any amounts with respect to the Class I-A-4A Certificates or other amounts due under the Insurance Agreement owing to the Class I-A-4A Certificate Insurer and remaining unpaid for such Distribution Date with interest thereon at the rate specified in the Insurance Agreement.

Class I-A-4A REMIC Swap Rate: For each Distribution Date (and the related Interest Accrual Period), a per annum rate equal to the product of (i) 7.00%, (ii) 2, and (iii) the quotient of  (a) the actual number of days in the Interest Accrual Period divided by (b) 30.

Class I-A-4A Swap Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.12 of this Agreement.

Class I-A-4A Swap Agreement: The Class I-A-4A Swap Agreement between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust and the Class I-A-4A Swap Provider, relating to the Class I-A-4A Certificates, together with any schedules, confirmations, credit support annex or other agreements relating thereto, in the form attached hereto as Exhibit U.

Class I-A-4A Swap Credit Support Annex:  The credit support annex to the Class I-A-4A Swap Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Class I-A-4A Swap Provider.

Class I-A-4A Swap Provider Payment: For any Distribution Date on and after June 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) one-month LIBOR (as defined in the Class I-A-4A Swap Agreement) plus 0.11% for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR (as defined in the Class I-A-4A Swap Agreement) plus 0.22% for any Distribution Date after the first possible Optional Termination Date, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-4A Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Class I-A-4A Swap Provider:  The Class I-A-4A Swap Provider under the Class I-A-4A Swap Agreement and any successor in interest or assign.  Initially, the Class I-A-4A Swap Provider shall be Deutsche Bank AG New York Branch.

Class I-A-4A Swap Provider Trigger Event:  With respect to the Class I-A-4A Swap Provider and a Class I-A-4A Swap Agreement, a Class I-A-4A Swap Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Class I-A-4A Swap Agreement with respect to which the Class I-A-4A Swap Provider is a Defaulting Party (as defined in the Class I-A-4A Swap Agreement), (ii) a Termination Event under the Class I-A-4A Swap Agreement with respect to which the Class I-A-4A Swap Provider is the sole Affected Party (as defined in the Class I-A-4A Swap Agreement) or (iii) an Additional Termination Event under the Class I-A-4A Swap Agreement with respect to which the Class I-A-4A Swap Provider is the sole Affected Party.

Class II-A-1 REMIC Swap Rate: For each Distribution Date (and the related Interest Accrual Period), a per annum rate equal to the product of (i) 7.00%, (ii) 2, and (iii) the quotient of  (a) the actual number of days in the Interest Accrual Period divided by (b) 30.

Class II-A-1 Swap Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 4.13 of this Agreement.

Class II-A-1 Swap Agreement: The Class II-A-1 Swap Agreement between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust and the Class II-A-1 Swap Provider, relating to the Class II-A-1 Certificates, together with any schedules, confirmations, credit support annex or other agreements relating thereto, in the form attached hereto as Exhibit V.

Class II-A-1 Swap Credit Support Annex:  The credit support annex to the Class II-A-1 Swap Agreement dated as of June 29, 2007, between the Trustee, not in its individual capacity, but solely as Trustee for the Supplemental Interest Trust, and the Class II-A-1 Swap Provider.

Class II-A-1 Swap Provider Payment: For any Distribution Date on and after June 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) one-month LIBOR (as defined in the Class II-A-1 Swap Agreement) plus 0.10% for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR (as defined in the Class II-A-1 Swap Agreement) plus 0.20% for any Distribution Date after the first possible Optional Termination Date, (y) a notional amount equal to the Certificate Principal Balance of the Class II-A-1 Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Class II-A-1 Swap Provider:  The Class II-A-1 Swap Provider under the Class II-A-1 Swap Agreement and any successor in interest or assign.  Initially, the Class II-A-1 Swap Provider shall be Deutsche Bank AG New York Branch.

Class II-A-1 Swap Provider Trigger Event:  With respect to the Class II-A-1 Swap Provider and a Class II-A-1 Swap Agreement, a Class II-A-1 Swap Provider Trigger Event shall have occurred if any of the following has occurred:  (i) an Event of Default under the Class II-A-1 Swap Agreement with respect to which the Class II-A-1 Swap Provider is a Defaulting Party (as defined in the Class II-A-1 Swap Agreement), (ii) a Termination Event under the Class II-A-1 Swap Agreement with respect to which the Class II-A-1 Swap Provider is the sole Affected Party (as defined in the Class II-A-1 Swap Agreement) or (iii) an Additional Termination Event under the Class II-A-1 Swap Agreement with respect to which the Class II-A-1 Swap Provider is the sole Affected Party.

Class CE Certificates:  The Class CE Certificates designated as such on the face thereof in substantially the form attached hereto as Exhibit A-3.

Class M Certificates:  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, collectively, and designated as such on the face thereof in substantially the form attached hereto as Exhibit A-2.

Class M-1 Principal Distribution Amount:  The Class M-1 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 88.10% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-2 Principal Distribution Amount:  The Class M-2 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 90.40% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-3 Principal Distribution Amount:  The Class M-3 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 91.60% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-4 Principal Distribution Amount:  The Class M-4 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 92.70% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-5 Principal Distribution Amount:  The Class M-5 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 94.30% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-6 Principal Distribution Amount:  The Class M-6 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 95.30% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-7 Principal Distribution Amount:  The Class M-7 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 96.00% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-8 Principal Distribution Amount:  The Class M-8 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 96.70% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-9 Principal Distribution Amount:  The Class M-9 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on the Distribution Date and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 97.40% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-10 Principal Distribution Amount:  The Class M-10 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on the Distribution Date, (x) the Certificate Principal Balance of the Class M-9 Certificates after taking into account the payment of the Class M-9 Principal Distribution Amount on the Distribution Date and (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 98.10% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class M-11 Principal Distribution Amount:  The Class M-11 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates after taking into account the payment of the Senior Principal Distribution Amount on the Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on the Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on the Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on the Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on the Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on the Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on the Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on the Distribution Date, (x) the Certificate Principal Balance of the Class M-9 Certificates after taking into account the payment of the Class M-9 Principal Distribution Amount on the Distribution Date, (xi) the Certificate Principal Balance of the Class M-10 Certificates after taking into account the payment of the Class M-10 Principal Distribution Amount on the Distribution Date and (xii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 99.20% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Class P Certificates:  The Class P Certificates, and designated as such on the face thereof in substantially the form attached hereto as Exhibit A-4.

Class R Certificate:  The Certificate designated as “Class R” on the face thereof in substantially the form attached hereto as Exhibit A-5, which has been designated as the sole Class of “residual interests” in each REMIC formed hereby pursuant to Section 2.4.

Class R Certificateholder:  The registered Holder of the Class R Certificate.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, which initially shall be the Depository.

Closing Date:  June 29, 2007.

Code:  The Internal Revenue Code of 1986, as amended.

Collateral Accounts:  The accounts maintained by the Securities Administrator in accordance with the provisions of Section 4.15.

Commission:  Means the United States Securities and Exchange Commission.

Compensating Interest:  For any Distribution Date and (i) each Servicer, as set forth in the related Servicing Agreement and (ii) the Master Servicer, the amount described in Section 3.21.

Components:  As specified in the Preliminary Statement.

Controlling Person:  Means, with respect to any Person, any other Person who “controls” such Person within the meaning of the Securities Act.

Corporate Trust Office:  The principal corporate trust office of the Trustee or the Securities Administrator, as the case may be, at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at (i) with respect to the Trustee, HSBC Bank USA, National Association, 452 Fifth Avenue, New York, New York 10018, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Class I-A-4A Certificate Insurer, the Depositor, the Master Servicer and the Securities Administrator, or (ii) with respect to the Securities Administrator, (A) for Certificate transfer and surrender purposes, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:  DBALT 2007-1 and (B) for all other purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:  DBALT 2007-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Trustee.

Corresponding Class of Certificate:  With respect to each REMIC VIII Regular Interest and each REMIC IX Regular Interest, the Class of Certificate with the corresponding designation.

Countrywide:  Countrywide Home Loans, Inc., or any successor thereto.

Countrywide Servicing: Countrywide Home Loans Servicing LP, or any successor thereto.

Countrywide Servicing Agreement:  (a) The Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement dated as of May 1, 2004, as amended and restated to and including August 1, 2005 as further amended by the Amendment Reg AB dated as of January 31, 2006, between the Seller and Countrywide and Amendment Number One, dated as of December 21, 2006 and (b) the Flow Servicing Agreement, dated as of June 30, 2006, by and between the Seller and Countrywide Servicing, as modified by that certain Commitment Letter, dated June 29, 2007, and as modified by the related Assignment Agreement.

Credit Enhancement Percentage:  For any Distribution Date and the Senior Certificates is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the Subordinate Certificates (which includes the Overcollateralization Amount) by (y) the sum of (a) the aggregate Principal Balance of the Loans plus (b) any amounts on deposit in the Pre-funding Account, calculated after taking into account distributions of principal on the Loans and distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on the Distribution Date.

Credit Risk Management Agreement or Credit Risk Management Agreements: Each agreement between the Credit Risk Manager and a Servicer or the Master Servicer, regarding the loss mitigation and advisory services to be provided by the Credit Risk Manager.

Credit Risk Management Fee: The amount payable to the Credit Risk Manager on each Distribution Date as compensation for all services rendered by it in the exercise and performance of any and all powers and duties of the Credit Risk Manager under any Credit Risk Management Agreement, which amount shall equal one twelfth of the product of (i) the Credit Risk Management Fee Rate multiplied by (ii) the aggregate of the Scheduled Principal Balance of each Loan and any related REO Properties as of the first day of the related Due Period.

Credit Risk Management Fee Rate:  0.009% per annum.

Credit Risk Manager:  Clayton Fixed Income Services Inc., a Colorado corporation, and its successors and assigns.

Curtailment:  Any voluntary payment of principal on a Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Loan.

Curtailment Shortfall:  With respect to any Distribution Date and any Curtailment received during the related Prepayment Period, an amount equal to one month’s interest on such Curtailment at the applicable Mortgage Interest Rate on such Loan, net of the related Servicing Fee Rate.

Custodial Agreement:  Either (i) the DBNTC Custodial Agreement or (ii) the Wells Fargo Custodial Agreement.

Custodian:  DBNTC or Wells Fargo or any other custodian appointed under any custodial agreement entered into after the date of this Agreement.

Cut-Off Date:  June 1, 2007.

DBNTC:  Deutsche Bank National Trust Company, a national banking association, or its successor in interest.

DBNTC Custodial Agreement:  The Custodial Agreement, dated as of June 1, 2007, among DBNTC, the Trustee, American Home, Countrywide and Countrywide Servicing, as may be amended from time to time.

Definitive Certificates:  As defined in Section 5.3.

Deleted Loan:  A Loan replaced or to be replaced by a Substitute Loan.

Delinquency Percentage:  As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the Principal Balance of all Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Principal Balance of the Loans and REO Properties as of the last day of the previous calendar month.

Depositor:  ACE Securities Corp., a Delaware corporation, or its successor-in-interest.

Depository:  The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a Clearing Agency.

Depository Agreement:  The Letter of Representations, dated June 29, 2007 by and among the Depository, the Depositor and the Trustee.

Depository Participant:  A broker, dealer, bank, other financial institution or other Person for whom the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Derivative Account:  The Certificate Floor Account, the Certificate Swap I Account, the Certificate Swap II Account, the Class I-A-3B Swap Account, the Class I-A-3C Swap Account, Class I-A-4A Swap Account and the Class II-A-1 Swap Account, as applicable.

Derivative Agreement:  The Certificate Floor Agreement, the Certificate Swap I Agreement, the Certificate Swap II Agreement, the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement, as applicable.

Derivative Amount:  The amounts distributable pursuant to Sections 4.1(a)(vi) through Sections 4.1(a)(xiii), as applicable.

Derivative Payment:  A Certificate Floor Payment, a Certificate Swap I Payment, a Certificate Swap II Payment, a Class I-A-3B Swap Payment, a Class I-A-3C Swap Payment, Class I-A-4A Swap Payment and a Class II-A-1 Swap Payment, as applicable.

Derivative Provider:  The Certificate Floor Provider, the Certificate Swap I Provider, the Certificate Swap II Provider, the Class I-A-3B Swap Provider, the Class I-A-3C Swap Provider, Class I-A-4A Swap Provider and the Class II-A-1 Swap Provider, as applicable.

Determination Date:  With respect to each Servicer, the day of the month set forth as the Determination Date in the related Servicing Agreement. With respect to Article IX hereto, the fifteenth (15th) day of the month or if such day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code, and, for purposes of Article V herein, any Person which is not a Permitted Transferee; provided, that a Disqualified Organization does not include any Pass-Through Entity which owns or holds a Class R Certificate and if which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

Distribution Account:  The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 3.23 for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer and designated “Wells Fargo Bank, N.A., as Securities Administrator, in trust for registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1”.  Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement. The Distribution Account must be an Eligible Account.

Distribution Account Deposit Date:  With respect to any Distribution Date, the Business Day prior to such Distribution Date.

Distribution Date:  The 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, beginning in July 2007.

Due Date:  The first day of each calendar month, which is the day on which the Monthly Payment for each Loan is due, exclusive of any days of grace.  The “related Due Date” for any Distribution Date is the Due Date immediately preceding such Distribution Date.

Due Period:  With respect to any Distribution Date and the Loans, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts (1) maintained by the Securities Administrator with a federal or state chartered depository institution or trust company that complies with the definition of “Eligible Institution,” or (2) maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Eligible Direct Support Account:  Any account or accounts (1) maintained by the Securities Administrator with a federal or state chartered depository institution or trust company that complies with the definition of “Eligible Direct Support Institution,” or (2) maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

Eligible Institution:  An institution meeting all of the following requirements:

(a)  that is rated a minimum of “A-2” (or “BBB+” or above if it has no short-term rating) by S&P; provided that within 30 calendar days of a downgrade below the minimum required rating level, the Securities Administrator (with respect to Eligible Account, other than a Protected Account) or the Servicer (with respect to a Protected Account), shall transfer all funds in the applicable Eligible Account to an account with an Eligible Institution that meets the requirements of clause (a) of this definition; and

(b) that has (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of Moody’s, (ii) with respect to the Distribution Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of Moody’s, or (iii) the approval of Moody’s.

Eligible Direct Support Institution:  An institution meeting all of the following requirements:

(a)  that is rated a minimum of “A-1” (or “A+” or above if it has no short-term rating) by S&P; provided that within 60 calendar days of a downgrade below the minimum required rating level, the Securities Administrator shall transfer all funds in the applicable Eligible Direct Support Account to an account with an Eligible Direct Support Institution that meets the requirements of clause (a) of this definition; and

(b) that has (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of Moody’s or (ii) the approval of Moody’s.

Eligible Investments:  Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the following Distribution Date (or, with respect to the Distribution Account maintained with the Securities Administrator, having a scheduled maturity on or before the following Distribution Date; provided that, such Eligible Investments shall be managed by, or an obligation of, the institution that maintains the Distribution Account if such Eligible Investments mature on the Distribution Date), regardless of whether any such obligation is issued by the Depositor, the applicable Servicer, the Trustee, the Master Servicer, the Securities Administrator or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

(j)

direct obligations of, or guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided, that such obligations are backed by the full faith and credit of the United States of America;

(k)

direct obligations of, or guaranteed as to timely payment of principal and interest by, Freddie Mac, Fannie Mae or the Federal Farm Credit System, provided, that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities rated “AAA” in the case of S&P and “Aaa” in the case of Moody’s (the initial rating of the Class A Certificates);

(l)

demand and time deposits in or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided, that the short-term deposit ratings and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institutions in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have, in the case of commercial paper, the highest rating available for such securities by each Rating Agency and, in the case of long-term unsecured debt obligations, one of the two highest ratings available for such securities by each Rating Agency, or in each case such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates or the NIM securities by any Rating Agency but in no event less than the initial rating of the Class A Certificates (determined without regard to the Class I-A-4A Certificate Insurance Policy);

(m)

commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in one of its two highest long-term unsecured rating categories, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates or the NIM securities by any Rating Agency but in no event less than the initial rating of the Class A Certificates (determined without regard to the Class I-A-4A Certificate Insurance Policy);

(n)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in one of the two highest rating levels available to such issuers by each Rating Agency at the time of such investment, provided, that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

(o)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and rated by each Rating Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Distribution Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Distribution Account;

(p)

units of taxable money market funds (including those managed or advised by, or for which the Trustee, the Securities Administrator, the Master Servicer or any affiliate thereof receives compensation with respect to such investment) which funds have been rated by each Rating Agency rating such fund in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition;

(q)

if previously confirmed in writing to the Trustee, the Securities Administrator and the NIMS Insurer, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as a permitted investment of funds backing securities having ratings equivalent to the initial rating of the Class A Certificates; and

(r)

such other obligations as are acceptable as Eligible Investments to each Rating Agency;

provided, however, that such instrument continues to qualify as a “cash flow investment” pursuant to Code Section 860G(a)(6) and that no instrument or security shall be an Eligible Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  With respect to any ERISA-Restricted Certificate, a best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriters’ Exemption.

ERISA-Restricted Certificate: As specified in the Preliminary Statement.

ERISA-Restricted Trust Certificate:  As specified in the Preliminary Statement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

FDIC:  Federal Deposit Insurance Corporation, or any successor thereto.

Fitch: Fitch Ratings or any successor thereto.

Fixed-Rate Loan:  Any of the Loans that has a fixed-rate Mortgage Interest Rate.

Form 8-K Disclosure Information:  Has the meaning set forth in Section 3.30(b) of this Agreement.

Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

GMACM:  GMAC Mortgage, LLC, or any successor thereto.

GMACM Servicing Agreement:  The Amended and Restated Servicing Agreement, dated as of January 2, 2007, between the Seller and GMACM and as modified pursuant to the related Assignment Agreement.

Greenpoint: GreenPoint Mortgage Funding, Inc., or any successor thereto.

Greenpoint Servicing Agreement: The Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, between the Seller and GreenPoint, as amended by Amendment One, dated as of April 8, 2005, Amendment Two, dated as of June 30, 2005, Amendment Three, dated as of October 7, 2005, Amendment Four, dated as of March 7, 2006, and Amendment Five, dated as of June 9, 2006

Gross Margin: With respect to each Adjustable-Rate Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable-Rate Loan.

Group I Allocation Percentage:  For any Distribution Date, the aggregate Scheduled Principal Balance of the Group I Loans divided by the aggregate Scheduled Principal Balance of all of the Loans, in each case, as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

Group I Loans:  The Loans identified on the Loan Schedule as Group I Loans.

Group I Interest Remittance Amount:  With respect to any Distribution Date, the Interest Remittance Amount for Loan Group I for that Distribution Date.

Group I Principal Distribution Amount:  For any Distribution Date, the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group I for that Distribution Date and the denominator of which is the Aggregate Principal Remittance Amount for that Distribution Date.

Group I Principal Remittance Amount:  With respect to any Distribution Date, the Principal Remittance Amount for Loan Group I for that Distribution Date.

Group I Senior Principal Distribution Amount:  For any Distribution Date, the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group I for that Distribution Date and the denominator of which is the Aggregate Principal Remittance Amount for that Distribution Date.

Group I Senior Certificate: As specified in the Preliminary Statement.

Group II Allocation Percentage:  For any Distribution Date, the aggregate Scheduled Principal Balance of the Group II Loans divided by the aggregate Scheduled Principal Balance of all of the Loans, in each case, as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period.

Group II Interest Remittance Amount:  With respect to any Distribution Date, the Interest Remittance Amount for Loan Group II for that Distribution Date.

Group II Loans:  The Loans identified on the Loan Schedule as Group II Loans.

Group II Principal Distribution Amount:  For any Distribution Date, the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group II for that Distribution Date and the denominator of which is the Aggregate Principal Remittance Amount for that Distribution Date.

Group II Principal Remittance Amount:  With respect to any Distribution Date, the Principal Remittance Amount for Loan Group II for that Distribution Date.

Group II Senior Principal Distribution Amount:  For any Distribution Date, the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group II for that Distribution Date and the denominator of which is the Aggregate Principal Remittance Amount for that Distribution Date.

Group II Senior Certificate: As specified in the Preliminary Statement.

Group Subordinate Component:  For any Distribution Date and Loan Group I, is the excess, if any, of (i) the then outstanding aggregate principal balance of the Group I Loans over (ii) the then outstanding aggregate Class Principal Balance of the Group I Senior Certificates and Class I-A-5 Component.  For any Distribution Date and Loan Group II, the Group Subordinate Component is the excess, if any, of (i) the then outstanding aggregate principal balance of the Group II Loans over (ii) the then outstanding aggregate Class Principal Balance of the Group II Senior Certificates and Class II-A-5 Component.

Indenture:  The agreement pursuant to which any NIM securities are issued.

Independent:  When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, each Servicer, the Master Servicer and the Securities Administrator, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, any Servicer, the Master Servicer, the Securities Administrator or any Affiliate of any such party and (iii) is not connected with the Depositor, any Servicer, the Master Servicer or the Securities Administrator as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.  When used with respect to any accountants, a Person who is “independent” within the meaning of Rule 2-01(B) of the Securities and Exchange Commission’s Regulation S-X.  Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any affiliate of such other Person, (C) is not connected with such other Person or any affiliate of such other Person as an officer, employee, promoter, underwriter, Securities Administrator, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause (B) or (C) above.

Index: As of any Adjustment Date, the index applicable to the determination of the Mortgage Rate on each Adjustable-Rate Loan, as specified in the related Mortgage Note.

Indirect Depository Participants:  Entities such as banks, brokers, dealers or trust companies that clear through or maintain a custodial relationship with a Depository Participant, either directly or indirectly.

Initial Loans: Those Loans that are transferred to the Trust Fund on the Closing Date.

Insurance Account: The account established and maintained pursuant to Section 12.1.

Insurance Agreement: The insurance agreement dated as of June 29, 2007 among the Sponsor, the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Class I-A-4A Certificate Insurer.

Insurance Proceeds:  Proceeds of any title policy, hazard policy, mortgage guaranty policy or other insurance policy covering a Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

Insured Certificates: The Class I-A-4A Certificates.

Insured Payments: As defined in the Class I-A-4A Certificate Insurance Policy.

Insurer Default: The Failure by the Class I-A-4A Insurer to fulfill any of its obligations under the Class I-A-4A Certificate Insurance Policy, including but not limited to its obligations to make payments.

Insurer Premium: With respect to any Distribution Date and the Class I-A-4A Certificates, an amount equal to the product of (a) the aggregate Certificate Principal Balance of the Class I-A-4A Certificates as of such Distribution Date (prior to giving effect to any distributions thereon on such Distribution Date), (b) the Premium Percentage and (c) a fraction, the numerator which is the number of days elapsed in the related Interest Accrual Period and the denominator which is 360.

Interest Accrual Period:  With respect to the Class A Certificates (other than the Class A-5 Certificates), the Class M Certificates and the Components, (i) with respect to the first Distribution Date, the period commencing on the Closing Date and ending on the day preceding that Distribution Date and (ii) with respect to any Distribution Date thereafter, the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs and ending on the day preceding that Distribution Date. Interest on each such Class of Certificates and Component will be calculated based on a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.  With respect to any Distribution Date and any REMIC Regular Interest, the one-month period ending on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

Interest Carry Forward Amount:  With respect to any Distribution Date and any Class of Class A Certificates (other than the Class A-5 Certificates) or Class M Certificates or Component, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates or Component as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates or Component in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates or Component remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

Interest Distribution Amount:  On any Distribution Date, for any Class of Certificates (other than the Class A-5 Certificates, Class CE Certificates, the Class P Certificates and the Class R Certificates) or Component, the amount of interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that Class or Component which shall be an amount, not less than zero, equal to (a) the product of (1) 1/12th of the Pass-Through Rate for such Class or Component and (2) the Certificate Principal Balance for such Class or Component before giving effect to allocations of Realized Losses in connection with such Distribution Date or distributions to be made on such Distribution Date, reduced by (b) the sum of (i) Uncompensated Interest Shortfalls allocated to such Class or Component pursuant to Section 1.2 and (ii) the interest portion of Realized Losses allocated to such Class or Component pursuant to Section 1.2.  On any Distribution Date, for the Class CE Certificates, the amount of interest accrued during the related Interest Accrual Period with respect to the T9-X interest in the Master REMIC, reduced by Uncompensated Interest Shortfalls allocated to the Class CE Certificates pursuant to Section 1.2 and the interest portion of Realized Losses allocated to the Class CE Certificates pursuant to Section 1.2.

Interest Remittance Amount:  For any Distribution Date and any Loan Group, the sum of the following amounts:

(1)

all interest received by or on behalf of each Servicer with respect to the Loans in such Loan Group by the Determination Date for such Distribution Date and not previously distributed;

(2)

all Advances in respect of interest made by a Servicer and/or the Master Servicer with respect to Loans in such Loan Group for that Distribution Date;

(3)

any amounts paid as Compensating Interest on the Loans in such Loan Group by a Servicer and/or the Master Servicer for that Distribution Date;

(4)

the interest portions of the total amount deposited in the Distribution Account in connection with a Purchase Obligation with respect to a Loan in such Loan Group under Section 2.3, any permitted purchase of a Loan in such Loan Group pursuant to Section  3.31 or any permitted repurchase of a Loan in such Loan Group; and

(5)

the interest portions of the Termination Price related to Loans in such Loan Group;

minus the sum of the following amounts:

(1)

the interest portion of all Prepaid Monthly Payments with respect to Loans in such Loan Group;

(2)

the interest portion of all Curtailments with respect to Loans in such Loan Group received after the related Prepayment Period, together with all interest paid by the related Mortgagor in connection with such Curtailments;

(3)

the interest portion of all Payoffs with respect to Loans in such Loan Group received after the related Prepayment Period, together with all interest paid by the related Mortgagor in connection with such Payoffs;

(4)

all amounts (other than Advances in respect of principal) reimbursable to a Servicer pursuant to the terms of the related Servicing Agreement or to the Master Servicer, the Securities Administrator, the Trustee or the Custodians pursuant to this Agreement or the related Custodial Agreement with respect to Loans in such Loan Group; and

(5)

the Servicing Fee, the Master Servicing Fee and the Credit Risk Management Fee for each Loan in such Loan Group and any premiums payable in connection with any lender paid primary mortgage insurance policies for the related Due Period with respect to Loans in such Loan Group.

Investment Withdrawal Distribution Date:  As defined in Section 3.23(c).

Issuing Entity:  Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1.

Last Scheduled Distribution Date:  The Distribution Date in August 2037.

LIBOR Business Day:  Any day on which dealings in United States dollars are transacted in the London interbank market.

LIBOR Certificates: As specified in the Preliminary Statement.

LIBOR Determination Date:  With respect to each Interest Accrual Period (other than the initial Interest Accrual Period) and the Adjustable-Rate Certificates, the second LIBOR Business Day preceding such Interest Accrual Period on which the Securities Administrator will determine One-Month LIBOR for such Interest Accrual Period.

Liquidated Loan:  A Loan as to which the related Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise, have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Loan.

Liquidation Proceeds:  The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Loan through a trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Loan or an REO Property pursuant to or as contemplated by Section 2.3 or Section 9.1.

Loan Documents:  The documents evidencing or relating to each Loan delivered to the Custodians under the related Custodial Agreement on behalf of the Trustee.

Loan Group:  Either of Loan Group I and Loan Group II, as applicable.

Loan Group I:  The Group I Loans.

Loan Group II:  The Group II Loans.

Loan Schedule:  The schedule, as amended from time to time, of Loans, attached hereto as Schedule One, which shall set forth as to each Loan the following, among other things:

(i)

the loan number of the Loan and name of the related Mortgagor;

(ii)

the street address of the Mortgaged Property including city, state and zip code;

(iii)

the Mortgage Interest Rate as of the Cut-Off Date;

(iv)

the original term and maturity date of the related Mortgage Note;

(v)

the original Principal Balance;

(vi)

the first payment date;

(vii)

the Monthly Payment in effect as of the Cut-Off Date;

(viii)

the date of the last paid installment of interest;

(ix)

the unpaid Principal Balance as of the close of business on the Cut-Off Date;

(x)

the Loan-to-Value ratio at origination;

(xi)

the type of property and the Original Value of the Mortgaged Property;

(xii)

whether a primary mortgage insurance policy is in effect as of the Cut-Off Date;

(xiii)

the nature of occupancy at origination;

(xiv)

the first Adjustment Date, if applicable;

(xv)

the Gross Margin, if applicable;

(xvi)

the Maximum Mortgage Rate under the terms of the Mortgage Note, if applicable;

(xvii)

the Minimum Mortgage Rate under the terms of the Mortgage Note, if applicable;

(xviii)

the Periodic Rate Cap, if applicable;

(xix)

the first Adjustment Date immediately following the Cut-Off Date, if applicable;

(xx)

the Index, if applicable;

(xxi)

a code indicating whether the Loan is subject to Prepayment Charge, the term of such Prepayment Charge and the amount of such Prepayment Charge;

(xxii)

the Servicer;

(xxiii)

the Servicing Fee Rate;

(xxiv)

the Custodian; and

(xxv)

a code indicating whether the Loan is an Initial Loan or a Subsequent Loan.

Loans:  The Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, as so identified in the Loan Schedule. Each of the Loans is referred to individually in this Agreement as a “Loan”.  After each Subsequent Transfer Date, Loans shall include any Subsequent Loans transferred to the Trust on such Subsequent Transfer Date.

Loan-to-Value Ratio:  The original principal amount of a Loan divided by the Original Value; however, references to “current Loan-to-Value Ratio” shall mean the then current Principal Balance of a Loan divided by the Original Value.

Majority Class CE Certificateholder:  The Holder of a 50.01% or greater Percentage Interest in the Class CE Certificates.

Master Servicer:  As of the Closing Date, Wells Fargo Bank, N.A., and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Master Servicer and the Securities Administrator shall at all times be the same Person.

Master Servicer Event of Default:  One or more of the events described in Section 7.1 hereof.

Master Servicing Compensation:  As defined in Section 3.14(a).

Master Servicing Fee:  As to each Loan and any Distribution Date, an amount equal to one twelfth of the product of the Master Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Loan as of the Due Date in the month preceding the month of such Distribution Date.

Master Servicing Fee Rate:  0.00% per annum.

Maximum Mortgage Rate: With respect to each Adjustable-Rate Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

Mezzanine Certificates: As specified in the Preliminary Statement.

Minimum Mortgage Rate: With respect to each Adjustable-Rate Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

Monthly Advance:  As to any Loan or REO Property, any advance made by a Servicer in respect of any Determination Date or in respect of any Distribution Date by a successor Servicer (including the Master Servicer) or by the Master Servicer or Trustee pursuant to Section 4.4 of this Agreement (which advances shall not include principal or interest shortfalls due to bankruptcy proceedings or application of the Relief Act or similar state or local laws).

Monthly Payment:  The scheduled payment of principal and interest on a Loan which is due on any Due Date for such Loan after giving effect to any reduction in the amount of interest collectible from any Mortgagor pursuant to the Relief Act.

Moody’s:  Moody’s Investors Service, Inc. or its successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

Mortgage File:  The Loan Documents pertaining to a particular Loan.

Mortgage Interest Rate:  For any Loan, the per annum rate at which interest accrues on such Loan pursuant to the terms of the related Mortgage Note without regard to any reduction thereof as a result of the Relief Act.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement dated as of June 29, 2007, between the Depositor and the Seller, a copy of which is attached hereto as Exhibit J hereto.

Mortgage Note:  The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan.

Mortgage Pool:  All of the Loans.

Mortgaged Property:  With respect to any Loan, the real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Loan.

Mortgagor:  The obligor on a Mortgage Note.

National City: National City Mortgage Co., or any successor thereto.

National City Servicing Agreement: The Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by Amendment Number One dated January 24, 2006, each between the Seller and National City.

Net Certificate Swap I Provider Payment:  For any Distribution Date, the excess, if any, of (x) the Certificate Swap I Provider Payment over (y) the Securities Administrator Certificate Swap I Payment.

Net Certificate Swap II Provider Payment:  For any Distribution Date, the excess, if any, of (x) the Certificate Swap II Provider Payment over (y) the Securities Administrator Certificate Swap II Payment.

Net Class I-A-3B Swap Provider Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Class I-A-3B Swap Provider Payment over (y) the Securities Administrator Class I-A-3B Swap Payment.

Net Class I-A-3C Swap Provider Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Class I-A-3C Swap Provider Payment over (y) the Securities Administrator Class I-A-3C Swap Payment.

Net Class I-A-4A Swap Provider Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Class I-A-4A Swap Provider Payment over (y) the Securities Administrator Class I-A-4A Swap Payment.

Net Class II-A-1 Swap Provider Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Class II-A-1 Swap Provider Payment over (y) the Securities Administrator Class II-A-1 Swap Payment.

Net Monthly Excess Cashflow:  With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount and (ii) the excess of (x) the Available Funds for the Distribution Date over (y) the sum for that Distribution Date of (a) the Senior Interest Distribution Amount payable to the Holders of the Class A Certificates (other than the Class A-5 Certificates) and the Components, (b) the aggregate of the Interest Distribution Amounts payable to the Holders of the Class M Certificates, (c) the Aggregate Principal Remittance Amount, (d) the Prepayment Charges, (e) any Net Securities Administrator Certificate Swap I Payment or Swap Termination Payment (not caused by the occurrence of a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider, (f) any Net Securities Administrator Certificate Swap II Payment or Swap Termination Payment (not caused by the occurrence of a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider, (g) any Net Securities Administrator Class I-A-3B Swap Payment or Swap Termination Payment (not caused by the occurrence of a Class I-A-3B Swap Provider Trigger Event) owed to the Class I-A-3B Swap Provider, (h) any Net Securities Administrator Class I-A-3C Swap Payment or Swap Termination Payment (not caused by the occurrence of a Class I-A-3C Swap Provider Trigger Event) owed to the Class I-A-3C Swap Provider, (i) any Net Securities Administrator Class I-A-4A Swap Payment or Swap Termination Payment (not caused by the occurrence of a Class I-A-4A Swap Provider Trigger Event) owed to the Class I-A-4A Swap Provider, (j) any Net Securities Administrator Class II-A-1 Swap Payment or Swap Termination Payment (not caused by the occurrence of a Class II-A-1 Swap Provider Trigger Event) owed to the Class II-A-1 Swap Provider, (k) the Aggregate Insurer Premium and (l) the Class I-A-4A Certificate Insurer Reimbursement Amount.

Net Mortgage Rate:  For each Loan and for any date of determination, a per annum rate equal to the Mortgage Interest Rate for such Loan less the Administration Fee Rate.

Net Securities Administrator Certificate Swap I Payment:  For any Distribution Date, the excess, if any, of (x) the Securities Administrator Certificate Swap I Payment over (y) the Certificate Swap I Provider Payment.

Net Securities Administrator Certificate Swap II Payment:  For any Distribution Date, the excess, if any, of (x) the Securities Administrator Certificate Swap II Payment over (y) the Certificate Swap II Provider Payment.

Net Securities Administrator Class I-A-3B Swap Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Securities Administrator Class I-A-3B Swap Payment over (y) the Class I-A-3B Swap Provider Payment.

Net Securities Administrator Class I-A-3C Swap Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Securities Administrator Class I-A-3C Swap Payment over (y) the Class I-A-3C Swap Provider Payment.

Net Securities Administrator Class I-A-4A Swap Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Securities Administrator Class I-A-4A Swap Payment over (y) the Class I-A-4A Swap Provider Payment.

Net Securities Administrator Class II-A-1 Swap Payment:  With respect to any Distribution Date, the excess, if any, of (x) the Securities Administrator Class II-A-1 Swap Payment over (y) the Class II-A-1 Swap Provider Payment.

Net WAC Pass-Through Rate:  With respect to any Distribution Date, the Net WAC Pass-Through Rate for each Class of Group I Senior Certificates, Group II Senior Certificates and Mezzanine Certificates, and each Component, will be as follows:

(a)

with respect to the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component, a per annum rate equal to the product of:

(I) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Loans for such Distribution Date, over (b) the product of (x) the sum of (1) any Net Securities Administrator Certificate Swap I Payment and Swap Termination Payment (which was not caused by a Certificate Swap I Provider Trigger Event) payable to the Certificate Swap I Provider for such Distribution Date  plus (2) any Net Securities Administrator Certificate Swap II Payment and Swap Termination Payment (which was not caused by a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider for such Distribution Date  multiplied by (y) the Group I Allocation Percentage, and (B) the denominator of which is the aggregate Scheduled Principal Balance of the Group I Loans as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date for the Initial Loans, or as of the Subsequent Cut-Off Date with respect to the first Distribution Date following the conveyance of a Subsequent Loan to the Trust for the Subsequent Loans), after giving effect to Payoffs and Curtailments received during the related Prepayment Period, multiplied by

(II) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(b)

with respect to the Class I-A-3B Certificates, a per annum rate equal to the excess, if any of:

(I) the Net WAC Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component for that Distribution Date, over

(II) the product of:

(x) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is any Net Securities Administrator Class I-A-3B Swap Payment and Swap Termination Payment (which was not caused by a Class I-A-3B Swap Provider Trigger Event) payable to the Class I-A-3B Swap Provider for such Distribution Date, and (B) the denominator of which is the Certificate Principal Balance of the Class I-A-3B Certificates immediately prior to that Distribution Date, multiplied by

(y)  a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(c)

with respect to the Class I-A-3C Certificates, a per annum rate equal to the excess, if any of:

(I) the Net WAC Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component for that Distribution Date, over

(II) the product of:

(x) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is any Net Securities Administrator Class I-A-3C Swap Payment and Swap Termination Payment (which was not caused by a Class I-A-3C Swap Provider Trigger Event) payable to the Class I-A-3C Swap Provider for such Distribution Date, and (B) the denominator of which is the Certificate Principal Balance of the Class I-A-3C Certificates immediately prior to that Distribution Date, multiplied by

(y)  a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(d)

with respect to the Class I-A-4A Certificates, a per annum rate equal to the excess, if any of:

(I) the Net WAC Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component for that Distribution Date, over

(II) the product of:

(x) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the sum of (1) any Net Securities Administrator Class I-A-4A Swap Payment and Swap Termination Payment (which was not caused by a Class I-A-4A Swap Provider Trigger Event) payable to the Class I-A-4A Swap Provider for such Distribution Date and (2) the Aggregate Insurer Premium with respect to such Distribution Date, and (B) the denominator of which is the Certificate Principal Balance of the Class I-A-4A Certificates immediately prior to that Distribution Date, multiplied by

(y)  a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(e)

with respect to the Class II-A-1 Certificates, a per annum rate equal to the excess, if any of:

(I) the Net WAC Pass-Through Rate for the Class II-A-5 Component for that Distribution Date, over

(II) the product of:

(x) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is any Net Securities Administrator Class II-A-1 Swap Payment and Swap Termination Payment (which was not caused by a Class II-A-1 Swap Provider Trigger Event) payable to the Class II-A-1 Swap Provider for such Distribution Date, and (B) the denominator of which is the Certificate Principal Balance of the Class II-A-1 Certificates immediately prior to that Distribution Date, multiplied by

(y)  a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(f)

with respect to the Class II-A-5 Component, a per annum rate equal to the product of :

(I) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group II Loans in the prior calendar month minus the aggregate Administration Fees for the Group II Loans for such Distribution Date, over (b) the product of (x) the sum of (1) any Net Securities Administrator Certificate Swap I Payment and Swap Termination Payment (which was not caused by a Certificate Swap I Provider Trigger Event) payable to the Certificate Swap I Provider for such Distribution Date plus (2) any Net Securities Administrator Certificate Swap II Payment and Swap Termination Payment (which was not caused by a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider for such Distribution Date multiplied by (y) the Group II Allocation Percentage, and (B) the denominator of which is the aggregate Scheduled Principal Balance of the Group II Loans as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date for the Initial Loans, or as of the Subsequent Cut-Off Date with respect to the first Distribution Date following the conveyance of a Subsequent Loan to the Trust for the Subsequent Loans), after giving effect to Payoffs and Curtailments received during the related Prepayment Period, multiplied by

(II) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(g)

with respect to each Class of Class M Certificates, a per annum rate equal to the weighted average (weighted with respect to clause (x) and (y), on the basis of the Group Subordinate Component for Loan Group I and Loan Group II, respectively) of:

(x)  a per annum rate equal to the product of:

(I) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Loans for such Distribution Date, over (b) the product of (x) the sum of (1) any Net Securities Administrator Certificate Swap I Payment and Swap Termination Payment (which was not caused by a Certificate Swap I Provider Trigger Event)payable to the Certificate Swap I Provider for such Distribution Date plus (2) any Net Securities Administrator Certificate Swap II Payment and Swap Termination Payment (which was not caused by a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider for such Distribution Date multiplied by (y) the Group I Allocation Percentage, and (B) the denominator of which is the aggregate Scheduled Principal Balance of the Group I Loans as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date for the Initial Loans, or as of the Subsequent Cut-Off Date with respect to the first Distribution Date following the conveyance of a Subsequent Loan to the Trust for the Subsequent Loans), after giving effect to Payoffs and Curtailments received during the related Prepayment Period, multiplied by

(II) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period; and

(y)  a per annum rate equal to the product of:

(I) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group II Loans in the prior calendar month minus the aggregate Administration Fees for the Group II Loans for such Distribution Date, over (b) the product of (x) the sum of (1) any Net Securities Administrator Certificate Swap I Payment and Swap Termination Payment (which was not caused by a Certificate Swap I Provider Trigger Event) payable to the Certificate Swap I Provider for such Distribution Date plus (2) any Net Securities Administrator Certificate Swap II Payment and Swap Termination Payment (which was not caused by a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider for such Distribution Date multiplied by (y) the Group II Allocation Percentage, and (B) the denominator of which is the aggregate Scheduled Principal Balance of the Group II Loans as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date for the Initial Loans, or as of the Subsequent Cut-Off Date with respect to the first Distribution Date following the conveyance of a Subsequent Loan to the Trust for the Subsequent Loans), after giving effect to Payoffs and Curtailments received during the related Prepayment Period, multiplied by

(II) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period.

Net WAC Rate Carryover Amount:  With respect to any Class of the Class A Certificates (other than the Class A-5 Certificates) or Class M Certificates or Component and any Distribution Date on which the related Pass-Through Rate is limited to the related Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class of Certificates or Component would have been entitled to receive on such Distribution Date if the related Net WAC Pass-Through Rate had not been applicable to such Class of Certificates or Component on such Distribution Date over (y) the amount of interest accrued on such Class of Certificates or Component for Distribution Date at the related Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for previous Distribution Dates not previously distributed, together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Certificates or Component for the most recently ended Interest Accrual Period determined without taking into account the related Net WAC Pass-Through Rate.

NIMS Insurer:  With respect to any Date, an insurer, if any, that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class CE Certificates, Class P Certificates and/or the Residual Certificates.

NIMS Insurer Default: The continuance of any failure by the NIMS Insurer, if any, to make a required payment under the policy insuring the net interest margin securities.

Nonrecoverable Advance:  With respect to any Loan, any Advance or Servicing Advance which the related Servicer shall have determined to be a Nonrecoverable Advance as defined in and pursuant to the related Servicing Agreement, or which the Master Servicer (including the Trustee as successor Master Servicer) shall have determined to be nonrecoverable pursuant to Section 4.4, respectively, and which was or is proposed to be made by such Servicer or the Master Servicer (including the Trustee as successor Master Servicer) .

Non-U.S. Person:  A Person that is not a U.S. Person.

OC Floor:  An amount equal to the product of (i) 0.35% and (ii) the sum of (a) the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and (b) the Original Pre-Funded Amount.

Offered Certificates: As specified in the Preliminary Statement.

Officer’s Certificate:  With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice-President, however denominated, of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

One-Month LIBOR: For the initial Interest Accrual Period, the Securities Administrator will determine One-Month LIBOR for such Interest Accrual Period based on information available on the second LIBOR Business Day preceding the Closing Date with respect to the Adjustable-Rate Certificates, and for any Interest Accrual Period thereafter, on the second LIBOR Business Day preceding the related Interest Accrual Period, the one month rate which appears on the Dow Jones Telerate System, page 3750, as of 11:00 a.m., London time on the LIBOR Determination Date. If such rate is not provided, One-Month LIBOR shall mean the rate determined by the Securities Administrator (or a calculation agent on its behalf) in accordance with the following procedure:

(i)

The Securities Administrator on the LIBOR Determination Date will request the principal London offices of each of four major Reference Banks in the London interbank market, as selected by the Securities Administrator, to provide the Securities Administrator with its offered quotation for deposits in United States dollars for the upcoming one-month period, commencing on the second LIBOR Business Day immediately following such LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m. London time on such LIBOR Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are provided, One-Month LIBOR determined on such LIBOR Determination Date will be the arithmetic mean of such quotations.

(ii)

If fewer than two quotations are provided, One-Month LIBOR determined on such LIBOR Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. in New York City on such LIBOR Determination Date by three major banks in New York City selected by the Securities Administrator for one-month United States dollar loans to lending European banks, in a principal amount that is representative for a single transaction in United States dollars in such market at such time; provided, however, that if the banks so selected by the Securities Administrator are not quoting as mentioned in this sentence, One-Month LIBOR determined on such LIBOR Determination Date will continue to be One-Month LIBOR as then currently in effect on such LIBOR Determination Date.

(iii)

The establishment of One-Month LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a LIBOR Certificate and the Securities Administrator.

Opinion of Counsel:  A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, a Servicer, the Securities Administrator or the Master Servicer acceptable to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

Optional Termination Date:  The Distribution Date on which the aggregate Scheduled Principal Balance of the Loans (and REO Properties acquired in respect thereof)  remaining in the Trust Fund as of the last day of the related Due Period is reduced to less than or equal to 10% of the sum of (a) the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and (b) the Original Pre-Funded Amount.

Original Capitalized Interest Amount: The amount deposited by the Depositor in the Capitalized Interest Account on the Closing Date, which amount is $2,687,032.

Original Pre-Funded Amount: The amount deposited by the Depositor in the Pre-Funding Account on the Closing Date, which amount is $423,498,813.

Original Value:  With respect to any Loan other than a Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Loan was originated or (b) the appraised value at the time the refinanced mortgage debt was incurred.

OTS:  The Office of Thrift Supervision, or any successor thereto.

Overcollateralization Amount:  With respect to any Distribution Date following the Closing Date will be an amount by which the aggregate Scheduled Principal Balance of the Loans (which includes any Subsequent Loans which have been transferred to the Trust Fund prior to such Distribution Date) and the Remaining Pre-Funded Amount immediately following the Distribution Date exceeds the sum of the Certificate Principal Balances of the Class A Certificates, the Class M Certificates and the Class P Certificates after taking into account distribution of the Principal Distribution Amount on such Distribution Date.

Overcollateralization Increase Amount:  With respect to any Distribution Date will be the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the amount, if any, by which the Required Overcollateralization Amount for such Distribution Date exceeds the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the Certificates and Components in reduction of their respective Certificate Principal Balances on such Distribution Date).

Overcollateralization Reduction Amount:  With respect to any Distribution Date, the lesser of (i) the Principal Remittance Amount and (ii) excess, if any, of (a) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the Certificates and Components in reduction of their respective Certificate Principal Balances on such Distribution Date) over (b) the Required Overcollateralization Amount; provided however that on any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Reduction Amount shall equal zero.

Ownership Interest:  With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledge.

Pass-Through Entity:  Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

Pass-Through Rate:  The Pass-Through Rate with respect to each Class of Group I Senior Certificates, Group II Senior Certificates and Mezzanine Certificates, and with respect to each Component, for each Distribution Date through and including the Optional Termination Date will be the lesser of (i) One-Month LIBOR plus the applicable margin set forth below for such Class or Component and (ii) the related Net WAC Pass-Through Rate; provided, however, that (i) the Pass-Through Rate for the Class I-A-3B Certificates will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class I-A-3B Swap Agreement or the Class I-A-3B Swap Agreement has been terminated, (ii) the Pass-Through Rate for the Class I-A-3C Certificates will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class I-A-3C Swap Agreement or the Class I-A-3C Swap Agreement has been terminated, (iii) the Pass-Through Rate for the Class I-A-4A Certificates will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class I-A-4A Swap Agreement or the Class I-A-4A Swap Agreement has been terminated and (iv) the Pass-Through Rate for the Class II-A-1 Certificates will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class II-A-1 Swap Agreement or the Class II-A-1 Swap Agreement has been terminated; and provided, further, that the margins applicable to each of the Group I Senior Certificates, Group II Senior Certificates and Components will increase by 100% and the margins applicable to each of the Class M Certificates will increase by 50% on the Distribution Date following the first possible Optional Termination Date with respect to the Loans; and provided, further, that (i) in the event that the Class I-A-3B Swap Agreement is terminated early, the current margin for the Class I-A-3B Certificates will increase by 0.07% per annum on or before the first possible Optional Termination Date and will increase by 0.14% per annum after the first possible Optional Termination Date, (ii) in the event that the Class I-A-3C Swap Agreement is terminated early, the current margin for the Class I-A-3C Certificates will increase by 0.07% per annum on or before the first possible Optional Termination Date and will increase by 0.14% per annum after the first possible Optional Termination Date, (iii) in the event that the Class I-A-4A Swap Agreement is terminated early, the current margin for the Class I-A-4A Certificates will increase by 0.12% per annum on or before the first possible Optional Termination Date and will increase by 0.24% per annum after the first possible Optional Termination Date; (iv) in the event that the Class II-A-1 Swap Agreement is terminated early, the current margin for the Class II-A-1 Certificates will increase by 0.08% per annum on or before the first possible Optional Termination Date and will increase by 0.16% per annum after the first possible Optional Termination Date and (v) the current margin for the Class II-A-1 Certificates will increase by 0.08% per annum on or before the Auction Distribution Date and will increase by 0.16% per annum after the Auction Distribution Date.

Class of Certificates or Component	Margin
Class I-A-1 Certificates	0.090%
Class I-A-2 Certificates	0.160%
Class I-A-3A Certificates	0.210%
Class I-A-3B Certificates	0.140%
Class I-A-3C Certificates	0.160%
Class I-A-4A Certificates	0.110%
Class I-A-4B Certificates	0.330%
Class II-A-1 Certificates	0.100%
Class M-1 Certificates	0.400%
Class M-2 Certificates	0.500%
Class M-3 Certificates	0.600%
Class M-4 Certificates	0.800%
Class M-5 Certificates	1.150%
Class M-6 Certificates	2.000%
Class M-7 Certificates	2.500%
Class M-8 Certificates	2.500%
Class M-9 Certificates	2.000%
Class M-10 Certificates	2.000%
Class M-11 Certificates	2.000%
Class I-A-5 Component	0.310%
Class II-A-5 Component	0.310%

Payoff:  Any voluntary payment of principal on a Loan by a Mortgagor equal to the entire outstanding Principal Balance of such Loan, if received in advance of the last scheduled Due Date for such Loan and is not accompanied by scheduled interest due on any date or dates in any month or months subsequent to the month of such payment-in-full.

PCAOB:  Means the Public Company Accounting Oversight Board.

Percentage Interest:  With respect to any Class of Certificates (other than the Residual Certificates) and any date of determination, the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Certificates of such Class. Each Certificate is issuable only in minimum Percentage Interests corresponding to the Authorized Denomination of the related Class of Certificates; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance of such Class or to an otherwise Authorized Denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, is as set forth on the face of such Certificate.

Periodic Rate Cap: With respect to each Adjustable-Rate Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable-Rate Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

Permitted Transferee:  With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government or International Organization, or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any electing large partnership under Section 775 of the Code, (vi) any Person from whom the Securities Administrator has not received an affidavit to the effect that it is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms “United States,” “State” and “International Organization” shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such governmental unit.

Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Physical Certificates: As specified in the Preliminary Statement.

Plan:  An employee benefit plan or arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or an entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity.

Pre-Funding Account: The account established and maintained pursuant to Section 3.27.

Pre-Funding Period: The period from the Closing Date until the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) August 17, 2007.

Premium Percentage: The premium rate under the Class I-A-4A Certificate Insurance Policy with respect to the Class I-A-4A Certificates pursuant to the Insurance Agreement, which is equal to 0.085% per annum.

Prepaid Monthly Payment:  Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Loan on its scheduled Due Date and held in the related Protected Account until the related Servicer Remittance Date following its scheduled Due Date.

Prepayment Charge:  With respect to any Principal Prepayment, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Loan pursuant to the terms of the related Mortgage Note, as set forth on the Prepayment Charge Schedule.

Prepayment Charge Schedule:  As of any date, the list of Loans providing for a Prepayment Charge included in the Trust Fund on such date, attached hereto as Schedule Two (including the prepayment charge summary attached thereto).  The Depositor shall deliver or cause the delivery of the Prepayment Charge Schedule to the Master Servicer, the Trustee and the Credit Risk Manager on the Closing Date. The Prepayment Charge Schedule shall set forth the following information with respect to each Prepayment Charge:

(i)

the Loan identifying number;

(ii)

a code indicating the type of Prepayment Charge;

(iii)

the date on which the first Monthly Payment was due on the related Mortgaged Loan;

(iv)

the term of the related Prepayment Charge;

(v)

the original Principal Balance of the related Loan; and

(vi)

the Principal Balance of the related Loan as of the Cut-Off Date.

Prepayment Interest Shortfall:  For any Distribution Date and any Loan on which a Payoff was made by a Mortgagor during the related Prepayment Period, an amount equal to one month’s interest at the applicable Net Mortgage Rate on such Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

Prepayment Period:  With respect to each Servicer, as set forth in the related Servicing Agreement.

Principal Balance:  For any Loan and at the time of any determination, the principal balance of such Loan remaining to be paid at the close of business on the Cut-Off Date or Subsequent Cut-Off Date, as applicable, after deduction of all principal payments due on or before the Cut-Off Date or Subsequent Cut-Off Date, as applicable, whether or not received, reduced by the principal portion of all amounts received with respect to such Loan after the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and distributed or to be distributed to Certificateholders through the Distribution Date in the month of such determination. In the case of a Substitute Loan, “Principal Balance” shall mean, at the time of any determination, the principal balance of such Substitute Loan on the related Cut-Off Date, or Subsequent Cut-Off Date, as applicable, reduced by the principal portion of all amounts received with respect to such Loan after the Cut-Off Date or Subsequent Cut-Off Date, as applicable, and distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination.  The Principal Balance of a Liquidated Loan shall be zero.

Principal Distribution Amount:  For any Distribution Date will equal (i) the excess of the Aggregate Principal Remittance Amount for such Distribution Date plus (ii) any Overcollateralization Increase Amount minus (iii) the amount of any Overcollateralization Reduction Amount for such Distribution Date and any amounts payable or reimbursable therefrom to the Servicers, the Trustee, the Custodians, the Master Servicer or the Securities Administrator prior to distributions being made on the Group I Senior Certificates, Group II Senior Certificates, Mezzanine Certificates and Components.  In no event will the Principal Distribution Amount with respect to any Distribution Date be less than zero or greater than the then outstanding aggregate Certificate Principal Balance of the Certificates.

Principal Prepayment:  Any payment of principal on a Loan which constitutes a Payoff or a Curtailment.

Principal Remittance Amount:  With respect to any Distribution Date and any Loan Group, the sum of the following amounts:

(1)

the total amount of all principal received by or on behalf of each Servicer with respect to the Loans in such Loan Group by the Determination Date for such Distribution Date and not previously distributed (including Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries and, with respect to any Distribution Date immediately following the termination of the Pre-Funding Period, any Remaining Pre-Funded Amount);

(2)

all Advances in respect of principal made by a Servicer and/or the Master Servicer with respect to Loans in such Loan Group for that Distribution Date;

(3)

the principal portions of the total amount deposited in the Distribution Account in connection with a Purchase Obligation with respect to Loans in such Loan Group under Section 2.3, any permitted repurchase of a Loan in such Loan Group or purchase of a Loan in such Loan Group pursuant to Section 3.31; and

(4)

the principal portions of the Termination Price with respect to Loans in such Loan Group;

minus, the sum of the following amounts:

(1)

the principal portion of all Prepaid Monthly Payments with respect to Loans in such Loan Group;

(2)

the principal portion of all Curtailments with respect to Loans in such Loan Group received after the related Prepayment Period;

(3)

the principal portion of all Payoffs with respect to Loans in such Loan Group received after the related Prepayment Period;

(4)

the principal portion of Liquidation Proceeds, Insurance Proceeds, and Subsequent Recoveries received on the Loans in such Loan Group after the related Prepayment Period;

(5)

all Advances in respect of principal with respect to Loans in such Loan Group reimbursable to a Servicer pursuant to the terms of the related servicing agreement or to the Master Servicer, the Securities Administrator or the Trustee pursuant to the terms of this Agreement; and

(6) all other amounts reimbursable to a Servicer pursuant to the terms of the related Servicing Agreement or to the Master Servicer, the Securities Administrator, the Trustee or the Custodians pursuant to the terms of this Agreement or the Custodial Agreements for the related Due Period to the extent not reimbursed from the Interest Remittance Amount for that Loan Group for the related Due Period, with respect to Loans in such Loan Group.

Private Certificates: As specified in the Preliminary Statement.

Protected Account:  An account or accounts established and maintained for the benefit of the Certificateholders by each Servicer with respect to the related Loans and with respect to REO Property pursuant to the applicable Servicing Agreement and which are Eligible Accounts.

Purchase Obligation:  An obligation of the Depositor or the Seller to repurchase Loans under the circumstances and in the manner provided in Section 2.3.

Purchase Price:  With respect to any Loan to be purchased pursuant to a Purchase Obligation, any Loan to be purchased pursuant to Section 3.32, or any Loan to be purchased or repurchased relating to an REO Property, and as confirmed by an Officers’ Certificate from the Master Servicer to the Trustee and the Securities Administrator, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or in the case of an REO Property being purchased as provided in Section 9.1, 100% of the fair market value of such REO Property, such valuation to be conducted by an appraiser mutually agreed upon between the Terminator and the Securities Administrator, in their reasonable discretion), (ii) in the case of (x) a Loan, accrued interest on such Principal Balance at the applicable Net Mortgage Rate from the date interest was last paid by the related Mortgagor or the date an Advance was last made by the applicable Servicer or the Master Servicer, which payment or Advance had as of the date of purchase been distributed pursuant to Section 4.1, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Net Mortgage Rate from the date interest was last paid by the related Mortgagor or the date an Advance was last made by the Servicer or the Master Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest in accordance with the Servicing Agreement, (iii) any unreimbursed Servicing Advances and Advances (including Nonrecoverable Advances) and any unpaid Servicing Fees or Master Servicing Fees allocable to such Loan or REO Property, any amounts due and owing to the Trustee, the Class I-A-4A Certificate Insurer, the Custodians, the Servicer, the Master Servicer and the Securities Administrator as of the Optional Termination Date which remain unpaid or which are due to the exercise of the optional termination right, (iv) any Net Securities Administrator Certificate Swap I Payments and Swap Termination Payments (not due to a Certificate Swap I Provider Trigger Event) payable to the Certificate Swap I Provider which remain unpaid or which are due to the exercise of the optional termination right, (v) any Net Securities Administrator Certificate Swap II Payments and Swap Termination Payments (not due to a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider which remain unpaid or which are due to the exercise of the optional termination right, (vi) any Net Securities Administrator Class I-A-3B Swap Payments and Swap Termination Payments (not due to a Class I-A-3B Swap Provider Trigger Event) payable to the Class I-A-3B Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (vii) any Net Securities Administrator Class I-A-3C Swap Payments and Swap Termination Payments (not due to a Class I-A-3C Swap Provider Trigger Event) payable to the Class I-A-3C Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (viii) any Net Securities Administrator Class I-A-4A Swap Payments and Swap Termination Payments (not due to a Class I-A-4A Swap Provider Trigger Event) payable to the Class I-A-4A Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (ix) any Net Securities Administrator Class II-A-1 Swap Payments and Swap Termination Payments (not due to a Class II-A-1 Swap Provider Trigger Event) payable to the Class II-A-1 Swap Provider which remain unpaid or which are due to the exercise of the optional termination right and (x) in the case of a Loan required to be purchased pursuant to Section 2.3, expenses reasonably incurred or to be incurred by the Master Servicer, the Servicer, the Trustee or the Securities Administrator in respect of the breach or defect giving rise to a Purchase Obligation and any costs and damages incurred by the Trust Fund in connection with any violation by any such Loan of any predatory or abusive lending law.

Rating Agency:  Initially, each of S&P and Moody’s; thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Depositor, or their respective successors in interest.

Ratings:  As of any date of determination, the ratings, if any, of the Certificates as assigned by each Rating Agency.

Realized Loss:  For any Distribution Date and any Loan which became a Liquidated Loan during the related Prepayment Period, the sum of (i) the Principal Balance of such Loan remaining outstanding (after all recoveries of principal, including net Liquidation Proceeds, have been applied thereto) and the principal portion of Advances which have been reimbursed with respect to such Loan, and (ii) the accrued interest on such Loan remaining unpaid and the interest portion of Advances which have been reimbursed from Liquidation Proceeds with respect to such Loan. The amounts described in clause (i) shall be the principal portion of Realized Losses and the amounts described in clause (ii) shall be the interest portion of Realized Losses.  For any Distribution Date and any Loan which is not a Liquidated Loan, the amount of any Bankruptcy Loss incurred with respect to such Loan as of the related Due Date shall be treated as a Realized Loss.

Record Date:  With respect to each Distribution Date and any Class of Book-Entry Certificates, the Business Day preceding the related Distribution Date.  With respect to each Distribution Date and the Class CE, Class P and Class R Certificates, the last Business Day of the month immediately preceding the month in which the Distribution Date occurs.

Reference Banks:  Barclays Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Securities Administrator which are engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Securities Administrator

Regular Interest Certificates:  The Certificates (other than the Class R Certificates).

Regulation AB:  Means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  Means the Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodians or the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act:  The Servicemembers Civil Relief Act, or similar state or local laws.

Relief Act Interest Shortfall:  With respect to any Distribution Date and a Loan, the reduction in the amount of interest collectible on such Loan for the most recently ended calendar month immediately preceding such Distribution Date as a result of the application of the Relief Act.

Remaining Pre-Funded Amount: With respect to any Distribution Date, an amount equal to the Original Pre-Funded Amount minus the amount equal to 100% of the aggregate Scheduled Principal Balance (as of the Subsequent Cut-Off Date) of the Subsequent Loans transferred to the Trust Fund during the Pre-Funding Period.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the United States federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

REMIC Regular Interest:  A REMIC I Regular Interest, REMIC II Regular Interest, REMIC III Regular Interest, REMIC IV Regular Interest, REMIC V Regular Interest, REMIC VI Regular Interest, REMIC VII Regular Interest, REMIC VIII Regular Interest or a REMIC IX Regular Interest.

Remittance Report:  A report by the Securities Administrator pursuant to Section 4.3.

REO Disposition:  The sale or other disposition of an REO Property on behalf of REMIC I.

REO Imputed Interest:  As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month’s interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

REO Property:  A Mortgaged Property, title to which has been acquired by a Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

Required Overcollateralization Amount: With respect to any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, 0.40% of the sum of (i) the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and (ii) the Original Pre-Funded Amount, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 0.80% of the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses on the Loans incurred during the related Prepayment Period) and (ii) the OC Floor.  If a Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount will be the same as the Required Overcollateralization Amount for the previous Distribution Date.

Reportable Event:  Has the meaning set forth in Section 3.30(b) of this Agreement.

Residual Certificate:  The Class R Certificate, which is being issued in a single Class. The R-I, R-II, R-III, R-IV, R-V, R-VI, R-VII, R-VIII and R-IX interests are hereby each designated the sole Class of “residual interests” in REMIC I, REMIC II, REMIC III, REMIC IV, REMIC V, REMIC VI, REMIC VII, REMIC VIII and REMIC IX, respectively, for purposes of Section 860G(a)(2) of the Code.

Reserve Fund:  Shall mean the separate trust account created and maintained by the Securities Administrator pursuant to Section 3.25 hereof.

Responsible Officer:  When used with respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject. When used with respect to the Master Servicer or the Securities Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice-President, any Assistant Vice-President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller, any Assistant Controller or any other officer customarily performing functions similar to those performed by any of the above-designated officers and in each case having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.  When used with respect to the Depositor or any other Person, the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of any executive committee of the Board of Directors, the President, any Vice-President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, or any other officer of the Depositor customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. provided, that at any time it is a Rating Agency.

Sarbanes-Oxley Act:  Means the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification:  A written certification signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

Scheduled Principal Balance:  With respect to any Loan and a Due Date, the unpaid principal balance of such Loan as specified in the amortization schedule (before any adjustment to such schedule by reason of bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) for such Due Date, after giving effect to (i) any previously applied Curtailments and (ii) the payment of principal on such Due Date and any reduction of the principal balance of such Loan by a bankruptcy court, irrespective of any delinquency in payment by the related Mortgagor.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  As of the Closing Date, Wells Fargo Bank, N.A., and thereafter, its respective successors in interest who meet the qualifications of this Agreement. The Securities Administrator and the Master Servicer shall at all times be the same Person.

Securities Administrator Certificate Swap I Payment: For any Distribution Date on and after the Distribution Date in July 2007 and on or prior to the Distribution Date in October 2017, an amount equal to the product of (a) 5.5175%, (b) the product of (x) a notional amount set forth in the Certificate Swap Agreement (and set forth on Schedule Six hereto) and (y) 250 and (c) a fraction, the numerator of which is 30 and the denominator of which is 360.

Securities Administrator Certificate Swap II Payment: For any Distribution Date on and after the Distribution Date in July 2007 and on or prior to the Distribution Date in October 2017, an amount equal to the product of (a) 5.75% per annum, (b) (x) with respect to any Distribution Date prior to the Distribution Date in June 2012, the product of (i) the notional amount set forth in the Certificate Swap II Agreement (and as set forth on Schedule Seven hereto) and (ii) 250 and (y) with respect to any Distribution Date on and after the Distribution Date in June 2012, the lesser of (i) the product of (A) the notional amount set forth in the Certificate Swap II Agreement (and as set forth on Schedule Seven hereto) and (B) 250 and (ii) the aggregate Scheduled Principal Balance of the Fixed-Rate Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (c) a fraction, the numerator of which is 30 and the denominator of which is 360.

Securities Administrator Class I-A-3B Swap Payment: For any Distribution Date on and after July 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) a per annum rate equal to the lesser of (1) the sum of (A) one-month LIBOR (as defined in the Class I-A-3B Swap Agreement) plus 0.14%, for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR  (as defined in the Class I-A-3B Swap Agreement) plus 0.28% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate equal to 0.07% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.14% for any Distribution Date after the first possible Optional Termination Date; and (2) the related Swap Net WAC Pass-Through Rate for the Class I-A-3B Certificates for the related Interest Accrual Period, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-3B Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Securities Administrator Class I-A-3C Swap Payment: For any Distribution Date on and after July 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) a per annum rate equal to the lesser of (1) the sum of (A) one-month LIBOR (as defined in the Class I-A-3C Swap Agreement) plus 0.16%, for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR  (as defined in the Class I-A-3C Swap Agreement) plus 0.32% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate equal to 0.07% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.14% for any Distribution Date after the first possible Optional Termination Date; and (2) the related Swap Net WAC Pass-Through Rate for the Class I-A-3C Certificates for the related Interest Accrual Period, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-3C Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Securities Administrator Class I-A-4A Swap Payment: For any Distribution Date on and after July 2007 and on or prior to the Distribution Date in August 2037, an amount equal to the product of (x) a per annum rate equal to the lesser of (1) the sum of (A) one-month LIBOR (as defined in the Class I-A-4A Swap Agreement) plus 0.11%, for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR  (as defined in the Class I-A-4A Swap Agreement) plus 0.22% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate equal to 0.12% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.24% for any Distribution Date after the first possible Optional Termination Date; and (2) the related Swap Net WAC Pass-Through Rate for the Class I-A-4A Certificates for the related Interest Accrual Period, (y) a notional amount equal to the Certificate Principal Balance of the Class I-A-4A Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Securities Administrator Class II-A-1 Swap Payment: For any Distribution Date on and after July 2007 and on or prior to the Distribution Date in June 2010, an amount equal to the product of (x) a per annum rate equal to the lesser of (1) the sum of (A) one-month LIBOR (as defined in the Class II-A-1 Swap Agreement) plus 0.10%, for any Distribution Date on or prior to the first possible Optional Termination Date, or one-month LIBOR  (as defined in the Class II-A-1 Swap Agreement) plus 0.20% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate equal to 0.08% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.16% for any Distribution Date after the first possible Optional Termination Date; and (2) the related Swap Net WAC Pass-Through Rate for the Class II-A-1 Certificates for the related Interest Accrual Period, (y) a notional amount equal to the Certificate Principal Balance of the Class II-A-1 Certificates immediately prior to that Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Seller:  DB Structured Products, Inc., or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement and in its capacity as assignor under the Assignment Agreements.

Senior Certificates: As specified in the Preliminary Statement.

Senior Interest Distribution Amount:  With respect to any Distribution Date and any Class of Group I Senior Certificates and Group II Senior Certificates and any Component, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for such Class or Component and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for such Class or Component.

Senior Principal Distribution Amount:  With respect to any Distribution Date is an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) 85.50% and (ii) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate Scheduled Principal Balance of the Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

Servicer:  GMACM, Countrywide Servicing, as applicable, or any successor appointed under the applicable Servicing Agreement.

Servicer Remittance Date:  With respect to each Servicer, as set forth in the related Servicing Agreement.

Servicing Advances:  The customary reasonable and necessary “out-of-pocket” costs and expenses incurred by the applicable Servicer in connection with a default, delinquency or other unanticipated event by the applicable Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Loan and (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property. No Servicer shall be required to make any Servicing Advance in respect of a Loan or REO Property that, in the good faith business judgment of such Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Loan or REO Property as provided herein.

Servicing Agreement:  The GMACM Servicing Agreement,  the Countrywide Servicing Agreement, the American Home Servicing Agreement, the GreenPoint Servicing Agreement, the National City Servicing Agreement, the Wachovia Servicing Agreement and the Wells Fargo Servicing Agreement, as applicable.

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  With respect to each Loan and for any Distribution Date, an amount equal to one twelfth of the product of the related Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Loan as of the Due Date in the month preceding the month of such Distribution Date. The Servicing Fee is payable solely from collections of interest on the Loans or as otherwise provided in the related Servicing Agreement.

Servicing Fee Rate:  With respect to each Loan, the related per annum rate for such Loan, as set forth on the Loan Schedule.

Servicing Function Participant:  Means any Sub-Servicer, Subcontractor, each Servicer, the Master Servicer, each Custodian, the Securities Administrator and any other Person that is deemed to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

Servicing Officer:  Any individual involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee, the Depositor, the Class I-A-4A Certificate Insurer and the Securities Administrator on the Closing Date by each Servicer and the Master Servicer, as such lists may from time to time be amended.

Special Servicer:  A designee of the Majority Class CE Certificateholder appointed hereunder that (i) (A) is an affiliate of the Master Servicer and services mortgage loans similar to the Loans in the jurisdictions in which the related Mortgaged Properties are located or (B) has a rating of at least “Above Average” by S&P or a rating of at least “SQ2” as a special servicer by Moody’s, (ii) the Rating Agencies have confirmed to the Trustee that such appointment will not result in the reduction or withdrawal of  the then current ratings of any of the Certificates, (iii) has a net worth of at least $25,000,000, (iv) agrees to the conditions set forth in Section 6.10 of this Agreement and (v) is reasonably acceptable to the Master Servicer.

Special Servicer Agreement:  An agreement among the Special Servicer, the Majority Class CE Certificateholder, the Master Servicer and the Trustee which will (i) contain (a) special servicing terms, provisions and conditions for the servicing and administration of defaulted Loans for which the servicing obligations have been transferred to the Special Servicer pursuant to this Agreement and (b) certain representations and warranties of the Special Servicer regarding the Special Servicer and the performance of its servicing obligations and (ii) be reasonably acceptable to the Master Servicer, the Trustee and the Rating Agencies.

Startup Day:  With respect to each REMIC, the day designated as such pursuant to Section 10.1(b) hereof.

Stepdown Date:   The earlier to occur of (1) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date in July 2010 and (y) the first Distribution Date on which the Credit Enhancement Percentage of the Senior Certificates (calculated for this purpose only after taking into account distributions of principal on the Loans, but prior to any distribution of the Principal Distribution Amount to the Certificateholders and Components then entitled to distributions of principal on such Distribution Date) is greater than or equal to (a) 14.50%.

Subcontractor:  Means any vendor, subcontractor or other Person that is not responsible for the overall servicing of Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Custodian or the Securities Administrator.

Subordinate Certificates:  The Class M Certificates and the Class CE Certificates.

Subsequent Cut-Off Date:  With respect to those Subsequent Loans sold to the Trust pursuant to a Subsequent Transfer Instrument and as specified on the Loan Schedule, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Loan.

Subsequent Loan: A Loan sold by the Depositor to the Trust Fund during the Pre-Funding Period pursuant to Section 2.6, such Loan being identified on the Loan Schedule attached to a Subsequent Transfer Instrument and assigned to the Trust Fund.

Subsequent Loan Purchase Agreement: The agreement between the Depositor and the Seller, regarding the transfer of the Subsequent Loans by the Seller to the Depositor.

Subsequent Recoveries:  With respect to any Distribution Date, all amounts received during the related Prepayment Period by the related Servicer specifically related to a defaulted Loan or disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after the liquidation or disposition of such defaulted Loan.

Subsequent Transfer Date: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Loans are transferred to the Trust Fund.

Subsequent Transfer Instrument: Each Subsequent Transfer Instrument, dated as of a Subsequent Transfer Date, executed by the Trustee and the Depositor substantially in the form attached hereto as Exhibit I, by which Subsequent Loans are transferred to the Trust Fund.

Sub-Servicer:  Means any Person that (i) services Loans on behalf of any Servicer or any party hereto, and (ii) is responsible for the performance (whether directly or through Sub-Servicers or Subcontractors) of servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Substitute Loan:  A mortgage loan substituted for a Deleted Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the Deleted Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Loan, (iv) have the same Due Date as the Due Date on the Deleted Loan, (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Loan as of such date, (vi) have a risk grading at least equal to the risk grading assigned on the Deleted Loan, (vii) is a “qualified mortgage” as defined in the REMIC Provisions and (viii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Loan.  In the event that one or more mortgage loans are substituted for one or more Deleted Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest  Rates, the terms described in clause (iii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such Substitute Loan, the risk gradings described in clause (vi) hereof shall be satisfied as to each such Substitute Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clauses (vii) and (viii) hereof must be satisfied as to each Substitute Loan or in the aggregate, as the case may be.

Substitution Shortfall Amount:  Has the meaning set forth in Section 2.3(b) of this Agreement.

Supplemental Interest Trust: Has the meaning set forth in Section 4.14 of this Agreement.

Swap Net WAC Pass-Through Rate:  With respect to any Distribution Date, the Swap Net WAC Pass-Through Rate for the Class I-A-3B, Class I-A-3C, Class I-A-4A and Class II-A-1 Certificates, will be as follows:

(i)  with respect to the Class I-A-3B and Class I-A-3C Certificates, the Net WAC Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component for that Distribution Date;

(ii)  with respect to the Class I-A-4A Certificates, a per annum rate equal to the excess, if any of:

(I) the Net WAC Pass-Through Rate for the Class I-A-1, Class I-A-2, Class I-A-3A and Class I-A-4B Certificates and the Class I-A-5 Component for that Distribution Date, over

(II) the product of:

(x) the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the Aggregate Insurer Premium with respect to such Distribution Date, and (B) the denominator of which is the Certificate Principal Balance of the Class I-A-4A Certificates immediately prior to that Distribution Date, multiplied by

(y)  a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(iii)  with respect to the Class II-A-1 Certificates, the Net WAC Pass-Through Rate for the Class II-A-5 Component for that Distribution Date.

Swap Termination Payment:  With respect to any of the Certificate Swap I Agreement, the Certificate Swap II Agreement, the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement, upon the designation of an “Early Termination Date” as defined in the Certificate Swap I Agreement, the Certificate Swap II Agreement, the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement, respectively, the payment to be made by the Supplemental Interest Trust to the Certificate Swap I Provider, the Certificate Swap II Provider, the Class I-A-3B Swap Provider, the Class I-A-3C Swap Provider, the Class I-A-4A Swap Provider and the Class II-A-1 Swap Provider, respectively, to the Supplemental Interest Trust pursuant to the terms of the Certificate Swap I Agreement, the Certificate Swap II Agreement, the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement and the Class II-A-1 Swap Agreement, respectively.

Tax Matters Person:  The Holder of the Class R Certificates issued hereunder or any Permitted Transferee of such Class R Certificateholder shall be the initial “tax matters person” for each REMIC created hereby within the meaning of Section 6231(a)(7) of the Code. For tax years commencing after any transfer of the Class R Certificate, the holder of the greatest Percentage Interest in the Class R Certificate at year end shall be designated as the Tax Matters Person with respect to that year. If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.3(e). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

Termination Price:  As defined in Section 9.1(a).

Terminator:  As defined in Section 9.1(a).

Transfer:  Any direct or indirect transfer, sale, pledge or other disposition of, or directly or indirectly transferring, selling or pledging, any Ownership Interest in a Class CE Certificate, a Class P Certificate or a Residual Certificate.

Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Class CE Certificate, a Class P Certificate or a Residual Certificate.

Trigger Event:  With respect to any Distribution Date, a Trigger Event is in effect if (x) the percentage obtained by dividing (i) the aggregate Scheduled Principal Balance of Loans delinquent 60 days or more (including Loans in foreclosure, bankruptcy and REO) by (ii) the aggregate Scheduled Principal Balance of the Loans, in each case, as of the last day of the previous calendar month, exceeds 44.85% of the Credit Enhancement Percentage for the Senior Certificates with respect to the prior Distribution Date or (y) the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Due Period divided by the sum of (i) the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date plus (ii) the Original Pre-Funded Amount exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Percentage
July 2009 to June 2010	0.15%, plus 1/12th of 0.25% for each month thereafter
July 2010 to June 2011	0.40%, plus 1/12th of 0.30% for each month thereafter
July 2011 to June 2012	0.70%, plus 1/12th of 0.30% for each month thereafter
July 2012 to June 2013	1.00%, plus 1/12th of 0.20% for each month thereafter
July 2013 and thereafter	1.20%

Trust Fund:  Collectively, all of the assets of each REMIC created hereby, the Reserve Fund, the Pre-Funding Account, the Capitalized Interest Account and any amounts on deposit therein and any proceeds thereof and the Prepayment Charges and, with respect to the Class I-A-4A Certificates only, the Class I-A-4A Certificate Insurance Policy.  For avoidance of doubt, the Trust Fund does not include the Supplemental Interest Trust.

Trust Prepayment Charge:  Any Prepayment Charge with respect to a Loan listed on the Trust Prepayment Charge Schedule.

Trust Prepayment Charge Schedule:  As of any date, the list of Loans providing for a Prepayment Charge which are payable to the Trust Fund, as owner of such Prepayment Charge, included in the Trust Fund on such date, attached hereto as Schedule Three.

Trustee:  HSBC Bank USA, National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

Uncollected Interest:  With respect to any Distribution Date, the sum of (i) the aggregate Prepayment Interest Shortfalls with respect to the Loans for such Distribution Date and (ii) the aggregate Curtailment Shortfalls with respect to the Loans for such Distribution Date.

Uncompensated Interest Shortfall:  For any Distribution Date, the excess, if any, of (i) the sum of (a) the related Uncollected Interest for such Distribution Date, and (b) any shortfall in interest collections for the Loans in the calendar month immediately preceding such Distribution Date resulting from a Relief Act Interest Shortfall over (ii) the aggregate Compensating Interest paid by the Servicers and the Master Servicer with respect to the Loans for such Distribution Date, which excess shall be allocated to each Class of Certificates (other than the Class A-5 Certificates) and Components, pro rata, according to the amount of interest accrued thereon in reduction thereof.

Underwriter:  Deutsche Bank Securities Inc.

Underwriters’ Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Uninsured Cause:  Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.9.

U.S. Person:  A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part 1 of subchapter J of chapter 1 of the Code), and which was treated as a U.S. Person on August 20, 1996 may elect to continue to be treated as a U.S. Person notwithstanding the previous sentence.

Verification Agent:  As defined in Section 3.28.

Verification Report:  As defined in Section 3.28.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any such Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the Holders of the Class A Certificates, the Class M Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated among the Holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the Holders of the Class R Certificates. The Voting Rights allocated to each Class of Certificates shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.  As long as no Insurer Default is continuing, the Voting Rights of the Class I-A-4A Certificates may be excercised by the Class I-A-4A Certificate Insurer without the consent of the Class I-A-4A Certificates, who may exercise such rights only with the consent of the Class I-A-4A Certificate Insurer.

Wachovia: Wachovia Mortgage Corporation, or any successor thereto.

Wachovia Servicing Agreement: The Purchase, Warranties and Servicing Agreement, dated as of November 1, 2006, between the Seller, and Wachovia, as amended by the Regulation AB Compliance Addendum, dated November 1, 2006.

Wells Fargo:  Wells Fargo Bank, N.A., or any successor thereto.

Wells Fargo Custodial Agreement:  The Custodial Agreement, dated as of June 1, 2007, among Wells Fargo as custodian, the Trustee, Countrywide, Countrywide Servicing, GMACM, Greenpoint, National City, Wachovia and Wells Fargo Servicing.

Wells Fargo Servicing: Wells Fargo Bank, N.A., as servicer, or any successor thereto.

Wells Fargo Servicing Agreement:  The Servicing Agreement, dated as of December 1, 2005, between the Seller and Wells Fargo Servicing.

Section 1.2

Allocation of Certain Interest Shortfalls.

For purposes of calculating the Interest Distribution Amount for the Group I Senior Certificates, the Group II Senior Certificates, the Class M Certificates and the Class CE Certificates, and the Components, for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls and Curtailment Interest Shortfalls to the extent not covered by payment by the related Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 3.21 shall first, reduce the Net Monthly Excess Cashflow for such Distribution Date, second, reduce the Overcollateralization Amount on the related Distribution Date, third, reduce the Interest Distribution Amount payable to each Class of Class M Certificates in reverse order of payment priority, fourth, the Interest Distribution Amount payable to the Group I Senior Certificates, the Group II Senior Certificates and Components (pro rata based on their respective Senior Interest Distribution Amounts before such reduction), (2) any Relief Act Interest Shortfalls on the Loans shall be allocated to the Group I Senior Certificates, the Group II Senior Certificates, the Class M Certificates and the Components pro rata based on their respective Interest Distribution Amounts before such reduction, and (3) the aggregate amount of the interest portion of Realized Losses allocated to the Class M Certificates and Net WAC Rate Carryover Amounts paid to the Group I Senior Certificates, the Group II Senior Certificates and the Class M Certificates and Components on any Distribution Date shall be allocated to the Class CE Certificates to the extent of the related Interest Distribution Amount for such Distribution Date.

Section 1.3

Rights of the NIMS Insurer.

Each of the rights of the NIMS Insurer, if any, set forth in this Agreement shall exist so long as (i) such NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to the Indenture and (ii) the notes issued pursuant to the Indenture remain outstanding or such NIMS Insurer is owed amounts pursuant to the Indenture; provided, however, such NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 and any rights to indemnification hereunder in the case of clause (ii) below) so long as (i) such NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any NIMS Insurer Default has occurred or is continuing.

ARTICLE II

CONVEYANCE OF TRUST FUND;
ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.1

Conveyance of Trust Fund.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Loans identified on the Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement, the Servicing Agreements, the Assignment Agreements, the Subsequent Mortgage Loan Purchase Agreement and such assets as shall from time to time be credited or required by the terms of this Agreement to be credited to the Pre-Funding Account, the Capitalized Interest Account, Certificate Floor Account, Certificate Swap I Account, Certificate Swap II Account, Class I-A-3B Swap Account, Class I-A-3C Swap Account, Class I-A-4A Swap Account, Class II-A-1 Swap Account, Reserve Fund and Distribution Amount (including, without limitation the right to enforce the obligations of the other parties thereto thereunder), and all other assets included or to be included in REMIC I.  Such assignment includes all interest and principal received by the Depositor or the applicable Servicer on or with respect to the Loans (other than payments of principal and interest due on such Loans on or before the Cut-Off Date). The Depositor herewith delivers to the Trustee executed copies of the Mortgage Loan Purchase Agreement and the Assignment Agreements (with copies of the related Servicing Agreements attached thereto).

In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the applicable Custodian pursuant to the related Custodial Agreement the documents with respect to each Loan as described under Section 2 of the related Custodial Agreement (the “Loan Documents”). In connection with such delivery and as further described in the related Custodial Agreement, the applicable Custodian will be required to review such Loan Documents and deliver to the Trustee, the Depositor, the Master Servicer, the Class I-A-4A Certificate Insurer and the Seller certifications (in the forms attached to the related Custodial Agreement) with respect to such review with exceptions noted thereon.  In addition, the Depositor under the Custodial Agreement will have to cure certain defects with respect to the Loan Documents for the related Loans after the delivery thereof by the Depositor to the Custodians as more particularly set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance, inspection and release of the Mortgage Files, including, but not limited to certain insurance policies and documents contemplated by Section 3.12, and preparation and delivery of the certifications shall be performed by the related Custodian pursuant to the terms and conditions of the related Custodial Agreement.

The Depositor shall deliver or cause the related originator to deliver to the related Servicer copies of all trailing documents required to be included in the related Mortgage File at the same time the originals or certified copies thereof are delivered to the Trustee or related Custodian, such documents including the mortgagee policy of title insurance and any Loan Documents upon return from the recording office. The Servicers shall not be responsible for any custodian fees or other costs incurred in obtaining such documents and the Depositor shall cause the Servicers to be reimbursed for any such costs the Servicers may incur in connection with performing its obligations under this Agreement.

The Loans permitted by the terms of this Agreement to be included in the Trust are limited to (i) Loans (which the Depositor acquired pursuant to the Mortgage Loan Purchase Agreement, which contains, among other representations and warranties, a representation and warranty of the Seller that no Loan sold by the Seller to the Depositor is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, as defined in the New Mexico Home Loan Protection Act effective March 1, 2004, as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or as defined in the Indiana Home Loan Practices Act, effective March 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9)) and (ii) Substitute Loans (which, by definition as set forth herein and referred to in the Mortgage Loan Purchase Agreement, are required to conform to, among other representations and warranties, the representation and warranty of the Seller that no Substitute Loan sold by the Seller to the Depositor is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, as defined in the New Mexico Home Loan Protection Act effective March 1, 2004, as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C) or as defined in the Indiana Home Loan Practices Act, effective March 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9)). The Depositor and the Trustee on behalf of the Trust agree and understand that it is not intended that any Loan be included in the Trust Fund that is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004, (iv) a “high risk home loan” under the Illinois High Risk Home Loan Act, effective as of January 1, 2004, or (v) a “high cost home loan” under the Indiana High Cost Home Loan Law, effective January 1, 2005.  The Trustee shall be entitled to indemnification from the Depositor and the Trust Fund for any loss, liability or expense arising out of, or in connection with, the provisions of the preceding sentence, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to such provisions.

Section 2.2

Acceptance by Trustee.

The Trustee acknowledges receipt, subject to the provisions of Section 2.1 hereof and Section 2 of the Custodial Agreements, of the Loan Documents and all other assets included in the definition of “REMIC I” under clauses (i), (ii) and (iii) (to the extent of amounts deposited into the Distribution Account), (iv) and (v) and declares that it holds (or the applicable Custodian on its behalf holds) and will hold such documents and the other documents delivered to it constituting a Loan Document, and that it holds (or the applicable Custodian on its behalf holds) or will hold all such assets and such other assets included in the definition of  “REMIC I” in trust for the exclusive use and benefit of all present and future Certificateholders, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any.

Section 2.3

Repurchase or Substitution of Loans.

(a)

Upon discovery by a Responsible Officer or receipt by a Responsible Officer of written notice of any materially defective document in, or that a document is missing from, a Mortgage File or of a breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Loan that materially and adversely affects the value of such Loan or the interest therein of the Certificateholders (with respect to the Class I-A-4A Certificates, without regard to the Class I-A-4A Certificate Insurance Policy), the Trustee shall promptly notify the Seller of such defect, missing document or breach and request that the Seller deliver such missing document, cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Loan from REMIC I at the Purchase Price within 90 days after the date on which the Seller was notified of such missing document, defect or breach, if and to the extent that the Seller is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Loan shall be deposited in the Distribution Account and the Trustee, upon receipt of written certification from the Securities Administrator of such deposit and receipt by the Custodian of a properly completed request for release for such Loan in the form of Exhibit 3 to the related Custodial Agreement, shall release or cause the applicable Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Loan released pursuant hereto, and the Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Seller may cause such Loan to be removed from REMIC I (in which case it shall become a Deleted Loan) and substitute one or more Substitute Loans in the manner and subject to the limitations set forth in Section 2.3(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.  Notwithstanding the foregoing, if the representation made by the Seller in Section 6(xxiv) of the Mortgage Loan Purchase Agreement is breached, the Trustee shall enforce the obligation of the Seller to repurchase such Loan at the Purchase Price, or to provide a Substitute Loan (plus any costs and damages incurred by the Trust Fund in connection with any violation by any such Loan of any predatory or abusive lending law) within 90 days after the date on which the Seller was notified of such breach.

In addition, should the Master Servicer become aware of  or in the event of its receipt of notice by a Responsible Officer of the Master Servicer of the breach of the representation or covenant of the Seller set forth in Section 5(x) of the Mortgage Loan Purchase Agreement which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Master Servicer shall promptly notify the Seller and the Trustee of such breach. The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to remedy such breach to the extent and in the manner set forth in the Mortgage Loan Purchase Agreement.

(b)

Any substitution of Substitute Loans for Deleted Loans made pursuant to Section 2.3(a) must be effected prior to the date which is two years after the Startup Day for the REMIC I.

As to any Deleted Loan for which the Seller substitutes a Substitute Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee or the applicable Custodian on behalf of the Trustee, for such Substitute Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2 of the Custodial Agreements, as applicable, together with an Officers’ Certificate providing that each such Substitute Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The applicable Custodian on behalf of the Trustee shall acknowledge receipt of such Substitute Loan or Loans and, within ten Business Days thereafter, review such documents and deliver to the Depositor, the Trustee, the Class I-A-4A Certificate Insurer and the Master Servicer, with respect to such Substitute Loan or Loans, an initial certification pursuant to the related Custodial Agreement, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Custodian on behalf of the Trustee,  shall deliver to the Depositor, the Trustee, the Class I-A-4A Certificate Insurer and the Master Servicer a final certification pursuant to the Custodial Agreement with respect to such Substitute Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Substitute Loans in the month of substitution are not part of REMIC I and shall be retained by the Seller.  For the month of substitution, distributions to Certificateholders shall reflect the Monthly Payment due on such Deleted Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Loan Schedule to reflect the removal of such Deleted Loan from the terms of this Agreement and the substitution of the Substitute Loan or Loans and shall deliver a copy of such amended Loan Schedule to the Trustee and the Master Servicer. Upon such substitution, such Substitute Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement including all applicable representations and warranties thereof included herein or in the Mortgage Loan Purchase Agreement.

For any month in which the Seller substitutes one or more Substitute Loans for one or more Deleted Loans, the Master Servicer shall determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted Loans exceeds the aggregate of, as to each such Substitute Loan, the Scheduled Principal Balance thereof as of the Due Date in the month of substitution, together with one month’s interest on such Scheduled Principal Balance at the applicable Net Mortgage Rate, plus all outstanding Advances and Servicing Advances (including Nonrecoverable Advances) related thereto. On the date of such substitution, the Seller shall deliver or cause to be delivered to the Securities Administrator for deposit in the Distribution Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee or the applicable Custodian on behalf of the Trustee, upon receipt of the related Substitute Loan or Loans and certification by the Securities Administrator of such deposit and receipt by the applicable Custodian of a properly completed request for release for such Loan in the form of Exhibit 3 to the related Custodial Agreement, shall release to the Seller the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Loan released pursuant hereto.

In addition, the Seller shall obtain at its own expense and deliver to the Trustee, the Class I-A-4A Certificate Insurer, and the NIMS Insurer, if any, an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any REMIC, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(c)

Upon discovery by the Depositor, the Seller, the Master Servicer, the Trustee, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, that any Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties and the Class I-A-4A Certificate Insurer. In connection therewith, the Seller shall repurchase or substitute one or more Substitute Loans for the affected Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Loan. Such repurchase or substitution shall be made by (i) the Seller, if the affected Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Seller under the Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Loan’s status as a non-qualified mortgage does not result from a breach of representation or warranty. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.3(a). The Trustee shall reconvey to the Seller or the Depositor the Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Loan repurchased for breach of a representation or warranty.

(d)

Within 90 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of the breach of any representation, warranty or covenant of the Master Servicer set forth in Section 2.5 which materially and adversely affects the interests of the Certificateholders (with respect to the Class I-A-4A Certificates, without regard to the Class I-A-4A Certificate Insurance Policy) in any Loan or Prepayment Charge, the Master Servicer shall cure such breach in all material respects.

Section 2.4

Authentication and Delivery of Certificates; Designation of Certificates as REMIC Regular and Residual Interests.

(a)

The Trustee acknowledges the transfer to the extent provided herein and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has caused the Securities Administrator to execute and authenticate and has delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates evidencing the entire ownership of the Trust Fund.

(b)

This Agreement shall be construed so as to carry out the intention of the parties that each REMIC created hereby be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated. The “regular interests” (within the meaning of Section 860G(a)(1) of the Code) and the “residual interest” (within the meaning of Section 860G(a)(2) of the Code) in each REMIC created hereby are set forth in the Preliminary Statement hereto.

Section 2.5

Representations and Warranties of the Master Servicer.

The Master Servicer hereby represents, warrants and covenants to the Trustee, the Depositor, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, for the benefit of each of the Trustee, the Certificateholders, the Class I-A-4A Certificate Insurer, the Depositor  and the NIMS Insurer, if any, that as of the Closing Date or as of such date specifically provided herein:

(i)

The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(ii)

The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(iii)

The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Master Servicer taken as a whole;

(iv)

The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v)

No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof,

(vi)

There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

(vii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.5 shall inure to the benefit of the Trustee, the Depositor, the Certificateholders, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any.

Section 2.6

Conveyance of Subsequent Loans

(a)

Subject to the conditions set forth in paragraph (b) below, in consideration of the Securities Administrator’s delivery, on behalf of the Trustee, on the Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the Pre-Funding Account, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trust Fund but subject to the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to (i) the Subsequent Loans identified on the Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Depositor on such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-Off Date and all collections in respect of interest and principal due after the Subsequent Cut-Off Date and (iii) all items with respect to such Subsequent Loans to be delivered pursuant to Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Loans prior to the related Subsequent Cut-Off Date. The transfer to the Trustee for deposit in the Trust Fund by the Depositor of the Subsequent Loans identified on the Loan Schedule shall be absolute and is intended by the Depositor, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Loans by the Depositor to the Trust Fund. The related Mortgage File for each Subsequent Loan shall be delivered to the Trustee (or the applicable Custodian on its behalf) at least three (3) Business Days prior to the related Subsequent Transfer Date.

The purchase price paid by the Trustee on behalf of the Trust Fund from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Scheduled Principal Balance of the related Subsequent Loans so transferred (as identified on the Loan Schedule provided by the Depositor). This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

(b)

The Depositor shall transfer to the Trustee for deposit in the Trust Fund the Subsequent Loans and the other property and rights related thereto as described in paragraph (a) above, and the Securities Administrator shall release funds from the Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i)

the Depositor shall have provided the Trustee, the Securities Administrator, the Rating Agencies, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, with a timely addition notice substantially in the form set forth on Exhibit H hereto (an “Addition Notice”) and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Loans;

(ii)

the Depositor shall have delivered to the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, a duly executed Subsequent Transfer Instrument, substantially in the form of Exhibit I, which shall include a Loan Schedule listing the Subsequent Loans, and the Seller shall have delivered a computer file acceptable to the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, containing such Loan Schedule to the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, at least three (3) Business Days prior to the related Subsequent Transfer Date;

(iii)

as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Depositor shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency;

(iv)

such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

(v)

the Pre-Funding Period shall not have terminated;

(vi)

the Depositor shall not have selected the Subsequent Loans in a manner that it believed to be adverse to the interests of the Certificateholders, the Class I-A-4A Certificate Insurer or the NIMS Insurer;

(vii)

the Depositor shall have delivered to the Trustee (with a copy to the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any) a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.6 and, pursuant to the Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer all the right, title and interest of the Depositor in, to and under the Subsequent Mortgage Loan Purchase Agreement, to the extent of the Subsequent Loans;

(viii)

the Depositor shall have delivered to the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, an Opinion of Counsel addressed to the Trustee, the Rating Agencies, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, with respect to the transfer of the Subsequent Loans substantially in the form of the Opinion of Counsel delivered to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, on the Closing Date regarding the true sale of the Subsequent Loans; and

(ix)

Countrywide Servicing or GMACM, or a successor to Countrywide Servicing or GMACM, appointed in accordance with the terms of this Agreement, is the servicer of the Subsequent Loans.

(c)

Each Subsequent Loan that has been identified and is expected to be sold to the trust on the related Subsequent Transfer Date will have the characteristics set forth below as of the Cut-Off Date. In addition, the obligation of the Trust Fund to purchase any Subsequent Loan that has not been identified on the Cut-Off Date, but is sold to the Trust during the Pre-Funding Period, is subject to the satisfaction of the conditions set forth in the immediately preceding paragraph and the accuracy of the following representations and warranties with respect to each such Subsequent Loan determined as of the applicable Subsequent Transfer Date:  (i) the servicer of each Subsequent Loan will be either Countrywide Servicing or GMACM (or a successor); (ii) such Subsequent Loan will be secured by a first lien; (iii) the original term to stated maturity of such Subsequent Loan will be no less than 120 months; (iv) the latest maturity date of any Subsequent Loan will be no later than August 1, 2047; (v) no Subsequent Loan will have a first payment date occurring after September 1, 2007; (vi) such Subsequent Loan will have a credit score of not less than 600; (vii) such Subsequent Loan will not have a loan-to-value ratio greater than 100%; and (viii) each Subsequent Loan will have a Scheduled Principal Balance between $20,000 and $4,000,000.

(d)

As of each Subsequent Cut-Off Date, the aggregate of the Initial Loans and the Subsequent Loans identified and expected to be sold to the trust on the related Subsequent Transfer Date, including any Subsequent Loans that have not been identified on the Cut-Off Date and are sold to the trust during the Pre-Funding Period, will satisfy the following criteria:  (i) have a weighted average credit score greater than or equal to 705; (ii) have no less than approximately 75% of the Mortgaged Properties be owner occupied; (iii) have no less than approximately 75% of the Mortgaged Properties be single family or planned unit developments; (iv) have no more than approximately 38% of the Subsequent Loans be cash out refinance; (v) have a weighted average remaining term to stated maturity of less than approximately 358 months; (vi) have a weighted average loan-to-value ratio of not more than approximately 80; (vii) no more than approximately 45% of the Subsequent Loans by aggregate Principal Balance will be concentrated in one state; and (ix) be acceptable to the Rating Agencies.

(e)

Notwithstanding the foregoing, any Subsequent Loan may be rejected by any Rating Agency or the NIMS Insurer if the inclusion of any such Subsequent Loan would adversely affect the ratings of any Class of Certificates or any NIM securities insured by the NIMS Insurer, if any. At least one (1) Business Day prior to the Subsequent Transfer Date, each Rating Agency shall notify Seller (and the Seller shall notify the Trustee and the Securities Administrator as to which Subsequent Loans, if any, shall not be included in the transfer on the Subsequent Transfer Date; provided, however, that the Seller shall have delivered to each Rating Agency, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, at least three (3) Business Days prior to such Subsequent Transfer Date a computer file acceptable to each Rating Agency, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, describing the characteristics specified in paragraphs (c) and (d) above.

Section 2.7

Establishment of the Trust.

The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as “Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1” and does hereby appoint HSBC Bank USA, National Association as Trustee in accordance with the provisions of this Agreement.

Section 2.8

Purpose and Powers of the Trust.

(a)

The purpose of the common law trust, as created hereunder, is to engage in the following activities:

(b)

acquire and hold the Loans and the other assets of the Trust Fund and the proceeds therefrom;

(c)

to issue the Certificates sold to the Depositor in exchange for the Loans;

(d)

to make payments on the Certificates;

(e)

to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f)

subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

The trust is hereby authorized to engage in the foregoing activities.  The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.8 may not be amended without the consent of the Class I-A-4A Certificate Insurer to the extent it is adversely affected and there is no continuing Insurer Default, and the Certificateholders evidencing 51% or more of the aggregate Voting Rights of the Certificates.

ARTICLE III

ADMINISTRATION AND SERVICING OF THE LOANS; ACCOUNTS

Section 3.1

Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers’ and Master Servicer’s records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.3 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Loan monitoring with the actual remittances of the Servicers to the Distribution Account pursuant to the applicable Servicing Agreements.

Notwithstanding anything in this Agreement or any Servicing Agreement to the contrary, the Master Servicer shall not have any duty or obligation to enforce any Credit Risk Management Agreement that a Servicer is a party to (a “Servicer Credit Risk Management Agreement”) or to supervise, monitor or oversee the activities of the Credit Risk Manager under any such Servicer Credit Risk Management Agreement with respect to any action taken or not taken by the applicable Servicer pursuant to a recommendation of the Credit Risk Manager.

The Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form reasonably acceptable to it necessary or appropriate to enable the Servicers and the Master Servicer to service or master service and administer the related Loans and REO Property. The Trustee shall have no responsibility for any action of the Master Servicer or any Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or such Servicer for any cost, liability or expense arising from the misuse thereof by the Master Servicer or such Servicer.

The Trustee, the Custodians and the Securities Administrator shall provide access to the records and documentation in possession of the Trustee, the Custodians or the Securities Administrator regarding the related Loans and REO Property and the servicing thereof to the Certificateholders, the Class I-A-4A Certificate Insurer, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodians or the Securities Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodians or the Securities Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee, the Custodians and the Securities Administrator shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s, a Custodian’s or the Securities Administrator’s actual costs.

The Trustee shall execute and deliver to the related Servicer or the Master Servicer upon request any court pleadings, requests for trustee’s sale or other documents necessary or desirable and, in each case, provided to the Trustee by such Servicer or Master Servicer to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Loan Document or otherwise available at law or equity. The Trustee shall have no responsibility for the willful malfeasance or any wrongful or negligent actions taken by the Master Servicer or any Servicer in respect of any document delivered by the Trustee under this paragraph, and the Trustee shall be indemnified by the Master Servicer or such Servicer, as applicable, for any cost, liability or expense arising from the misuse thereof by the Master Servicer or such Servicer.

Section 3.2

REMIC-Related Covenants.

For as long as each REMIC shall exist, the Trustee and the Securities Administrator shall treat such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel stating that such sale will not result in an Adverse REMIC Event as defined in Section 10.1(f) hereof prepared at the expense of the Trust Fund, and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement, the Assignment Agreements or Section 2.3 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of an Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event as defined in Section 10.1(f) hereof.

Section 3.3

Monitoring of Servicers.

(a)

The Master Servicer shall be responsible for monitoring the compliance by each Servicer with its duties under the related Servicing Agreement.  In the review of each Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of any Servicer with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate; provided, however that if the defaulting Servicer is Wells Fargo, the Trustee shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer (other than Wells Fargo) fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder (with the prior written consent of the NIMS Insurer, if any) and act as servicer of the related Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor servicer selected by the Master Servicer and acceptable to the NIMS Insurer, if any; provided however that if the defaulting servicer is Wells Fargo, the Trustee shall terminate the rights and obligations of such Servicer (with the prior written consent of the NIMS Insurer, if any) and enter into a new Servicing Agreement with a successor servicer selected by it and acceptable to the NIMS Insurer provided, further that, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed ninety (90) days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Trustee, as applicable, in its good faith business judgment, would require were it the owner of the related Loans.  The Master Servicer or the Trustee, as applicable shall pay the costs of such enforcement at its own expense, provided that the Master Servicer or the Trustee, as applicable shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer or the Trustee, as applicable, shall have received indemnity reasonably acceptable to it for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer or the Trustee, if applicable, related to any termination of a Servicer, enforcement of a Servicer’s obligations, appointment of a successor servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, if applicable with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the related Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer or the Trustee, if applicable, shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

(d)

The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

(e)

If the Master Servicer or the Trustee, as applicable, acts as successor Servicer, it shall not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

(f)

To the extent a Servicer requests the consent of the Trust or the Master Servicer with respect to any servicing-related matter for which the applicable Servicer is required to seek consent under the applicable Servicing Agreement or Assignment Agreement, the Master Servicer shall promptly or within the time frame specified in such Servicing Agreement, if any, evaluate such request for consent in the best interest of the Trust and the Certificateholders, and grant or withhold such consent accordingly.  Notwithstanding the foregoing, the Master Servicer, consistent with the standards set forth in this Section 3.3(f), shall only permit the Servicer to waive, modify or vary any term of such Loan (including modifications that would change the Mortgage Rate, forgive the payment of the principal or interest, increase the principal balance, or extend the final maturity date of such Loan, provided such maturity date does not extend beyond the termination date of the security, accept payment from the related Mortgagor in an amount less than the Scheduled Principal Balance in final satisfaction of such Loan (such payment, a “Short Pay-off”) or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if (a) the Loan is in default or, in the judgment of the Servicer pursuant to the terms of the Servicing Agreement, such default is reasonably foreseeable and (b) in the judgment of the applicable Servicer pursuant to the terms of the related Servicing Agreement, any such modification, waiver or amendment could reasonably be expected to result in collections and other recoveries in respect of such Loans in excess of Liquidation Proceeds that would be recovered upon the foreclosure of, or other realization upon, such Loan; provided further, that the prior written consent of the NIMS Insurer, if any, shall be required pursuant to the terms of such Servicing Agreement, for any modification of a Loan (excluding for this purpose any waiver of a Loan pursuant to this Servicing Agreement) if the aggregate number of outstanding Loans which have been modified in the aggregate by all of the Servicers and have been reported as modified to the Credit Risk Manager exceeds 5% of the number of Loans as of the Cut-Off Date.  Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not knowingly waive or permit the applicable Servicer to waive a Prepayment Charge due on any Loan, unless: (i) such Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the Servicer, reasonably foreseeable, and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Loan, (ii) the collection of the Prepayment Charge would be in violation of applicable law or (iii) the collection of such Prepayment Charge would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.  Notwithstanding the preceding provisions of this Section 3.3(f), no modification, waiver or amendment of a Loan shall be permitted if it would result in an Adverse REMIC Event.

(g)

To the extent a Servicer is obligated under the related Servicing Agreement to procure the consent of the Master Servicer in connection with the Servicer’s engagement of a Subservicer to perform any servicing responsibilities under the related Servicing Agreement with respect to the related Loans, the Master Servicer will only give such consent if both of the following conditions are satisfied: (i) the NIMS Insurer, if any,  has previously consented thereto in writing and (ii) that Subservicer first agrees in writing with such Servicer and the Master Servicer to deliver an Annual Statement of Compliance, an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permit that Servicer and the Master Servicer to comply with Sections 3.16, 3.17 and 3.18 of this Agreement.

(h)

The Master Servicer shall enforce any negative covenant in the related Servicing Agreement which prohibits a Servicer from outsourcing one or more separate servicing functions under the related Servicing Agreement with respect to the Loans to any Subcontractor unless both of the following conditions are satisfied: (i) the NIMS Insurer previously agrees in writing to such outsourcing and (ii) that Subcontractor first agrees in writing with such Servicer and the Master Servicer to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer and the Master Servicer to comply with Section 3.17 and 3.18 of this Agreement.

Section 3.4

Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy that would meet the requirements of Fannie Mae or Freddie Mac, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.  Any such errors and omissions policy and fidelity bond may not be cancelable without thirty (30) days’ prior written notice to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any.

Section 3.5

Power to Act; Procedures.

The Master Servicer shall master service the Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.3, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless each of the Master Servicer and the NIMS Insurer, if any, has received an Opinion of Counsel (but not at the expense of the Master Servicer or NIMS Insurer, if any) to the effect that the contemplated action will not cause any REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC.  The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney, in form acceptable to the Trustee, empowering the Master Servicer or the related Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or the related Servicer may request, to enable the Master Servicer to master service and administer the Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for the misuse of any such powers of attorney or any other executed documents delivered by the Trustee pursuant to this paragraph by the Master Servicer or any Servicer and shall be indemnified by the Master Servicer or such Servicer for any costs, liabilities or expenses incurred by the Trustee in connection with such misuse).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10 hereof.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action authorized pursuant to this Agreement to be taken by it in the name of the Trustee, be deemed to be the agent of the Trustee.

Section 3.6

Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the applicable Servicing Agreement and to the extent Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.7

Release of Mortgage Files.

(a)

Upon becoming aware of  a Payoff with respect to any Loan, or the receipt by any Servicer of a notification that a Payoff has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the applicable Servicer will (or if the applicable Servicer does not, the Master Servicer may), if required under the applicable Servicing Agreement, promptly furnish to the applicable Custodian, on behalf of the Trustee, two copies of a request for release substantially in the form attached to the related Custodial Agreement, and signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the applicable Custodian, on behalf of the Trustee, deliver to the applicable Servicer the related Mortgage File.  Upon receipt of such certification and request, the applicable Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer and the Trustee and applicable Custodian shall have no further responsibility with regard to such Mortgage File.  Upon any such Payoff, each Servicer is authorized to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Distribution Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The applicable Custodian, on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the applicable Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form attached to the related Custodial Agreement (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the related Servicer or the Master Servicer, as applicable.  Such request for release shall obligate such Servicer or the Master Servicer to return the Mortgage File to the applicable Custodian on behalf of the Trustee, when the need therefor by the related Servicer or the Master Servicer no longer exists unless the Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the applicable Custodian, on behalf of the Trustee, to such Servicer or the Master Servicer.

Section 3.8

Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a)

The Master Servicer and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or the applicable Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee or the applicable Custodian.  Any funds received by the Master Servicer or a Servicer in respect of any Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Loan shall be held for the benefit of the Trustee, the Class I-A-4A Certificate Insurer and the Certificateholders subject to the Master Servicer’s right to retain or withdraw from the Distribution Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement.  The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Loans to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, and their agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the OTS, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the OTS or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or any Servicer, in respect of any Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries shall be held by the Master Servicer or such Servicer, as applicable, for and on behalf of the Trustee, the Class I-A-4A Certificate Insurer and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

Section 3.9

Standard Hazard Insurance and Flood Insurance Policies.

(a)

For each Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

Pursuant to Section 3.23, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 3.24. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Loan where the terms of the Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 3.24.

Section 3.10

Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under any insurance policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Loan to the insurer under any applicable insurance policy need not be so deposited (or remitted).

Section 3.11

Maintenance of the Primary Mortgage Insurance Policies.

(a)

The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any primary mortgage insurance policy or any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Loan requires the Mortgagor to maintain such insurance) primary mortgage insurance applicable to each Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any primary mortgage insurance policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee, the Class I-A-4A Certificate Insurer and the Certificateholders, claims to the insurer under any primary mortgage insurance policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any primary mortgage insurance policies respecting defaulted Loans. Pursuant to Section 3.22 and 3.23, any amounts collected by the Master Servicer or any Servicer under any primary mortgage insurance policies shall be deposited by the related Servicer in its Protected Account or by the Master Servicer in the Distribution Account, subject to withdrawal pursuant to Sections 3.22 or 3.24, as applicable.

Section 3.12

 Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee or the applicable Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement and the applicable Custodial Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the applicable Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Loan Documents that come into the possession of the Master Servicer from time to time.

Section 3.13

 Realization Upon Defaulted Loans.

The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

Section 3.14

 Compensation for the Master Servicer.

(a)

The Master Servicer shall have the right to receive all income and gain realized from any investment of funds in the Distribution Account as well as the Master Servicing Fee as compensation (collectively, the “Master Servicing Compensation”).  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Charges) shall be retained by the applicable Servicer and shall not be deposited in the related Protected Account.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

(b)

The amount of the Master Servicing Compensation payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 3.22.

Section 3.15

 REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders and the Class I-A-4A Certificate Insurer. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Further, the Master Servicer shall, to the extent provided in the related Servicing Agreement, cause the applicable Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by REMIC I unless (i) the Trustee and the Securities Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. The Master Servicer shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(b)

The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

(c)

The Master Servicer and the related Servicer, as applicable, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Distribution Account on the next succeeding Remittance Date.

Section 3.16

 Annual Statement as to Compliance.

(a)

The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, on or before March 15 of each year, commencing in March 2008, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of any such Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Officer’s Certificate, the Depositor shall review such Officer’s Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder.

(b)

The Master Servicer shall enforce the obligation of each Servicer as set forth in the related Servicing Agreement to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement  The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

(c)

Failure of the Master Servicer to comply timely with this Section 3.16 shall be deemed a Master Servicer Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Loans and the proceeds thereof without compensating the Master Servicer for the same.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

(d)

Unless available on the Securities Administrator’s website, copies of such Master Servicer annual statements of compliance shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

Section 3.17

 Assessments of Compliance.

(a)

By March 15 of each year, commencing in March 2008, the Master Servicer and the Securities Administrator, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator, the Depositor, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.30(d), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(b)

No later than the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Master Servicer shall forward to the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant.  When the Master Servicer and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 3.18) of each Servicing Function Participant engaged by it.

(c)

Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit M and notify the Depositor of any exceptions.

(d)

The Master Servicer shall enforce the obligation of each Servicer as set forth in the related Servicing Agreement to deliver to the Master Servicer an annual report on assessment of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include such annual reports on assessment of compliance with its own assessment of compliance to be submitted to the Securities Administrator pursuant to this Section.

(e)

Failure of the Master Servicer to comply timely with this Section 3.17(a) shall be deemed a Master Servicer Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.18

 Master Servicer and Securities Administrator Attestation Reports.

(a)

By March 15 of each year, commencing in March 2008, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator, the Depositor, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)

Promptly after receipt of such report from the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to Section 3.17 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)

The Master Servicer shall enforce the obligation of each Servicer as set forth in the related Servicing Agreement to deliver to the Master Servicer an attestation within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include each such attestation with its own attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)

Failure of the Master Servicer to comply timely with this Section 3.18(a) shall be deemed a Master Servicer Event of Default, automatically, without notice and without any cure period, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Loans and the proceeds thereof without compensating the Master Servicer for the same.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

Section 3.19

 Annual Certification.

(a)

Each Form 10-K required to be filed for the Trust pursuant to Section 3.30 shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act.  Each of the Master Servicer and the Securities Administrator shall, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit L, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  Such officer of the Certifying Person can be contacted by e-mail at www.cts.sec.notifications@wellsfargo.com or by facsimile at 410-715-2380.  In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable subservicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.19 with respect to the period of time it was subject to this Agreement or any applicable subservicing agreement, as the case may be, and a compliance statement, an assessment of compliance and attestation pursuant to Sections 3.16, 3.17 and 3.18, notwithstanding such termination or resignation.  Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished pursuant to this Section or any Servicing Agreement or  Custodial Agreement.

(b)

The Master Servicer shall enforce the obligation of each Servicer as set forth in the related Servicing Agreement to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

Section 3.20

 Intention of the Parties and Interpretation and Additional Information;  Notice.

Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17, and 3.18 of this Agreement is to facilitate compliance by the Master Servicer and the Securities Administrator with the provisions of Regulation AB promulgated by the SEC under the Exchange Act (17 C.F.R. §§ 2210.1100 - 2210.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Seller or the Depositor for delivery of additional or different information as the Seller or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, with respect to evidence of the authorization of the person signing any certificate or statement, financial information and reports, and such other information related to such party or its performance hereunder.

Any notice or notification required to be delivered by the Securities Administrator to the Depositor pursuant to this Article III may be delivered via facsimile to (212) 797-5152, via email to susan.valenti@db.com or telephonically by calling Susan Valenti at (212) 250-3455.

Section 3.21

 Obligation of the Master Servicer in Respect of Compensating Interest.

The Master Servicer shall deposit in the Distribution Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to Compensating Interest on the related Loans for the related Distribution Date, and not so paid by the related Servicers and (ii) the Master Servicing Compensation for such Distribution Date without reimbursement therefor.

Section 3.22

 Protected Accounts.

(a)

The Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Loan by Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and advances made from the Servicer’s own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. Each Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by the related Servicing Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held in a depository institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders and the the Class I-A-4A Certificate Insurer.

(b)

To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Eligible Investments in the name of the Trustee for the benefit of Certificateholders, the Class I-A-4A Certificate Insurer and, except as provided in the preceding paragraph, not commingled with any other funds, such Eligible Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Distribution Account, and shall be held until required for such deposit. The income earned from Eligible Investments made pursuant to this Section 3.22 shall be paid to the related Servicer under the applicable Servicing Agreement, and the amounts required to be distributed to the Certificateholders resulting from the loss of monies on such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be remitted to the Master Servicer or the Securities Administrator.

(c)

To the extent provided in the related Servicing Agreement and subject to this Article III, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and shall immediately deposit or cause to be deposited in the Distribution Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Loans due on or before the Cut-Off Date):

(i)

Monthly Payments on the Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date, net of the amount thereof comprising the Servicing Fees;

(ii)

Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and Subsequent Recoveries received by the Servicers with respect to such Loans in the related Prepayment Period, Compensating Interest and the amount of any related Prepayment Charges; and

(iii)

Any amount to be used as an Advance.

(d)

Withdrawals may be made from a Protected Account or the Distribution Account only to make remittances as provided in Sections 3.23(c) and 3.24 or as otherwise provided in the Servicing Agreements, to reimburse the Master Servicer or a Servicer for Advances which have been recovered by subsequent collection from the related Mortgagor, to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis, or to clear and terminate the account at the termination of this Agreement in accordance with Section 9.1.  As provided in Sections 3.23(c) and 3.24(b) or as otherwise provided in the Servicing Agreements certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Distribution Account.

Section 3.23

 Distribution Account.

(a)

The Securities Administrator shall establish and maintain, for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer, the Distribution Account as a segregated trust account or accounts. The Master Servicer shall deposit in the Distribution Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

(i)

Any amounts withdrawn from a Protected Account;

(ii)

Any Advance and any amounts in respect of Prepayment Interest Shortfalls or Curtailment Shortfalls;

(iii)

Any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer;

(iv)

The Purchase Price with respect to any Loans purchased by the Seller pursuant to Section 2.3 and all proceeds of any Loans or property acquired with respect thereto purchased by the Terminator pursuant to Section 9.1;

(v)

Any amounts required to be deposited by the Master Servicer or any Servicer with respect to losses on investments of deposits in an Account; and

(vi)

Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Distribution Account pursuant to this Agreement.

(b)

All amounts deposited to the Distribution Account shall be held by the Securities Administrator in trust for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer in accordance with the terms and provisions of this Agreement. The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges, need not be credited by the Master Servicer or the related Servicer to the Distribution Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c)

The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Securities Administrator and held by the Securities Administrator in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Securities Administrator (whether made directly, or indirectly through a liquidator or receiver of the Securities Administrator).  The amount at any time credited to the Distribution Account shall be invested in the name of the Master Servicer, in such Eligible Investments selected by the Master Servicer or deposited in demand deposits with such depository institutions as selected by the Master Servicer, provided that time deposits of such depository institutions would be an Eligible Investment. All Eligible Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Distribution Date following the date of the investment of such funds (the “Investment Withdrawal Distribution Date”) if the obligor for such Eligible Investment is the Securities Administrator or, if such obligor is any other Person, the Business Day preceding such Investment Withdrawal Distribution Date. All investment earnings on amounts on deposit in the Distribution Account from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on an Eligible Investment or demand deposit, the Master Servicer shall deposit such amount from its own funds in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Securities Administrator shall take such action as may be necessary to ensure that the Certificateholders and the Class I-A-4A Certificate Insurer shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Securities Administrator) as provided by 12 U.S.C. § 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

Section 3.24

 Permitted Withdrawals and Transfers from the Distribution Account.

(a)

The Securities Administrator shall, from time to time on demand of the Master Servicer make or cause to be made such withdrawals or transfers from the Distribution Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreements for the following purposes, not in any order of priority:

(i)

to reimburse the Master Servicer or any Servicer for any Advance of its own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Loan respecting which such Advance was made;

(ii)

to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Loan;

(iii)

to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Loan for insured expenses incurred with respect to such Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Loan for Liquidation Expenses incurred with respect to such Loan;

(iv)

to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Loan, the amount which it or such Servicer would have been entitled to receive under subclause (vii) of this Subsection (a) as servicing compensation on account of each defaulted scheduled payment on such Loan if paid in a timely manner by the related Mortgagor;

(v)

to pay the Master Servicer or any Servicer from the Purchase Price for any Loan, the amount which it or such Servicer would have been entitled to receive under subclause (vii) of this Subsection (a) as servicing compensation;

(vi)

to reimburse the Master Servicer or any Servicer for any Nonrecoverable Advance, after a Realized Loss has been allocated with respect to the related Loan if the Advance or Servicing Advance has not been reimbursed pursuant to clause (i);

(vii)

to pay the Master Servicing Compensation to the Master Servicer, the Servicing Fee to the Servicers (to the extent such Servicing Fee was not retained by a Servicer pursuant to the related Servicing Agreement), the Credit Risk Management Fee to the Credit Risk Manager for such Distribution Date and to reimburse the Master Servicer for premiums payable in connection with any lender paid mortgage insurance and for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.3, 6.3, 8.5 and 10.1.

(viii)

to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

(ix)

to reimburse the Trustee, the Custodians and the Securities Administrator for expenses, costs and liabilities, if any, incurred by or reimbursable to such parties pursuant to this Agreement and the Custodial Agreements;

(x)

to remove amounts deposited in error; and

(xi)

to clear and terminate the Distribution Account pursuant to Section 9.1.

(b)

The Master Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to subclauses (i) through (v), inclusive, or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 3.23(b).

(c)

[Reserved].

(d)

On each Distribution Date, the Securities Administrator shall distribute the Available Distribution Amount to the Holders of the Certificates in accordance with Section 4.1.

Section 3.25

 Reserve Fund.

(a)

No later than the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Reserve Fund, Wells Fargo Bank, National Association, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates”.

(b)

On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Group I Senior Certificates, Group II Senior Certificates or the Class M Certificates, or the Components, the Securities Administrator will deposit into the Reserve Fund the amounts described in Section 4.1(a)(iii)(f), rather than distributing such amounts to the Class CE Certificateholders.  On each such Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Group I Senior Certificates, Group II Senior Certificates or the Class M Certificates, and the Components, and will distribute such amounts to the Holders of the Group I Senior Certificates, Group II Senior Certificates or the Class M Certificates, and the Components in the amounts and priorities set forth in Section 4.1(a)(iv).

(c)

For federal and state income tax purposes, the Class CE Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund shall be treated as amounts distributed by the Master REMIC to the Holders of the Class CE Certificates.  Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates and the Class M Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust Fund and distributed to the Class CE Certificateholders or their designees.  The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Class A Certificates or the Class M Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).

(d)

By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees that the Securities Administrator will deposit into the Reserve Fund the amounts described above on each Distribution Date rather than distributing such amounts to the Class CE Certificateholders.  By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that its agreement to such action by the Securities Administrator is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

(e)

The Securities Administrator, as directed by the majority Holder of the Class CE Certificates, shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator or an Affiliate manages or advises such investment.  If the Holders of a majority in Percentage Interest in the Class CE Certificates fail to provide investment instructions, funds on deposit in the Reserve Fund shall be held uninvested by the Securities Administrator without liability for interest or compensation.  All income and gain earned upon such investment shall be deposited into the Reserve Fund.  In no event shall the Securities Administrator be liable for any investments made pursuant to this clause (e).

Section 3.26

  [Reserved].

Section 3.27

 Pre-Funding Account

(a)

No later than the Closing Date, the Securities Administrator shall establish and maintain a trust account which at all times shall be an Eligible Direct Support Account and shall be titled “Pre-Funding Account, Wells Fargo Bank, N. A., in trust for the registered holders of Deutsche Alt-A Securities, Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates” (the “Pre-Funding Account”).  The Securities Administrator shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Original Pre-Funded Amount remitted on the Closing Date by the Depositor.  Funds deposited in the Pre-Funding Account shall be held in trust for the Certificateholders and the Class I-A-4A Certificate Insurer for the uses and purposes set forth herein.

(b)

The Securities Administrator shall invest funds deposited in the Pre-Funding Account only as directed in writing by the Depositor (and such amounts shall not be invested if no direction is received by Securities Administrator) in Eligible Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement if the Securities Administrator or an Affiliate manages or advises such investment or (iii) within one (1) Business Day of the Securities Administrator’s receipt thereof.  For federal income tax purposes, the Depositor shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom.  All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Depositor.  The Depositor shall deposit in the Pre-Funding Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor.  At no time will the Pre-Funding Account be an asset of any REMIC created hereunder.

(c)

Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Securities Administrator as follows:

On any Subsequent Transfer Date, the Securities Administrator shall withdraw from the Pre-Funding Account an amount equal to 100% of the Principal Balances of the related Subsequent Loans as of the Subsequent Cut-Off Date transferred and assigned to the Trustee for deposit in the Trust Fund on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions set forth in Section 2.6 with respect to such transfer and assignment;

(i)

If the amount on deposit in the Pre-Funding Account (exclusive of any investment income therein) has not been reduced to zero during the Pre-Funding Period, on the Distribution Date immediately following the termination of the Pre-Funding Period, the Securities Administrator shall deposit into the Distribution Account any amounts remaining in the Pre-Funding Account (exclusive of any investment income therein) for distribution in accordance with the terms hereof;

(ii)

To withdraw any amount not required to be deposited in the Pre-Funding Account or deposited therein in error; and

(iii)

To clear and terminate the Pre-Funding Account upon the earlier to occur of (A) the Distribution Date immediately following the end of the Pre-Funding Period and (B) the termination of this Agreement, with any amounts remaining on deposit therein being paid to the Holders of the Certificates then entitled to distributions in respect of principal.

Withdrawals pursuant to clauses (i), (ii) and (iii) shall be treated as contributions of cash to REMIC I on the date of withdrawal.

Section 3.28

Capitalized Interest Account.

(a)

No later than the Closing Date, the Securities Administrator shall establish and maintain a trust account which shall at all times be an Eligible Direct Support Account and shall be titled “Capitalized Interest Account, Wells Fargo Bank, N.A., in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates” (the “Capitalized Interest Account”).  The Securities Administrator shall, promptly upon receipt, deposit in the Capitalized Interest Account and retain therein the Original Capitalized Interest Amount remitted on the Closing Date by the Depositor. Funds deposited in the Capitalized Interest Account shall be held in trust for the Certificateholders and the Class I-A-4A Certificate Insurer for the uses and purposes set forth herein.

(b)

The Securities Administrator shall invest funds deposited in the Capitalized Interest Account only as directed in writing by the Depositor (and such amounts shall not be invested if no direction is received by the Securities Administrator) in Eligible Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement if the Securities Administrator or an Affiliate manages or advises such investment or (iii) within one (1) Business Day of the Securities Administrator’s receipt thereof.  The amount of any losses in the Capitalized Interest Account incurred in respect of any such investments shall promptly be deposited by the Depositor in the Capitalized Interest Account.  All income or gain realized from any such investment of funds on deposit in the Capitalized Interest Account shall be credited to the Capitalized Interest Account.  At no time will the Capitalized Interest Account be an asset of any REMIC created hereunder.

(c)

On each Distribution Account Deposit Date during the Pre-Funding Period, upon satisfaction of the conditions for the conveyance of Subsequent Loans set forth in Section 2.6, the Securities Administrator shall transfer from the Capitalized Interest Account to the Distribution Account an amount equal to the lesser of the Capitalized Interest Requirement (which, to the extent required, may include investment earnings on amounts on deposit therein) and the amount remaining in the Capitalized Interest Account for the related Distribution Date.  If any funds remain in the Capitalized Interest Account at the end of the Pre-Funding Period, the Securities Administrator shall make the transfer described in the preceding sentence if necessary for the Distribution Date following the expiration of the Pre-Funding Period and the Securities Administrator shall distribute any remaining funds in the Capitalized Interest Account to the order of the Depositor.

Section 3.29

 [Reserved.]

Section 3.30

 Prepayment Penalty Verification.

On or prior to each Servicer Remittance Date, each Servicer shall, to the extent provided in the respective Servicing Agreement, provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties agreed to by the Master Servicer and the Depositor.  The Master Servicer or a third party reasonably acceptable to the Master Servicer and the Depositor (the “Verification Agent”) will perform such verification duties and will use its best efforts to issue its findings in a report (the “Verification Report”) delivered to the Master Servicer and the Depositor within ten (10) Business Days following the related Distribution Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Distribution Date, the Verification Agent may issue and deliver to the Master Servicer and the Depositor the Verification Report upon the completion of its verification duties.  The Master Servicer shall forward the Verification Report to the respective Servicer and shall notify such Servicer if the Master Servicer has determined that such Servicer did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with the respective Servicing Agreement.  Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Loan for which there is a discrepancy.  If the respective Servicer agrees with the verified amounts, such Servicer shall adjust the immediately succeeding Remittance Report and the amount remitted to the Master Servicer with respect to prepayments accordingly.  If the respective Servicer disagrees with the determination of the Master Servicer, such Servicer shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support such Servicer’s position.  The respective Servicer and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and such Servicer will indicate the effect of such resolution on the related Remittance Report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.

During such time as the respective Servicer and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the Distribution Account and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to Section 7.1 hereof.  In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the respective Servicer in accordance with this Section.  The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the respective Servicer or for performing the Master Servicer’s duties under this Section 3.28 with respect to a Servicer if such Servicer is unable or unwilling to provide the required data to the Master Servicer or is not required to provide such information to the Master Servicer.

Section 3.31

 Reports Filed with Securities and Exchange Commission.

(a)

(i)

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Remittance Report attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit K-1 to the Depositor and the Securities Administrator and directed and approved by and at the direction of the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)

As set forth on Exhibit K-1 hereto, within 5 calendar days after the related Distribution Date, (A) the parties to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit N hereto (an “Additional Disclosure Notification”) and (B) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)

After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure).  Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D.  An authorized representative of the Master Servicer shall sign the Form 10-D.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.30(c)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D that has been prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.30(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties as set forth in this Agreement.  Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  The Depositor hereby instructs the Securities Administrator, with respect to each Form 10-D, to check "yes" for each item unless the Securities Administrator has received timely prior written notice from the Depositor that the answer should be "no" for an item.  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be “no” as a result of filings that relate to other securitization transactions of the Depositor for which the Securities Administrator does not have the obligation to prepare and file Exchange Act reports.  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

(b)

(i)

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit K-3 to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)

As set forth on Exhibit K-3 hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business New York time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 transaction  shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

(iii)

After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor.  Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K.  A duly authorized representative of the Master Servicer shall sign the Form 8-K.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.30(c)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K that has been prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.30(b) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)

(i)

On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(ii)

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly electronically notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than for the purpose of restating any Remittance Report), any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or any amendment to such disclosure, the Securities Administrator will electronically notify the Depositor and such other parties to this transaction as are affected by such amendment, and such parties will cooperate with the Securities Administrator to prepare any necessary 8-KA, 10-DA or 10-KA.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative of the Master Servicer or an officer of the Master Servicer in charge of the master servicing function, as applicable.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.30(c) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)

(i)

On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the Servicing Agreements, (i) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (together with the Custodians, each, a “Reporting Servicer”) as described under the related Servicing Agreement and Section 3.16, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described in the related Servicing Agreement or Custodial Agreement and Section 3.17, and (B) if each Reporting Servicer’s report on assessment of compliance with servicing criteria described under the related Servicing Agreement or Custodial Agreement and Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s report on assessment of compliance with servicing criteria described thereunder is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described in the related Servicing Agreement or Custodial Agreement or under Section 3.18, and (B) if any registered public accounting firm attestation report described in the related Servicing Agreement identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K,  disclosure that such report is not included and an explanation why such report is not included, and (iv) the Sarbanes-Oxley Certification as described in Section 3.19 (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB).  Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)

As set forth on Exhibit K-2 hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) certain parties to the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 transaction  shall be required to provide to the Securities Administrator and the Depositor, to the extent known to a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

(iii)

After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor.  Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K.  An officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.30(c)(ii).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K that has been prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.30(d) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.30(d), the related Servicing Agreement, Section 3.17, Section 3.18 and Section 3.19.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare , execute  and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  The Depositor hereby instructs the Securities Administrator, with respect to each Form 10-K, to check "yes" for each item unless the Securities Administrator has received timely prior written notice from the Depositor that the answer should be "no" for an item.  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no” as a result of filings that relate to other securitization transactions of the Depositor for which the Securities Administrator does not have the obligation to prepare and file Exchange Act reports.  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

Each of the Depositor, Master Servicer, Securities Administrator and any Servicing Function Participant engaged by such party, respectively, shall indemnify and hold harmless the Master Servicer, the Securities Administrator and the Depositor, respectively, and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, loses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any if its obligations hereunder, including particularly its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement or any information, data or materials required to be included in any 1934 Act report, (b) any material misstatement or omission in any information, data or materials provided by such party (or, in the case of the Securities Administrator or Master Servicer, any material misstatement or material omission in (i) any Compliance Statement, Assessment of Compliance or Attestation Report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure), (c) any claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct or (d) the negligence, bad faith or willful misconduct of such indemnifying party in connection with its performance hereunder.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator or the Depositor, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying  party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Notwithstanding the provisions of Section 11.1, this Section 3.30 may be amended without the consent of the Certificateholders.

Section 3.32

 Special Servicing.

Upon any Loan becoming ninety (90) days or more delinquent, the Majority Class CE Certificateholder shall have the option to transfer servicing with respect to such delinquent Loan to a Special Servicer. Immediately upon the transfer of servicing to the Special Servicer with respect to any Loan, the Special Servicer shall service such Loan in accordance with (i) all provisions of this Agreement which were applicable to the former Servicer prior to such transfer of servicing and (ii) any Special Servicer Agreement.  Upon the exercise of such option and with respect to Loans that currently or subsequently become ninety (90) days or more delinquent, servicing on such Loans will transfer to the Special Servicer, upon prior written notice to the Master Servicer and Credit Risk Manager, without any further action by the Majority Class CE Certificateholder.  Any Special Servicer Agreement shall be acceptable to the Master Servicer, the Trustee and the Rating Agencies and will not modify any material terms of this Agreement, including but not limited to, increasing the Servicing Fee payable to the Special Servicer under this Agreement. If any Loan is serviced by the Special Servicer and subsequently becomes less than ninety (90) days delinquent, such Loan shall be serviced by the Special Servicer in accordance with this Agreement exclusively, without regard to any Special Servicer Agreement.  Upon the appointment of the Special Servicer, all provisions of this Agreement shall be binding on and enforceable against the Special Servicer as if such Special Servicer were an original signatory and party to this Agreement. Notwithstanding anything to the contrary contained herein, upon the transfer of servicing with respect to any such Loan to the Special Servicer, the former Servicer (or any successor thereto other than the Special Servicer) shall have no further rights, obligations or liabilities with respect to such Loan.  Any costs and expenses of the Master Servicer in connection with the negotiation, execution and delivery of any Special Servicer Agreement and the transfer of servicing to a Special Servicer shall be an expense of the Majority Class CE Certificateholder (or, if the Majority Class CE Certificateholder fails to make prompt reimbursement, then from amounts due to the Class CE Certificates under this Agreement).  In the event that a Special Servicer is appointed under this Agreement, the Master Servicer and the Securities Administrator shall be entitled with respect to such Special Servicer and its related Special Servicer Agreement, to all the benefits, rights, indemnities and limitations on liability accorded to them under this Agreement in respect of the Servicer.

Section 3.33

 Purchase of Delinquent Loans.

Upon a Loan becoming ninety (90) days or more delinquent, the Servicer (or any successor thereto other than the Special Servicer) may be terminated as Servicer with respect to that Loan at the sole option of the Majority Class CE Certificateholder and all servicing rights and responsibilities, with respect to such Loan, upon prior written notice to the Master Servicer, will transfer to the Special Servicer pursuant to Section 3.31.  If the Majority Class CE Certificateholder does not exercise such option with respect to any such Loan and has not exercised such option previously, within ninety (90) days following the date on which such Loan became 90 days delinquent, the Servicer shall have the right to purchase such Loan from REMIC I at a price equal to the Purchase Price; provided, however that prior to such purchase the Servicer shall have (i) determined in good faith that such Loan would otherwise become subject to foreclosure proceedings and (ii) provided evidence of such determination in writing to the Trustee, in form and substance satisfactory to the Servicer and the Trustee.  The Purchase Price for any Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Loan released pursuant hereto. For the avoidance of doubt, once the Majority Class CE Certificateholder exercises its rights under Section 3.31, the Servicer will no longer have the right to purchase any Loans that become ninety (90) days or more delinquent.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS;  ADVANCES;
STATEMENTS AND REPORTS

Section 4.1

Distributions to Certificateholders.

(a)

On each Distribution Date, the Securities Administrator, to the extent on deposit therein and based solely upon the Remittance Report for such Distribution Date, shall withdraw from the Distribution Account the Available Distribution Amount for such Distribution Date and distribute to the Class I-A-4A Certificate Insurer pursuant to the information set forth in Section 12.1 and each Holder of any Class of Certificates or Components by wire transfer in immediately available funds for the account of such Holder, or by any other means of payment acceptable to such Holder of record on the immediately preceding Record Date (other than as provided in Section 9.1 respecting the final distribution), as specified by each such Holder, and at the address of such Holder appearing in the Certificate Register, with respect to such Holder, from the amount so withdrawn and to the extent of such Available Distribution Amount, such Holder’s Percentage Interest of the following amounts and in the following order and priority (provided, that each Holder of the Class A-5 Certificates shall be entitled to receive on each Distribution Date any amounts distributable with respect to the Class I-A-5 Component and the Class II-A-5 Component on such Distribution Date):

(i)

On each Distribution Date, the Securities Administrator shall distribute the Aggregate Interest Remittance Amount for such Distribution Date in the following order of priority:

(a)

First, the Group I Interest Remittance Amount and the Group II Interest Remittance Amount will be distributed, concurrently, as follows:

(1)

The Group I Interest Remittance Amount will be distributed as follows:

(A)  First, concurrently, (a) to the Class I-A-3B Swap Account, any Net Securities Administrator Class I-A-3B Swap Payment or Swap Termination Payment (not caused by a Class I-A-3B Swap Provider Trigger Event) owed to the Class I-A-3B Swap Provider, (b) to the Class I-A-3C Swap Account, any Net Securities Administrator Class I-A-3C Swap Payment or Swap Termination Payment (not caused by a Class I-A-3C Swap Provider Trigger Event) owed to the Class I-A-3C Swap Provider, (c) to the Class I-A-4A Swap Account, any Net Securities Administrator Class I-A-4A Swap Payment or Swap Termination Payment (not caused by a Class I-A-4A Swap Provider Trigger Event) owed to the Class I-A-4A Swap Provider, (d) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group I Allocation Percentage, and (e) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group I Allocation Percentage;

(B)  Second, to the Class I-A-4A Certificate Insurer, up to the Aggregate Insurer Premium for such Distribution Date, to the extent of the remaining Group I Interest Remittance Amount;

(C)  Third, concurrently, to the Holders of Group I Senior Certificates and Class I-A-5 Component, up to the related Senior Interest Distribution Amount for such Distribution Date to the extent of the remaining Group I Interest Remittance Amount, pro rata based on the entitlement of each such Class and Component;

(D)  Fourth, to the Class I-A-4A Certificate Insurer, up to the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date, to the extent of the remaining Group I Interest Remittance Amount; and

(E)  Fifth, concurrently, to the holders of Group II Senior Certificates and the Class II-A-5 Component, up to the related Senior Interest Distribution Amount for such Distribution Date remaining unpaid after any distributions to such Classes of Certificates and Component from the Group II Interest Remittance Amount on such Distribution Date, to the extent of the remaining Group I Interest Remittance Amount, pro rata based on the entitlement of each such class.

(2)

The Group II Interest Remittance Amount will be distributed as follows:

(A)  First, concurrently, (x) to the Class II-A-1 Swap Account, payments of any Net Class II-A-1 Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class II-A-1 Swap Provider, (y) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group II Allocation Percentage, and (z) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group II Allocation Percentage;

(B)  Second, concurrently to the holders of Group II Senior Certificates and the Class II-A-5 Component, up to the related Senior Interest Distribution Amount for such Distribution Date to the extent of the remaining Group II Interest Remittance Amount, pro rata based on the entitlement of each such class;

(C)  Third, concurrently, to the holders of Group I Senior Certificates and the Class I-A-5 Component, up to the related Senior Interest Distribution Amount for such Distribution Date remaining unpaid after any distributions to such Classes of Certificates and Component from the Group I Interest Remittance Amount on such Distribution Date, to the extent of the remaining Group II Interest Remittance Amount, pro rata based on the entitlement of each such class; and

(D)  Fourth, to the Class I-A-4A Certificate Insurer, up to the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date remaining unpaid after distributions from the Group I Interest Remittance Amount, to the extent of the remaining Group II Interest Remittance Amount.

(b)

Second, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, sequentially, in that order, the related Interest Distribution Amount allocable to each such Class to the extent of the Aggregate Interest Remittance Amount for such Distribution Date remaining after distributions of interest to the Group I Senior Certificates, Group II Senior Certificates and Components, and to any class of Mezzanine Certificates with a higher payment priority.

(ii)

(A)  On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, the Securities Administrator shall distribute the Aggregate Principal Remittance Amount for that Distribution Date in the following amounts and order of priority:

(a)

First, the Group I Principal Remittance Amount and the Group II Principal Remittance Amount will be distributed, concurrently, as follows:

(1)

The Group I Principal Remittance Amount will be distributed, in an amount up to the Group I Principal Distribution Amount, as follows:

(A)    First, concurrently, (a) to the Class I-A-3B Swap Account, any Net Securities Administrator Class I-A-3B Swap Payment or Swap Termination Payment (not caused by a Class I-A-3B Swap Provider Trigger Event) owed to the Class I-A-3B Swap Provider, (b) to the Class I-A-3C Swap Account, any Net Securities Administrator Class I-A-3C Swap Payment or Swap Termination Payment (not caused by a Class I-A-3C Swap Provider Trigger Event) owed to the Class I-A-3C Swap Provider, (c) to the Class I-A-4A Swap Account, any Net Securities Administrator Class I-A-4A Swap Payment or Swap Termination Payment (not caused by a Class I-A-4A Swap Provider Trigger Event) owed to the Class I-A-4A Swap Provider, (d) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group I Allocation Percentage, and (e) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group I Allocation Percentage (with respect to each of clause (a), (b), (c), (d) and (e), to the extent remaining unpaid after distributions of Aggregate Interest Remittance Amount on such Distribution Date); and

(B)  Second, pro rata, (x) to the Class I-A-5 Component based on its Certificate Principal Balance until reduced to zero and (y) to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates based on their aggregate Certificate Principal Balance, provided that distributions pursuant to this clause (y) will be made as follows:

i.  First, to the Class I-A-1 Certificates, until its Certificate Principal Balance is reduced to zero;

ii.  Second,  to the Class I-A-2 Certificates, until its Certificate Principal Balance is reduced to zero;

iii.  Third, concurrently, to the Class I-A-3A, Class I-A-3B and Class I-A-3C Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

iv.  Fourth, concurrently, to the Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero;

(C)  Third, to the Class I-A-4A Certificate Insurer, the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date  remaining unpaid after distributions from the Aggregate Interest Remittance Amount; and

(D)  Fourth, concurrently, to the Class II-A-1 Certificates and Class II-A-5 Component (after any payments to such Class of Certificates and Component from the Group II Principal Remittance Amount), pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(2)

The Group II Principal Remittance Amount will be distributed in an amount up to the Group II Principal Distribution Amount, as follows:

(A)  First, concurrently, (x) to the Class II-A-1 Swap Account, payments of any Net Class II-A-1 Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class II-A-1 Swap Provider, (y) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group II Allocation Percentage, and (z) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group II Allocation Percentage (with respect to each of clause (x), (y) and (z), to the extent remaining unpaid after distributions of the Aggregate Interest Remittance Amount on such Distribution Date); and

(B)  Second, concurrently, to the Class II-A-1 Certificates and Class II-A-5 Component, pro rata based on their respective Certificate Principal Balances, until the Certificate Principal Balance of such Class of Certificates  and Component is reduced to zero; and

(C)  Third, pro rata, (after any distributions to such classes of certificates and Component from the Group I Principal Remittance Amount) (x) to the Class I-A-5 Component based on its Certificate Principal Balance until reduced to zero and (y) to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates based on their aggregate Certificate Principal Balance, provided that distributions pursuant to this clause (y) will be made as follows:

i.  First, to the Class I-A-1 Certificates, until its Certificate Principal Balance is reduced to zero;

ii.  Second,  to the Class I-A-2 Certificates, until its Certificate Principal Balance is reduced to zero;

iii.  Third, concurrently, to the Class I-A-3A, Class I-A-3B and Class I-A-3C Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

iv.  Fourth, concurrently, to the Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

(D)   Fourth, to the Class I-A-4A Certificate Insurer, the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date remaining unpaid after distributions from the Aggregate Interest Remittance Amount and the Group I Principal  Remittance Amount; and

(b)

Second, the remaining Aggregate Principal Remittance Amount will be distributed, in an amount up to the Principal Distribution Amount remaining after Section 4.1(a)(ii)(A)(a) above, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, until their respective Certificate Principal Balances are reduced to zero.

(B)

On each Distribution Date (i) on or after the Stepdown Date and (ii) on which a Trigger Event is not in effect, the Securities Administrator shall distribute the Aggregate Principal Remittance Amount for that Distribution Date in the following amounts and order of priority:

(a)

First, the Group I Principal Remittance Amount and the Group II Principal Remittance Amount will be distributed, concurrently, as follows:

(1)

The Group I Principal Remittance Amount will be distributed, in an amount up to the Group I Senior Principal Distribution Amount, as follows:

(A)    First, concurrently, (a) to the Class I-A-3B Swap Account, any Net Securities Administrator Class I-A-3B Swap Payment or Swap Termination Payment (not caused by a Class I-A-3B Swap Provider Trigger Event) owed to the Class I-A-3B Swap Provider, (b) to the Class I-A-3C Swap Account, any Net Securities Administrator Class I-A-3C Swap Payment or Swap Termination Payment (not caused by a Class I-A-3C Swap Provider Trigger Event) owed to the Class I-A-3C Swap Provider, (c) to the Class I-A-4A Swap Account, any Net Securities Administrator Class I-A-4A Swap Payment or Swap Termination Payment (not caused by a Class I-A-4A Swap Provider Trigger Event) owed to the Class I-A-4A Swap Provider, (d) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group I Allocation Percentage, and (e) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group I Allocation Percentage (with respect to each of clause (a), (b), (c), (d) and (e), to the extent remaining unpaid after distributions of Aggregate Interest Remittance Amount on such Distribution Date); and

(B)  Second, pro rata, (x) to the Class I-A-5 Component based on its Certificate Principal Balance until reduced to zero and (y) to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates based on their aggregate Certificate Principal Balance, provided that distributions pursuant to this clause (y) will be made as follows:

i.  First, to the Class I-A-1 Certificates, until its Certificate Principal Balance is reduced to zero;

ii.  Second,  to the Class I-A-2 Certificates, until its Certificate Principal Balance is reduced to zero;

iii.  Third, concurrently, to the Class I-A-3A, Class I-A-3B and Class I-A-3C Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

iv.  Fourth, concurrently, to the Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero;

(C)  Third, to the Class I-A-4A Certificate Insurer, the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date  remaining unpaid after distributions from the Aggregate Interest Remittance Amount; and

(D)  Fourth, concurrently, to the Class II-A-1 Certificates and Class II-A-5 Component (after any payments to such Class of Certificates and Component from the Group II Principal Remittance Amount), pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

(2)

The Group II Principal Remittance Amount will be distributed in an amount up to the Group II Senior Principal Distribution Amount, as follows:

(A)  First, concurrently, (x) to the Class II-A-1 Swap Account, payments of any Net Class II-A-1 Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class II-A-1 Swap Provider, (y) to the Certificate Swap I Account, the product of (i) any Net Securities Administrator Certificate Swap I Payments or Swap Termination Payments (not caused by a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider multiplied by (ii) the Group II Allocation Percentage, and (z) to the Certificate Swap II Account, the product of (i) any Net Securities Administrator Certificate Swap II Payments or Swap Termination Payments (not caused by a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider multiplied by (ii) the Group II Allocation Percentage (with respect to each of clause (x), (y) and (z), to the extent remaining unpaid after distributions of the Aggregate Interest Remittance Amount on such Distribution Date); and

(B)  Second, concurrently, to the Class II-A-1 Certificates and Class II-A-5 Component, pro rata based on their respective Certificate Principal Balances, until the Certificate Principal Balance of such Class of Certificates and Component is reduced to zero; and

(C)  Third, pro rata, (after any distributions to such classes of certificates and Component from the Group I Principal Remittance Amount) (x) to the Class I-A-5 Component based on its Certificate Principal Balance until reduced to zero and (y) to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates based on their aggregate Certificate Principal Balance, provided that distributions pursuant to this clause (y) will be made as follows:

i.  First, to the Class I-A-1 Certificates, until its Certificate Principal Balance is reduced to zero;

ii.  Second,  to the Class I-A-2 Certificates, until its Certificate Principal Balance is reduced to zero;

iii.  Third, concurrently, to the Class I-A-3A, Class I-A-3B and Class I-A-3C Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

iv.  Fourth, concurrently, to the Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

(D)   Fourth, to the Class I-A-4A Certificate Insurer, the Class I-A-4A Certificate Insurer Reimbursement Amount for such Distribution Date remaining unpaid after distributions from the Aggregate Interest Remittance Amount and the Group I Principal  Remittance Amount; and

(b)

second, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

(c)

third, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

(d)

fourth, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

(e)

fifth, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

(f)

sixth, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

(g)

seventh, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

(h)

eighth, to the Holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

(i)

ninth, to the Holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

(j)

tenth, to the Holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

(k)

eleventh, to the Holders of the Class M-10 Certificates, the Class M-10 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero; and

(l)

twelfth, to the Holders of the Class M-11 Certificates, the Class M-11 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero.

(iii)

On each Distribution Date, the Securities Administrator shall distribute any Net Monthly Excess Cashflow for such Distribution Date in the following order of priority:

(a)

first, to the holders of the Classes of Certificates then entitled to receive distributions in respect of principal, up to an amount equal to the Overcollateralization Increase Amount for such Distribution Date, distributable as part of the Principal Distribution Amount for that Distribution Date in accordance with the priorities set forth in Section 4.1(a)(ii) above;

(b)

second, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Carry Forward Amount for each such Class for such Distribution Date;

(c)

third, concurrently, (1) to the Group I Senior Certificates and Class I-A-5 Component and (2) to the Group II Senior Certificates and Class II-A-5 Component, pro rata (based, with respect to clause (1) and (2), on the aggregate Allocated Realized Loss Amount with respect to such Classes of Certificates and Components), as follows:

(1)

first, to each class of Group I Senior Certificates, pro rata based on the Allocated Realized Loss Amount for each such Class of Certificates, up to the Allocated Realized Loss Amount for each such Class of Certificates, and second, to the Class I-A-5 Component, up to the remaining Allocated Realized Loss Amount for such Component; and

(2)

first, to the Class II-A-1 Certificates, up to the Allocated Realized Loss Amount for such class of  certificates, and second, to the Class II-A-5 Component, up to the remaining Allocated Realized Loss Amount for such Component;

(d)

fourth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the Allocated Realized Loss Amount for each such Class and such Distribution Date;

(e)

fifth, to the Reserve Fund, the amount by which  the  Net WAC Rate Carryover Amounts, if any, with respect to the Group I Senior Certificates, Group II Senior Certificates, Mezzanine Certificates and Components exceeds the amount in the Reserve Fund that was not distributed on prior Distribution Dates;

(f)

sixth, concurrently, pro rata based on the amount of Swap Termination Payment owed to the Certificate Swap I Provider, Certificate Swap II Provider, Class I-A-3B Swap Provider, Class I-A-3C Swap Provider, Class I-A-4A Swap Provider and Class II-A-1 Swap Provider, as applicable, (i) to the Certificate Swap I Account, an amount equal to any Swap Termination Payment owed to the Certificate Swap I Provider due to a Certificate Swap I Provider Trigger Event pursuant to the Certificate Swap I Agreement, (ii) to the Certificate Swap II Account, an amount equal to any Swap Termination Payment owed to the Certificate Swap II Provider due to a Certificate Swap II Provider Trigger Event pursuant to the Certificate Swap II Agreement, (iii) to the Class I-A-3B Swap Account, an amount equal to any Swap Termination Payment owed to the Class I-A-3B Swap Provider due to a Class I-A-3B Swap Provider Trigger Event pursuant to the Class I-A-3B Swap Agreement, (iv) to the Class I-A-3C Swap Account, an amount equal to any Swap Termination Payment owed to the Class I-A-3C Swap Provider due to a Class I-A-3C Swap Provider Trigger Event pursuant to the Class I-A-3C Swap Agreement, (v) to the Class I-A-4A Swap Account, an amount equal to any Swap Termination Payment owed to the Class I-A-4A Swap Provider due to a Class I-A-4A Swap Provider Trigger Event pursuant to the Class I-A-4A Swap Agreement and (vi) to the Class II-A-1 Swap Account, an amount equal to any Swap Termination Payment owed to the Class II-A-1 Swap Provider due to a Class II-A-1 Swap Provider Trigger Event pursuant to the Class II-A-1 Swap Agreement;

(g)

seventh, to the Holders of the Class CE Certificates, the Interest Distribution Amount for such Class and any Overcollateralization Reduction Amount for such Distribution Date; and

(h)

eighth, to the Holders of the Class R Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge Term as identified on the Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P Certificates, until the Certificate Principal Balance of each Class P Certificate has been reduced to zero; and second, to the Holders of the Class R Certificates.

(iv)

On each Distribution Date, the Securities Administrator, after making the required distributions of interest and principal to the Certificates and Components as described in Section 4.1(a)(i) and (a)(ii) above, and after the distribution of the Net Monthly Excess Cashflow as described in Section 4.1(a)(iii), will withdraw from the Reserve Fund the amounts on deposit therein and distribute such amounts as follows:  first, concurrently, to the Group I Senior and Group II Senior Certificates and Components, pro rata based on the related Net WAC Rate Carryover Amount remaining unpaid for such Distribution Date for each such Class and Component, up to the related Net WAC Rate Carryover Amount remaining unpaid for such Distribution Date for each such Class and Component; second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Net WAC Rate Carryover Amount remaining unpaid for such Distribution Date for each such Class.

(v)

On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Trust Prepayment Charges and shall distribute such amounts to the Class P Certificates.

(vi)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Securities Administrator will withdraw from amounts, if any, in the Certificate Floor Account to distribute to the Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Class CE Certificates and Components in the following order of priority:

(1)

first, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi), pro rata based on such respective remaining Senior Interest Distribution Amount;

(2)

second, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi);

(3)

third, concurrently, (a) to the Group I Senior Certificates and Class I-A-5 Component and (b) to the Group II Senior Certificates and Class II-A-5 Component, pro rata (based, with respect to clause (a) and (b), on the aggregate Allocated Realized Loss Amount with respect to such Classes of Certificates and Components), as follows:

(a)

first, to each class of Group I Senior Certificates, pro rata based on the Allocated Realized Loss Amount for each such Class of Certificates, up to the Allocated Realized Loss Amount for each such Class of Certificates, and second, to the Class I-A-5 Component, up to the remaining Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi)); and

(b)

first, to the Class II-A-1 Certificates, up to the Allocated Realized Loss Amount for such class of  certificates, and second, to the Class II-A-5 Component, up to the Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi));

(4)

fourth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi);

(5)

fifth, to the Holders of the class or classes of Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Components then entitled to receive distributions in respect of principal, in an amount necessary to maintain the Required Overcollateralization Amount after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi);

(6)

sixth, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, pro rata based on such respective Net WAC Rate Carryover Amount, up to the related Net WAC Rate Carryover Amount for each such Class or Component remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi);

(7)

seventh, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Net WAC Rate Carryover Amount for each such Class of Certificates, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(vi); and

(8)

eighth, to the Holders of the Class CE Certificates, any remaining amount.

(vii)

[Reserved].

(viii)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund and the Certificate Floor Account, the Securities Administrator will withdraw from amounts, if any, in the Certificate Swap I Account to distribute to the Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Class CE Certificates and Components in the following order of priority:

(1)

first, to the Certificate Swap I Provider, any Net Securities Administrator Certificate Swap I Payment owed to the Certificate Swap I Provider pursuant to the Certificate Swap I Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(2)

second, to the Certificate Swap I Provider, any Swap Termination Payment (not due to a Certificate Swap I Provider Trigger Event) owed to the Certificate Swap I Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(3)

third, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii), pro rata based on such respective remaining Senior Interest Distribution Amount;

(4)

fourth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(5)

fifth, concurrently, (a) to the Group I Senior Certificates and Class I-A-5 Component and (b) to the Group II Senior Certificates and Class II-A-5 Component, pro rata (based, with respect to clause (a) and (b), on the aggregate Allocated Realized Loss Amount with respect to such Classes of Certificates and Components), as follows:

(a)

first, to each class of Group I Senior Certificates, pro rata based on the Allocated Realized Loss Amount for each such Class of Certificates, up to the Allocated Realized Loss Amount for each such Class of Certificates, and second, to the Class I-A-5 Component, up to the remaining Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii)); and

(b)

first, to the Class II-A-1 Certificates, up to the Allocated Realized Loss Amount for such class of  certificates, and second, to the Class II-A-5 Component, up to the Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii));

(6)

sixth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(7)

seventh, to the Holders of the class or classes of Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Components then entitled to receive distributions in respect of principal, in an amount necessary to maintain the Required Overcollateralization Amount after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(8)

eighth, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, pro rata based on such respective Net WAC Rate Carryover Amount, up to the related Net WAC Rate Carryover Amount for each such Class or Component remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii);

(9)

ninth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Net WAC Rate Carryover Amount for each such Class of Certificates, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii); and

(10)

tenth, to the Certificate Swap I Provider, an amount equal to the Swap Termination Payment owed to the Certificate Swap I Provider due to a Certificate Swap I Provider Trigger Event pursuant to the Certificate Swap I Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(viii); and

(11)

eleventh, to the Holders of the Class CE Certificates, any remaining amount.

(ix)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Certificate Floor Account and the Certificate Swap I Account, the Securities Administrator will withdraw from amounts, if any, in the Certificate Swap II Account to distribute to the Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Class CE Certificates and Components in the following order of priority:

(1)

first, to the Certificate Swap II Provider, any Net Securities Administrator Certificate Swap II Payment owed to the Certificate Swap I Provider pursuant to the Certificate Swap II Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(2)

second, to the Certificate Swap II Provider, any Swap Termination Payment (not due to a Certificate Swap II Provider Trigger Event) owed to the Certificate Swap II Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(3)

third, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix), pro rata based on such respective remaining Senior Interest Distribution Amount;

(4)

fourth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(5)

fifth, concurrently, (a) to the Group I Senior Certificates and Class I-A-5 Component and (b) to the Group II Senior Certificates and Class II-A-5 Component, pro rata (based, with respect to clause (a) and (b), on the aggregate Allocated Realized Loss Amount with respect to such Classes of Certificates and Components), as follows:

(a)

first, to each class of Group I Senior Certificates, pro rata based on the Allocated Realized Loss Amount for each such Class of Certificates, up to the Allocated Realized Loss Amount for each such Class of Certificates, and second, to the Class I-A-5 Component, up to the remaining Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix)); and

(b)

first, to the Class II-A-1 Certificates, up to the Allocated Realized Loss Amount for such class of  certificates, and second, to the Class II-A-5 Component, up to the Allocated Realized Loss Amount for such Component (in each case, remaining after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix));

(6)

sixth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the Allocated Realized Loss Amount related to such Certificates for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(7)

seventh, to the Holders of the class or classes of Group I Senior Certificates, Group II Senior Certificates, Class M Certificates and Components then entitled to receive distributions in respect of principal, in an amount necessary to maintain the Required Overcollateralization Amount after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(8)

eighth, concurrently, to the Holders of each class of Group I Senior Certificates, Group II Senior Certificates and Components, pro rata based on such respective Net WAC Rate Carryover Amount, up to the related Net WAC Rate Carryover Amount for each such Class or Component remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix);

(9)

ninth, sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Net WAC Rate Carryover Amount for each such Class of Certificates, to the extent remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix); and

(10)

tenth, to the Certificate Swap II Provider, an amount equal to the Swap Termination Payment owed to the Certificate Swap II Provider due to a Certificate Swap II Provider Trigger Event pursuant to the Certificate Swap II Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(ix); and

(11)

eleventh, to the Holders of the Class CE Certificates, any remaining amount.

(x)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account, the Securities Administrator will withdraw from amounts, if any, in the Class I-A-3B Swap Account to distribute to the Class I-A-3B Certificates and Class CE Certificates in the following order of priority:

(1)

first, to the Class I-A-3B Swap Provider, up to any Net Securities Administrator Class I-A-3B Swap Payment owed to the Class I-A-3B Swap Provider pursuant to the Class I-A-3B Swap Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(x);

(2)

second, to the Class I-A-3B Swap Provider, up to any Swap Termination Payment (not due to a Class I-A-3B Swap Provider Trigger Event) owed to the Class I-A-3B Swap Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(x);

(3)

third, to the Holders of the Class I-A-3B Certificates, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(x);

(4)

fourth, to the Holders of the Class I-A-3B Certificates, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(x);

(5)

fifth, to the Class I-A-3B Swap Provider, up to an amount equal to the Swap Termination Payment owed to the Class I-A-3B Swap Provider due to a Class I-A-3B Swap Provider Trigger Event pursuant to the Class I-A-3B Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(x); and

(6)

sixth, to the Holders of the Class CE Certificates, any remaining amount.

(xi)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account, the Securities Administrator will withdraw from amounts, if any, in the Class I-A-4A Swap Account to distribute to the Class I-A-4A Certificates and Class CE Certificates in the following order of priority:

(1)

first, to the Class I-A-4A Swap Provider, up to any Net Securities Administrator Class I-A-4A Swap Payment owed to the Class I-A-4A Swap Provider pursuant to the Class I-A-4A Swap Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xi);

(2)

second, to the Class I-A-4A Swap Provider, up to any Swap Termination Payment (not due to a Class I-A-4A Swap Provider Trigger Event) owed to the Class I-A-4A Swap Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xi);

(3)

third, to the Holders of the Class I-A-4A Certificates, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xi);

(4)

fourth, to the Holders of the Class I-A-4A Certificates, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xi);

(5)

fifth, to the Class I-A-4A Swap Provider, up to an amount equal to the Swap Termination Payment owed to the Class I-A-4A Swap Provider due to a Class I-A-4A Swap Provider Trigger Event pursuant to the Class I-A-4A Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xi); and

(6)

sixth, to the Holders of the Class CE Certificates, any remaining amount.

(xii)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account, the Securities Administrator will withdraw from amounts, if any, in the Class II-A-1 Swap Account to distribute to the Class II-A-1 Certificates and Class CE Certificates in the following order of priority:

(1)

first, to the Class II-A-1 Swap Provider, up to any Net Securities Administrator Class II-A-1 Swap Payment owed to the Class II-A-1 Swap Provider pursuant to the Class II-A-1 Swap Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xii);

(2)

second, to the Class II-A-1 Swap Provider, up to any Swap Termination Payment (not due to a Class II-A-1 Swap Provider Trigger Event) owed to the Class II-A-1 Swap Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xii);

(3)

third, to the Holders of the Class II-A-1 Certificates, up to the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xii);

(4)

fourth, to the Holders of the Class II-A-1 Certificates, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xii);

(5)

fifth, to the Class II-A-1 Swap Provider, up to an amount equal to the Swap Termination Payment owed to the Class II-A-1 Swap Provider due to a Class II-A-1 Swap Provider Trigger Event pursuant to the Class II-A-1 Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xii); and

(6)

sixth, to the Holders of the Class CE Certificates, any remaining amount.

(xiii)

On each Distribution Date, to the extent required, following the distribution of the Aggregate Interest Remittance Amount, Aggregate Principal Remittance Amount, Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account, the Securities Administrator will withdraw from amounts, if any, in the Class I-A-3C Swap Account to distribute to the Class I-A-3C Certificates and Class CE Certificates in the following order of priority:

(1)

first, to the Class I-A-3C Swap Provider, any Net Securities Administrator Class I-A-3C Swap Payment owed to the Class I-A-3C Swap Provider pursuant to the Class I-A-3C Swap Agreement for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xiii);

(2)

second, to the Class I-A-3C Swap Provider, any Swap Termination Payment (not due to a Class I-A-3C Swap Provider Trigger Event) owed to the Class I-A-3C Swap Provider for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xiii);

(3)

third, to the Holders of the Class I-A-3C Certificates, the related Senior Interest Distribution Amount remaining undistributed after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xiii);

(4)

fourth, to the Holders of the Class I-A-3C Certificates the related Net WAC Rate Carryover Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xiii);

(5)

fifth, to the Class I-A-3C Swap Provider, an amount equal to the Swap Termination Payment owed to the Class I-A-3C Swap Provider due to a Class I-A-3C Swap Provider Trigger Event pursuant to the Class I-A-3C Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date as set forth in the first paragraph of this Section 4.01(a)(xiii); and

(6)

sixth, to the Holders of the Class CE Certificates, any remaining amount.

(b)

The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificate upon termination of the Trust Fund) shall be payable in the manner provided in Section 4.1(a) only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Securities Administrator specified in the notice delivered pursuant to the next succeeding paragraph or Section 9.1.

Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the applicable Prepayment Period, the Securities Administrator believes that the entire remaining unpaid Certificate Principal Balance of any Class of Certificates shall become distributable on the next Distribution Date, the Securities Administrator shall, as early as practicable prior to the Determination Date of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date, to the Underwriter, and to each Rating Agency a notice to the effect that:  (i) it is expected that funds sufficient to make such final distribution shall be available in the Distribution Account on such Distribution Date, and  (ii) if such funds are available, (A) such final distribution shall be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Securities Administrator maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.  To the extent covered under the Class I-A-4A Certificate Insurance Policy and not otherwise reimbursed to the Class I-A4A Certificate Insurer, any amounts otherwise payable to the Class I-A-4A Certificates pursuant to the Certificate Floor Agreement, the Certificate Swap I Agreement, the Certificate Swap II Agreement or the Class I-A-4A Swap Agreement shall instead be paid to the Class I-A-4A Certificate Insurer.

Section 4.2

Allocation of Realized Losses.

Prior to each Distribution Date, the Master Servicer, based solely on the information provided by the related Servicer, shall determine the amount of Realized Losses, if any, with respect to each Loan.

Realized Losses on the Loans for any Distribution Date will first, cause a reduction in Net Monthly Excess Cashflow for that Distribution Date, second, reduce any available Certificate Floor Payments from the Certificate Floor Provider, any available Net Certificate Swap I Provider Payments from the Certificate Swap I Provider, and any available Net Certificate Swap II Provider Payments from the Certificate Swap II Provider for that Distribution Date, and third cause a reduction in the Certificate Principal Balance of the Class CE Certificates for that Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero.  To the extent that Realized Losses on a Distribution Date cause the aggregate Certificate Principal Balance of the Class A Certificates, Class M and Class P Certificates, after taking into account all distributions on such Distribution Date, to exceed the aggregate Principal Balance of the Loans (including amounts on deposit in the Pre-Funding Account) as of the last day of the related Due Period, such excess will be allocated first, sequentially, to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the Certificate Principal Balance of each such Class of Certificates is reduced to zero, and second, (x) with respect to Realized Losses on Group I Loans, first, to the Class I-A-5 Component, until the Certificate Principal Balance of such Component is reduced to zero, and second, concurrently, to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, in each case until the Certificate Principal Balance of each such Class of Certificates is reduced to zero and (y) with respect to Realized Losses on Group II Loans, first, to the Class II-A-5 Component, until the Certificate Principal Balance of such Component is reduced to zero, and second, to the Class II-A-1 Certificates, until the Certificate Principal Balance of such Class of Certificates is reduced to zero.  In addition, to the extent the related Servicer receives Subsequent Recoveries with respect to any defaulted Loan, the amount of the Realized Loss with respect to that defaulted Loan will be reduced to the extent such Subsequent Recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

Any allocation of Realized Losses to a Group I Senior Certificate, Group II Senior Certificate or Class M Certificate, or Component, on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated as of such Distribution Date after all distributions on such Distribution Date have been made.  Any allocation of Realized Losses to a Class CE Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.1(a)(iii)(h). No allocations of Realized Losses shall be made to the Class P Certificates.  Notwithstanding anything to the contrary in this Agreement, in no event will the Certificate Principal Balance of any Class A Certificate or Class M Certificate, or Component, be reduced more than once in respect of any particular amount both (i) allocable to such Class A Certificate or Class M Certificate, or Component, in respect of Realized Losses and (ii) payable as principal to the Holder of such Certificate from Net Monthly Excess Cashflow and amounts on deposit in the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account.

As used herein, any allocation of a Realized Loss on a “pro rata basis” among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

Any Subsequent Recoveries collected by the Servicers will be distributed as part of the Available Distribution Amount in accordance with the priorities described under Section 4.1; provided, however, that to the extent any Realized Losses were covered under the Class I-A-4A Certificate Insurance Policy and not otherwise reimbursed to the Class I-A4A Certificate Insurer, then any Subsequent Recoveries otherwise payable to the Class I-A-4A Certificates shall instead be paid to the Class I-A-4A Certificate Insurer.  In addition, the Certificate Principal Balance of each Class of Certificates that has been reduced by the allocation of a Realized Loss to such Certificate will be increased (a) first, (x) with respect to Subsequent Recoveries on Group I Loans, first, concurrently, to the Class I-A-1, Class I-A-2, Class I-A-3A, Class I-A-3B, Class I-A-3C, Class I-A-4A and Class I-A-4B Certificates, pro rata based on Certificate Principal Balance, and second, to the Class I-A-5 Component, and (b) second, in order of seniority with respect to the Class M Certificates, by the amount of such Subsequent Recoveries, but only to the extent that such Certificate or Component has not been reimbursed for the amount of such Realized Loss (or a portion thereof) allocated to such Certificate from Net Monthly Excess Cashflow or from amounts on deposit in the Certificate Floor Account, the Certificate Swap I Account and the Certificate Swap II Account.  Holders of such Certificates will not be entitled to any payment in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.

All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal or allocations of Realized Losses with respect to Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate.

Section 4.3

Statements to Certificateholders and the Auction Administrator.

On each Distribution Date, the Securities Administrator shall provide or make available, upon request to each Holder of a Certificate and the Class I-A-4A Certificate Insurer and the Auction Administrator a statement (each, a “Remittance Report”) as to the distributions made to such Certificateholders on such Distribution Date setting forth:

1.

the applicable Interest Accrual Periods and general Distribution Dates;

2.

the total cash flows received and the general sources thereof;

3.

the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

4.

the amount of the related distribution to holders of the Certificates (by Class) allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) any Overcollateralization Increase Amount included therein;

5.

the amount of such distribution to holders of the Certificates (by Class) allocable to interest;

6.

the Interest Carry Forward Amounts and any Net WAC Rate Carryover Amounts for the related Certificates (if any);

7.

the Certificate Principal Balance of the Certificates before and after giving effect to the distribution of principal and allocation of Allocated Realized Loss Amounts on such Distribution Date;

8.

the number and Scheduled Principal Balance of all the Loans for the following Distribution Date;

9.

the Pass-Through Rate for each Class of Certificates for such Distribution Date;

10.

the aggregate amount of Advances included in the distributions on the Distribution Date (including the general purpose of such Advances);

11.

the number and aggregate principal balance of any Loans that were (A) delinquent (exclusive of Loans in foreclosure and bankruptcy and any Liquidated Loans as of the end of the Prepayment Period) using the “OTS” method (1) one Monthly Payment is delinquent, (2) two Monthly Payments are delinquent, (3) three Monthly Payments are delinquent and (4) foreclosure proceedings have been commenced, and loss information for the period;

12.

the amount of, if any, of Net Monthly Excess Cashflow or excess spread and the application of such Net Monthly Excess Cashflow;

13.

with respect to any Loan that was liquidated during the preceding calendar month, the loan number and Scheduled Principal Balance of, and Realized Loss on, such Loan as of the end of the related Prepayment Period;

14.

whether the Stepdown Date has occurred or whether a Trigger Event is in effect;

15.

the total number and principal balance of any REO Properties as of the end of the related Prepayment Period;

16.

the cumulative Realized Losses through the end of the preceding month;

17.

the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Scheduled Principal Balance of the Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the Scheduled Principal Balances of all of the Loans;

18.

the amount of the Prepayment Charges remitted by the Servicers;

19.

the amount of any Net Certificate Swap I Provider Payment payable to the Supplemental Interest Trust by the Certificate Swap I Provider, any Net Securities Administrator Certificate Swap I Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Certificate Swap I Provider, and any Swap Termination Payment payable to the Certificate Swap I Provider from the Supplemental Interest Trust;

20.

the amount of any Net Certificate Swap II Provider Payment payable to the Supplemental Interest Trust by the Certificate Swap II Provider, any Net Securities Administrator Certificate Swap II Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Certificate Swap II Provider, and any Swap Termination Payment payable to the Certificate Swap II Provider from the Supplemental Interest Trust;

21.

the amount of any Net Class I-A-3B Swap Provider Payment payable to the Supplemental Interest Trust by the Class I-A-3B Swap Provider, any Net Securities Administrator Class I-A-3B Swap Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class I-A-3B Swap Provider, and any Swap Termination Payment payable to the Class I-A-3B Swap Provider from the Supplemental Interest Trust;

22.

the amount of any Net Class I-A-3C Swap Provider Payment payable to the Supplemental Interest Trust by the Class I-A-3C Swap Provider, any Net Securities Administrator Class I-A-3C Swap Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class I-A-3C Swap Provider, and any Swap Termination Payment payable to the Class I-A-3C Swap Provider from the Supplemental Interest Trust;

23.  the amount of any Net Class I-A-4A Swap Provider Payment payable to the Supplemental Interest Trust by the Class I-A-4A Swap Provider, any Net Securities Administrator Class I-A-4A Swap Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class I-A-4A Swap Provider, and any Swap Termination Payment payable to the Class I-A-4A Swap Provider from the Supplemental Interest Trust;

24.

the amount of any Net Class II-A-1 Swap Provider Payment payable to the Supplemental Interest Trust by the Class II-A-1 Swap Provider, any Net Securities Administrator Class II-A-1 Swap Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class II-A-1 Swap Provider, and any Swap Termination Payment payable to the Class II-A-1 Swap Provider from the Supplemental Interest Trust; and

25.

the amount of any payment payable to the Supplemental Interest Trust by the Certificate Floor Provider pursuant to the Certificate Floor Agreement.

26.

the aggregate amount of Insured Payments paid on such Distribution Date and the portion paid to each Class I-A-4A Certificate and the amount of any Class I-A-4A Certificate Insurer Reimbursement Amount paid to the Class I-A-4A Certificate Insurer on such Distribution Date.

The Securities Administrator shall make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the Certificateholders, the Trustee, the Rating Agencies, the Class I-A-4A Certificate Insurer, the Credit Risk Manager and the NIMS Insurer, if any, via the Securities Administrator’s internet website. The Securities Administrator’s internet website shall initially be located at http:\\www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

In the case of information furnished pursuant to subclauses (4) and (5) above, the amounts shall be expressed as a dollar amount per single Certificate of the relevant Class.

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Interest Certificate a statement containing the information set forth in subclauses (4) and (5) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

The Securities Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.

On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

Section 4.4

Advances.

If the Monthly Payment on a Loan or a portion thereof is delinquent as of its Due Date, other than as a result of interest shortfalls due to bankruptcy proceedings or application of the Relief Act, and the related Servicer fails to make a Monthly Advance pursuant to the related Servicing Agreement, the Master Servicer, or with respect to a failure by Wells Fargo as Servicer to make such Advance, the Trustee, as successor to such Servicer or any of the successor servicer appointed pursuant to this Agreement, shall deposit in the Distribution Account, from its own funds or from amounts on deposit in the Distribution Account that are held for future distribution, not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such delinquency, net of the Servicing Fee and Master Servicing Fee for such Loan except to the extent the Master Servicer determines any such Advance to be a Nonrecoverable Advance. Any amounts held for future distribution and so used shall be appropriately reflected in the Master Servicer’s records and replaced by the Master Servicer by deposit in the Distribution Account on or before any future Distribution Account Deposit Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to Advances to be made on the Distribution Account Deposit Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section 4.1 on such Distribution Date if such amounts held for future distributions had not been so used to make Advances. Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the related Servicer is required to do so under its Servicing Agreement.  In the event the Master Servicer elects not to make an Advance because the Master Servicer deems such Advance to be a Nonrecoverable Advance pursuant to this Section 4.4, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer’s Certificate to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, (i) stating that the Master Servicer elects not to make an Advance in a stated amount and (ii) detailing the reason it deems the Advance to be a Nonrecoverable Advance.

Section 4.5

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Securities Administrator reasonably believe are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholders.

Section 4.6

REMIC Distributions.

(a)

On each Distribution Date, amounts shall be allocated to the interests in each of the REMICs as set forth in the Preliminary Statement hereto.

(b)

Notwithstanding the distributions described in this Section 4.6, distributions of funds shall be made to Certificateholders only in accordance with Section 4.1.

Section 4.7

Certificate Floor Account.

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Certificate Floor Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Certificate Floor Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Certificate Floor Account.  The Certificate Floor Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class A Certificates and the Subordinate Certificates, all amounts remaining on deposit in the Certificate Floor Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Certificate Floor Account shall be part of the Supplemental Interest Trust but not part of any REMIC and any payments to the holders of the Group I Senior Certificates, Group II Senior Certificates and the Subordinate Certificates and the Components from the Certificate Floor Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Section 4.8

[Reserved].

Section 4.9

Certificate Swap I Account

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Certificate Swap I Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Certificate Swap I Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Certificate Swap I Account.  The Certificate Swap I Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class A Certificates and the Subordinate Certificates, all amounts remaining on deposit in the Certificate Swap I Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Certificate Swap I Account shall be part of the Supplemental Interest Trust but not part of any REMIC.

Upon receipt of any amounts paid under Certificate Swap I Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above and withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above, the Securities Administrator shall deposit such amounts into the Certificate Swap I Account for distribution pursuant to Section 4.1(a)(viii) above.

In the event that the Certificate Swap I Agreement is terminated prior to the Termination Date (as defined in the applicable Certificate Swap I Agreement), the Securities Administrator on behalf of the Supplemental Interest Trust, at the direction of the Depositor, shall use reasonable efforts to appoint a successor Certificate Swap I Provider using any Swap Termination Payments paid by the Certificate Swap I Provider.  To the extent the Supplemental Interest Trust is required to pay a Swap Termination Payment to the Certificate Swap I Provider, all or a portion of such amount received from a replacement Certificate Swap I Provider upon entering into a replacement Certificate Swap I Agreement or similar agreement will be applied to the Swap Termination Payment owing to the Certificate Swap I Provider, and any remaining portion will be distributed to Certificateholders according to the order of priorities of Section 4.1(a)(viii) above.  If the Securities Administrator on behalf of the Supplemental Interest Trust is unable to locate a qualified successor Certificate Swap I Provider, any such Swap Termination Payments will be deposited in the Certificate Swap I Account and the Securities Administrator, on each subsequent Distribution Date (until the termination date of the Certificate Swap I Agreement or the appointment of a successor Certificate Swap I Provider), will withdraw the amount of any Net Certificate Swap I Provider Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the applicable Certificate Swap I Agreement) and distribute such Net Certificate Swap I Provider Payment to the holders of the Certificates in accordance with Section 4.1.

Section 4.10

 Certificate Swap II Account

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Certificate Swap II Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Certificate Swap II Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Certificate Swap II Account.  The Certificate Swap II Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class A Certificates and the Subordinate Certificates, all amounts remaining on deposit in the Certificate Swap II Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Certificate Swap II Account shall be part of the Supplemental Interest Trust but not part of any REMIC.

Upon receipt of any amounts paid under Certificate Swap II Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above, withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above and withdrawals from the Certificate Swap I Account pursuant to Section 4.1(a)(viii) above, the Securities Administrator shall deposit such amounts into the Certificate Swap II Account for distribution pursuant to Section 4.1(a)(ix) above.

In the event that the Certificate Swap II Agreement is terminated prior to the Termination Date (as defined in the applicable Certificate Swap II Agreement), the Securities Administrator on behalf of the Supplemental Interest Trust, at the direction of the Depositor, shall use reasonable efforts to appoint a successor Certificate Swap II Provider using any Swap Termination Payments paid by the Certificate Swap II Provider.  To the extent the Supplemental Interest Trust is required to pay a Swap Termination Payment to the Certificate Swap II Provider, all or a portion of such amount received from a replacement Certificate Swap II Provider upon entering into a replacement Certificate Swap II Agreement or similar agreement will be applied to the Swap Termination Payment owing to the Certificate Swap II Provider, and any remaining portion will be distributed to Certificateholders according to the order of priorities of Section 4.1(a)(ix) above.  If the Securities Administrator on behalf of the Supplemental Interest Trust is unable to locate a qualified successor Certificate Swap II Provider, any such Swap Termination Payments will be deposited in the Certificate Swap II Account and the Securities Administrator, on each subsequent Distribution Date (until the termination date of the Certificate Swap II Agreement or the appointment of a successor Certificate Swap II Provider), will withdraw the amount of any Net Certificate Swap II Provider Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the applicable Certificate Swap II Agreement) and distribute such Net Certificate Swap II Provider Payment to the holders of the Certificates in accordance with Section 4.1.

Section 4.11

Class I-A-3B Swap Account.

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Class I-A-3B Swap Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Class I-A-3B Swap Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Class I-A-3B Swap Account. The Class I-A-3B Swap Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class I-A-3B Certificates, all amounts remaining on deposit in the Class I-A-3B Swap Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Class I-A-3B Swap Account shall be part of the Supplemental Interest Trust but not part of any REMIC and any payments to the holders of the Class I-A-3B Certificates and Class CE Certificates from the Class I-A-3B Swap Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Upon receipt of any amounts paid under Certificate Swap II Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above, withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above, withdrawals from the Certificate Swap I Account pursuant to Section 4.1(a)(viii) above and withdrawals from the Certificate Swap II Account pursuant to Section 4.1(a)(ix) above, the Securities Administrator shall deposit such amounts into the Class I-A-3B Swap Account for distribution pursuant to Section 4.1(a)(x) above.

Section 4.12

Class I-A-4A Swap Account.

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Class I-A-4A Swap Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Class I-A-4A Swap Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Class I-A-4A Swap Account. The Class I-A-4A Swap Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class I-A-4A Certificates, all amounts remaining on deposit in the Class I-A-4A Swap Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Class I-A-4A Swap Account shall be part of the Supplemental Interest Trust but not part of any REMIC and any payments to the holders of the Class I-A-4A Certificates and Class CE Certificates from the Class I-A-4A Swap Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Upon receipt of any amounts paid under Certificate Swap II Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above, withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above, withdrawals from the Certificate Swap I Account pursuant to Section 4.1(a)(viii) above and withdrawals from the Certificate Swap II Account pursuant to Section 4.1(a)(ix) above, the Securities Administrator shall deposit such amounts into the Class I-A-4A Swap Account for distribution pursuant to Section 4.1(a)(xi) above.

Section 4.13

 Class II-A-1 Swap Account.

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Class II-A-1 Swap Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Class II-A-1 Swap Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Class II-A-1 Swap Account. The Class II-A-1 Swap Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class II-A-1 Certificates, all amounts remaining on deposit in the Class II-A-1 Swap Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Class II-A-1 Swap Account shall be part of the Supplemental Interest Trust but not part of any REMIC and any payments to the holders of the Class II-A-1 Certificates and Class CE Certificates from the Class II-A-1 Swap Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Upon receipt of any amounts paid under Certificate Swap II Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above, withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above, withdrawals from the Certificate Swap I Account pursuant to Section 4.1(a)(viii) above and withdrawals from the Certificate Swap II Account pursuant to Section 4.1(a)(ix) above, the Securities Administrator shall deposit such amounts into the Class II-A-1 Swap Account for distribution pursuant to Section 4.1(a)(xii) above.

Section 4.14

Supplemental Interest Trust

A separate trust is hereby established (the “Supplemental Interest Trust”), for the benefit of the Holders of the Class CE Certificates.  The Supplemental Interest Trust shall hold the Certificate Floor Account, the Certificate Swap I Account, the Certificate Swap II Account, the Class I-A-3B Swap Account, the Class I-A-3C Swap Account, the Class I-A-4A Swap Account, the Class II-A-1 Swap Account and the Collateral Accounts.  The Supplemental Interest Trust shall not be a part of any REMIC created by this Agreement.

Section 4.15

Collateral Accounts

(a)

Upon the occurrence of an event by a Swap Provider requiring such party to post collateral as described in the applicable Swap Agreement, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, separate, segregated trust accounts (the “Collateral Accounts”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificate Floor Collateral Account”, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificate Swap I Collateral Account”, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificate Swap II Collateral Account”, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Class I-A-3B Swap Collateral Account”, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Class I-A-3C Swap Collateral Account”, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Class I-A-4A Swap Collateral Account” and “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the Holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Class II-A-1 Swap Collateral Account”, respectively.  The Collateral Accounts shall be Eligible Direct Support Accounts, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other monies, including, without limitation, other monies of the Securities Administrator held pursuant to this Agreement.

(b)

Funds required to be held pursuant to the Credit Support Annex shall be deposited into the respective Collateral Accounts.  Funds posted by any Derivative Provider (or its credit support provider) in the related Collateral Account shall be invested in Eligible Investments as directed by the related Derivative Counterparty (or its credit support provider), and in the absence of direction, shall remain uninvested.  Any interest earnings on such amounts shall be remitted to such Derivative Provider pursuant to the terms of the related Credit Support Annex.  The Securities Administrator shall not be liable for any losses incurred on such investments.  On any Distribution Date as to which a shortfall exists with respect to Derivative Payments owed by a Derivative Provider as a result of its failure to make payments pursuant to the related Derivative Agreement, amounts necessary to cover such shortfall shall be removed from the Collateral Account, remitted to the related Derivative Account and distributed as all or a portion of such Derivative Amount pursuant to Section 4.1(a)(vi) through (xiii), as applicable.  Any amounts on deposit in the Collateral Accounts required to be returned to such Derivative Provider (or its credit support provider) as a result of the termination of the related Derivative Agreement, (ii) the procurement of a guarantor, (iii) the reinstatement of required ratings or (iv) otherwise pursuant to the related Derivative Agreement, shall be released directly to such Derivative Provider pursuant to the terms of the related Credit Support Annex.

(c)

Upon the termination of the Trust Fund, any amounts remaining in the Collateral Accounts shall be distributed by the Securities Administrator as required pursuant to the terms of the Credit Support Annex.

Section 4.16

Class I-A-3C Swap Account.

No later than the Closing Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Class I-A-3C Swap Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Class I-A-3C Swap Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

For federal and state income tax purposes, the Class CE Certificateholders shall be deemed to be the owners of the Class I-A-3C Swap Account. The Class I-A-3C Swap Account shall be an “outside reserve fund” within the meaning of Treasury Regulation Section 1.860G-2(h).  Upon the termination of the Trust, or the payment in full of the Class I-A-3C Certificates, all amounts remaining on deposit in the Class I-A-3C Swap Account shall be released by the Trust and distributed to the Class CE Certificateholders.  The Class I-A-3C Swap Account shall be part of the Supplemental Interest Trust but not part of any REMIC and any payments to the holders of the Class I-A-3C Certificates and Class CE Certificates from the Class I-A-3C Swap Account shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Upon receipt of any amounts paid under Certificate Swap II Agreement, and following any distributions of Net Monthly Excess Cashflow pursuant to Section 4.1(a)(iii) above, withdrawals from the Reserve Fund pursuant to Section 4.1(a)(iv) above, withdrawals from the Certificate Floor Account pursuant to Section 4.1(a)(vi) above, withdrawals from the Certificate Swap I Account pursuant to Section 4.1(a)(viii) above and withdrawals from the Certificate Swap II Account pursuant to Section 4.1(a)(ix) above, the Securities Administrator shall deposit such amounts into the Class I-A-3C Swap Account for distribution pursuant to Section 4.1(a)(xiii) above.

ARTICLE V
THE CERTIFICATES

Section 5.1

The Certificates.

(a)

Each of the Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed and authenticated by the Securities Administrator and delivered by the Trustee to or upon the receipt of a written order to authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by a Responsible Officer of the Securities Administrator.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  Subject to Section 5.3, the Class A Certificates and Class M Certificates shall be Book-Entry Certificates. On the Closing Date, the Class CE, Class P and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

(c)

Neither the Trustee nor the Securities Administrator shall have any liability to the Trust Fund and shall be indemnified by the Trust Fund for, any cost, liability or expense incurred by them arising from a registration of a Certificate or transfer, pledge sale or other disposition of a Certificate in reliance upon a certification, Officer’s Certificate, affidavit, ruling or Opinion of Counsel described in this Article V.

Section 5.2

Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized Denominations.

The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.3. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Pass-Through Rates, initial Certificate Principal Balances and Last Scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Certificate Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

Section 5.3

Registration of Transfer and Exchange of Certificates.

(a)

The Securities Administrator shall cause to be kept at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Securities Administrator maintained for such purpose pursuant to the foregoing paragraph for certificate transfer and surrender purposes, and, in the case of the Class CE Certificates, the Class P Certificates or the Class R Certificates, upon satisfaction of the conditions set forth in Sections 5.3(d), (e) and (f) below, as applicable, the Securities Administrator on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Securities Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Securities Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

(b)

Except as provided herein, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of such Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee and the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee, the Securities Administrator and either the Trustee’s or the Securities Administrator’s agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

(c)

If (i)(x) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Securities Administrator or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, with the consent of the Securities Administrator, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Master Servicer Event of Default, the Certificate Owners of the Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 66% advise the Securities Administrator and Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Securities Administrator shall notify all Holders of Book-Entry Certificates of the occurrence of any such event and of the availability of definitive, fully registered Certificates (“Definitive Certificates”) to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall, at the Depositor’s expense, in the case of (i) and (ii) above, or the Master Servicer’s expense, in the case of (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. None of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Securities Administrator, the Master Servicer and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(d)

No Transfer of a Class CE Certificate, Class P Certificate or Class R Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”) and any applicable state securities laws or is exempt from the registration requirements under the 1933 Act and such state securities laws. In the event of any such transfer in reliance upon an exemption from the 1933 Act and such state securities laws, in order to assure compliance with the 1933 Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective Transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit D (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit E (the “Investment Letter”) or Exhibit F (the “Rule 144A Letter”) or (y) there shall be delivered to the Depositor, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, an Opinion of Counsel acceptable to and in form reasonably satisfactory to the Depositor, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee, the Class I-A-4A Certificate Insurer or and the NIMS Insurer, if any.  Each Holder of a Class CE Certificate, Class P Certificate or Class R Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Securities Administrator, the Master Servicer, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

(e)

No transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received in accordance with Exhibit C or Exhibit O as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not a Plan or a Person acquiring such ERISA-Restricted Certificate for, on behalf of or with the assets of, any such Plan, (a “Benefit Plan Investor”), which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) in the case of an ERISA-Restricted Certificate, if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of a Benefit Plan Investor without a representation as required above, an Opinion of Counsel satisfactory to the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Sponsor, the Trustee, the Master Servicer, any Servicer, the Securities Administrator, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee and the Securities Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Securities Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

No transfer of an ERISA-Restricted Trust Certificate prior to the termination of the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement, the Class II-A-1 Swap Agreement, the Certificate Floor Agreement, the Certificate Swap I Agreement and the Certificate Swap II Agreement, as applicable, shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit O, to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) prior to the termination of the Class I-A-3B Swap Agreement, the Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement, the Class II-A-1 Swap Agreement, the Certificate Floor Agreement, the Certificate Swap I Agreement and the Certificate Swap II Agreement, as applicable, the acquisition and holding of the ERISA-Restricted Trust Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, the statutory exemption in the non-fiduciary service providers under Section 408(b)(17) of ERISA or some other applicable statutory or administrative exemption.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Trust Certificate on behalf of a Plan without the delivery to the Securities Administrator of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Trust Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in this paragraph.

If any ERISA-Restricted Trust Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Trust Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor, the Sponsor, the Trustee, the Master Servicer, any Servicer, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Neither the Trustee nor the Securities Administrator shall have any  liability to any Person for any registration of transfer of any ERISA-Restricted Certificate or ERISA-Restricted Trust Certificate that is in fact not permitted by this Section 5.3(e) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(f)

Each Transferee of a Class R Certificate shall be deemed by the acceptance or acquisition of the related Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Transferee of a Class R Certificate are expressly subject to the following provisions:

(i)

Each such Transferee shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Class R Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

In connection with any proposed transfer of any Ownership Interest in a Class R Certificate, the Securities Administrator shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

(A)

an affidavit in the form of Exhibit C hereto from the proposed Transferee to the effect that such Transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

(B)

a covenant of the proposed Transferee to the effect that the proposed Transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Class R Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall, in violation of the provisions of this Section, become a Holder of a Class R Certificate, then the prior Holder of such Class R Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Class R Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate.  The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section or for making any distributions due on such Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Securities Administrator received the documents specified in clause (iii).  The Securities Administrator shall be entitled to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Class R Certificate. Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Class R Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Securities Administrator shall have the right but not the obligation, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Class R Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Securities Administrator to the previous Holder of such Class R Certificate that is a Permitted Transferee, except that in the event that the Securities Administrator determines that the Holder of such Class R Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Securities Administrator may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Securities Administrator and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section, then the Securities Administrator upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of Class R interests to Disqualified Organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Securities Administrator, in form and substance satisfactory to the Securities Administrator, (i) written notification from each Rating Agency that the removal of the restrictions on transfer set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.  The Holder of the Class R Certificate issued hereunder, while not a Disqualified Organization, is the Tax Matters Person.

(g)

No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for registration of transfer or exchange shall be canceled by the Securities Administrator and disposed of pursuant to its standard procedures.

Section 5.4

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Securities Administrator, or (ii) the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee, the Securities Administrator, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, such security or indemnity as may be required by them to save each of them harmless and the Trustee, the Class I-A-4A Certificate Insurer and NIMS Insurer, as applicable, shall deliver notice thereof to the Securities Administrator, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.4, the Trustee or the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section 5.4 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

Section 5.5

Persons Deemed Owners.

The Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.1 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, or any agent of the Depositor, the Securities Administrator, the Master Servicer, the Trustee or the NIMS Insurer, if any, shall be affected by notice to the contrary.

ARTICLE VI

THE DEPOSITOR, MASTER SERVICER AND THE CREDIT RISK MANAGER

Section 6.1

Liability of the Depositor and the Master Servicer.

The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Master Servicer and undertaken hereunder by the Depositor and the Master Servicer herein.

Section 6.2

Merger or Consolidation of the Depositor or the Master Servicer.

Subject to the following paragraph, the Depositor shall keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Master Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its formation. The Depositor and the Master Servicer each shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Loans and to perform its respective duties under this Agreement.

The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that the Rating Agencies’ ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

Section 6.3

Indemnification; Limitation on Liability of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and Others.

(a)

The Master Servicer agrees to indemnify the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, for, and to hold it harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on its part that may be sustained in connection with, arising out of, or relating to, any claim or legal action relating to this Agreement or the Certificates (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action, the Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have with respect to such claim or legal action knowledge thereof.  The Master Servicer’s failure to receive any such notice shall not affect the right to indemnification of the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, under this Section 6.3(a), except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Master Servicer and the termination of this Agreement.  For purposes of this Section 6.3(a), “Indemnified Persons” means each of the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, and their respective officers, directors, agents and employees.

(b)

None of the Depositor, the Master Servicer, the Securities Administrator, the Servicers, and the NIMS Insurer, if any, or any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Securities Administrator, the Servicers or the NIMS Insurer, if any, shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or the Servicing Agreements, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, the Securities Administrator, the Servicers or the NIMS Insurer, if any or any such person against any breach of warranties, representations or covenants made herein or in the Servicing Agreements, or against any specific liability imposed on the Master Servicer, the Securities Administrator, the Servicers or the NIMS Insurer, if any pursuant hereto or pursuant to the Servicing Agreements, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Securities Administrator, the Servicers and the NIMS Insurer, if any, and any director, officer, employee or agent of the Depositor, the Master Servicer, the Securities Administrator, the Servicers or the NIMS Insurer, if any, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder or under the Servicing Agreements. The Depositor, the Master Servicer, the Servicers, the Securities Administrator, the Custodians and the NIMS Insurer, if any, and any director, officer, employee or agent of the Depositor, the Master Servicer, the Servicers, the Custodians, the Securities Administrator or the NIMS Insurer, if any, shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Certificates or any Servicing Agreement, or any loss, liability or expense incurred by any of such Persons other than by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. None of the Depositor, the Master Servicer, the Securities Administrator, any Custodian, any Servicer or the NIMS Insurer, if any, shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement, the related Custodial Agreement or the applicable Servicing Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the NIMS Insurer, if any, may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer, the Custodians, the Servicers, the Securities Administrator and the NIMS Insurer, if any, shall be entitled to be reimbursed therefor from the Distribution Account as and to the extent provided in Article III, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Distribution Account.

Section 6.4

Limitation on Resignation of the Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee, the Rating Agencies, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any. No resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer acceptable to the NIMS Insurer, if any, shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Section 6.5

Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that:  (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $25,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, an agreement, in form and substance reasonably satisfactory to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect (determined without regard to the Class I-A-4A Certificate Insurance Policy) delivered to the Master Servicer, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, an officer’s certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Section 6.6

Rights of the Depositor in Respect of the Master Servicer.

The Master Servicer shall afford the Depositor, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of the Master Servicer’s rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish to the Depositor, the Class I-A-4A Certificate Insurer, the Trustee and the NIMS Insurer, if any, the most recent financial statements of its parent and such other information relating to the Master Servicer’s capacity to perform its obligations under this Agreement as it possesses. To the extent the Depositor, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, are informed that such information is not otherwise available to the public, the Depositor, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities, reinsurers, insurance regulators, Rating Agencies or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee, the Trust Fund, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, and in any case, the Depositor, the Trustee, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer under this Agreement or exercise the rights of the Master Servicer under this Agreement; provided that the Master Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 6.7

Duties of the Credit Risk Manager

For and on behalf of the Depositor, pursuant to the Credit Risk Management Agreements the Credit Risk Manager will provide to the Depositor and its designee reports and recommendations concerning certain delinquent and defaulted Loans, and as to the collection of any Prepayment Charges with respect to the Loans.  The Depositor agrees, for purposes of the prior sentence, to designate the the Class I-A-4A Certificate Insurer for as long as the Class I-A-4A Certificates are outstanding.  Such reports and recommendations will be based upon information provided to the Credit Risk Manager pursuant to the related Credit Risk Management Agreement, and the Credit Risk Manager shall look solely to the related Servicer and/or Master Servicer for all information and data (including loss and delinquency information and data) relating to the servicing of the related Loans.  Upon any termination of the Credit Risk Manager or the appointment of a successor Credit Risk Manager, the Depositor shall give written notice thereof to the Servicers, the Master Servicer, the Trustee, the Class I-A-4A Certificate Insurer, each Rating Agency and the NIMS Insurer, if any.  Notwithstanding the foregoing, the termination of the Credit Risk Manager pursuant to this Section shall not become effective until the appointment of a successor Credit Risk Manager.

Section 6.8

Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of its directors, officers, employees, or agents shall be under any liability to the Trustee, the Certificateholders, Class I-A-4A Certificate Insurer ,the NIMS Insurer, if any, or the Depositor for any action taken or for refraining from the taking of any action made in good faith pursuant to this Agreement, in reliance upon information provided by a Servicer under a Credit Risk Management Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance or bad faith in its performance of its duties.  The Credit Risk Manager and any director, officer, employee, or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by a Servicer pursuant to a Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

Section 6.9

Removal of the Credit Risk Manager.

The Credit Risk Manager may be removed as Credit Risk Manager with the prior written consent of the NIMS Insurer, if any, by Certificateholders evidencing, in aggregate, not less than 66 2/3% of the aggregate Percentage Interests of all Classes of Certificates, in the exercise of its or their sole discretion.  The Certificateholders shall provide written notice of the Credit Risk Manager’s removal to the Trustee, Class I-A-4A Certificate Insurer and the NIMS Insurer, if any.  Upon receipt of such notice, the Trustee shall provide written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager.

ARTICLE VII
DEFAULT

Section 7.1

Master Servicer Events of Default.

(a)

“Master Servicer Event of Default,” wherever used herein, means any one of the following events:

(i)

[Reserved];

(ii)

any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.5, which continues unremedied for a period of 30 days after the date on which written notice of such failure, or as otherwise set forth in this Agreement, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor, the Trustee, Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing, in aggregate, not less than 25% of the Voting Rights; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iv)

the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v)

the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

any failure of the Master Servicer to make any Advance on any Distribution Account Deposit Date required to be made from its own funds pursuant to Section 4.4 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Distribution Account Deposit Date; or

(vii)

failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.16, 3.17 or 3.18 of this Agreement.

If a Master Servicer Event of Default described in clauses (ii) through (v) of this Section shall occur, then, and in each and every such case, so long as such Master Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of (a) the NIMS Insurer, if any, or (b) the Holders of Certificates evidencing, in aggregate, not less than 51% of the aggregate Certificate Principal Balance of the Certificates, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency and the Class I-A-4A Certificate Insurer terminate all of the rights and obligations of the Master Servicer (and the Securities Administrator if the Master Servicer and the Securities Administrator are the same entity) in its capacity as Master Servicer (and in its capacity as Securities Administrator if the Master Servicer and the Securities Administrator are the same entity) under this Agreement, to the extent permitted by law, and in and to the Loans and the proceeds thereof.  Except as otherwise provided in Section 7.4, if a Master Servicer Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, promptly terminate all of the rights and obligations of the Master Servicer (and the Securities Administrator if the Master Servicer and the Securities Administrator are the same entity) in its capacity as Master Servicer under this Agreement (and in its capacity as Securities Administrator if the Master Servicer and the Securities Administrator are the same entity) and in and to the Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer (and, if applicable, the Securities Administrator) under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, (and, if applicable, the Securities Administrator) any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Loans and related documents, or otherwise. The Master Servicer (and, if applicable, the Securities Administrator) agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s (and, if applicable, the Securities Administrator’s) functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer’s (and, if applicable, the Securities Administrator’s) responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 6.3, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.1, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust or this Agreement.  The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Default of which it has knowledge as provided above.

Section 7.2

Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination, the Trustee shall be the successor in all respects to the Master Servicer (and, if applicable, the Securities Administrator) in its capacity as Master Servicer (and, if applicable, the Securities Administrator) under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trustee (except for any representations or warranties of the Master Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.3 and the obligation to deposit amounts in respect of losses pursuant to Section 3.23(c)), including, without limitation, the Master Servicer’s obligations to make Advances no later than each Distribution Date pursuant to Section 4.4; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, or if the Trustee determines that such advance would constitute a Non-Recoverable Advance, then the Trustee shall not be obligated to make Advances pursuant to Section 4.4; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by Section 7.1 shall not be considered a default by the Trustee as successor to the Master Servicer hereunder and neither the Trustee nor any other successor master servicer shall be liable for any acts or omissions of the terminated master servicer.  As compensation therefor, the Trustee shall be entitled to the Master Servicing Fee and all funds relating to the Loans, investment earnings on the Distribution Account and all other remuneration to which the Master Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to the immediately following paragraph, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the NIMS Insurer, if any, or the Holders of Certificates evidencing, in aggregate, not less than 51% of the Certificate Principal Balance of the Certificates so request in writing promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Master Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer under this Agreement.  Notwithstanding anything to the contrary, the Trustee’s obligation to act as successor securities administrator pursuant to this Section 7.2 shall extend only to the responsibilities of the Securities Administrator set forth in Article 4.

No appointment of a successor to the Master Servicer (and, if applicable, the Securities Administrator) under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer’s (and, if applicable, the Securities Administrator’s) responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer (and, if applicable, the Securities Administrator) as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Master Servicer (and, if applicable, the Securities Administrator) under this Agreement, the Trustee shall act in such capacity as hereinabove provided. The transition costs and expenses incurred by the Trustee in connection with the replacement of the Master Servicer (and, if applicable, the Securities Administrator) shall be reimbursed out of the Trust.

Notwithstanding anything herein to the contrary, in no event shall the Trustee, in its individual capacity, be liable for any Servicing Fee or Master Servicing Fee or for any differential in the amount of the Servicing Fee or Master Servicing Fee paid hereunder or under the applicable Servicing Agreement and the amount necessary to induce any successor servicer or successor master servicer to act as successor servicer or successor master servicer, as applicable, under this Agreement or the applicable Servicing Agreement and the transactions set forth or provided for herein or in the applicable Servicing Agreement.

Section 7.3

Notification to Certificateholders.

(a)

Upon any termination of the Master Servicer pursuant to Section 7.1 above or any appointment of a successor to the Master Servicer pursuant to Section 7.2 above, the Trustee shall give prompt written notice thereof to the Class I-A-4A Certificate Insurer  and the NIMS Insurer, if any, and the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)

Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Master Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the Class I-A-4A Certificate Insurer  and the NIMS Insurer, if any, and all Holders of Certificates notice of each such occurrence, unless such default or Master Servicer Event of Default shall have been cured or waived.

Section 7.4

Waiver of Master Servicer Events of Default.

With the prior written consent of the NIMS Insurer, if any, the Holders evidencing, in aggregate, not less than 66 2/3% of the aggregate Percentage Interests of all Classes of Certificates affected by any default or Master Servicer Event of Default hereunder may waive such default or Master Servicer Event of Default; provided, however, that a default or Master Servicer Event of Default under clause (vi) of Section 7.1 may be waived only by all of the Holders of the Regular Interest Certificates. Upon any such waiver of a default or Master Servicer Event of Default, such default or Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Master Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 8.1

Duties of Trustee and Securities Administrator.

The Trustee, prior to the occurrence of a Master Servicer Event of Default and after the curing or waiver of all Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. During the continuance of a Master Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator shall provide notice to the Trustee thereof and the Trustee shall provide notice to the NIMS Insurer, if any, Class I-A-4A Certificate Insurer, and the Certificateholders.

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, that conform to the requirements of this Agreement;

(ii)

Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer or officers of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

(iii)

Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Class I-A-4A Certificate Insurer, the NIMS Insurer, if any, or the Holders of Certificates evidencing, in aggregate, not less than 25% (or such other percentage set forth in this Agreement) of the aggregate Certificate Principal Balance of the Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator under this Agreement.

Section 8.2

Certain Matters Affecting Trustee and Securities Administrator.

(a)

Except as otherwise provided in Section 8.1:

(i)

Before taking any action pursuant to this Agreement, the Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee and the Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Master Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of a Master Servicer Event of Default hereunder and after the curing or waiver of all Master Servicer Events of Default which may have occurred with respect to the Trustee and at all times with respect to the Securities Administrator, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the NIMS Insurer, if any, the Class I-A-4A Certificate Insurer, or the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by such Certificateholders, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(vii)

Neither the Trustee nor the Securities Administrator shall be liable for any loss resulting from the investment of funds held in the Distribution Account at the direction of the Master Servicer pursuant to Section 3.23(c);

(viii)

Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(ix)

The Trustee shall not be deemed to have notice of any default relating to a Servicer or Master Servicer Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement;

(x)

The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder;

(xi)

In no event shall the Trustee be liable, directly or indirectly, for any special, indirect or consequential damages, even if the Trustee has been advised of the possibility of such damages;

(xii)

No provision of this Agreement shall require the Trustee (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties  hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(xiii)

The Trustee shall not have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Loan by the Seller pursuant to this Agreement or the Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Loan for purposes of this Agreement.

(b)

[Reserved].

(c)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

(d)

The Trustee may request that the Depositor provide reasonable instructions to the Trustee in connection with an action to be performed by the Trustee pursuant to this Agreement but for which the Trustee is unclear, and the Depositor shall comply with any such reasonable request.

Section 8.3

Trustee and Securities Administrator not Liable for Certificates or Loans.

The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, the authentication of the Securities Administrator on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to, and has no liability with respect to, the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Securities Administrator and authentication of the Securities Administrator on the Certificates), or of any Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Loans or deposited in or withdrawn from the Distribution Account.

Section 8.4

Trustee, Master Servicer and Securities Administrator May Own Certificates.

Each of the Trustee, the Master Servicer and the Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates and may transact business with other interested parties and their Affiliates with the same rights it would have if it were not the Trustee, the Master Servicer or the Securities Administrator.

Section 8.5

Fees and Expenses of Trustee and Securities Administrator.

The fees of the Trustee and the Securities Administrator hereunder and of Wells Fargo as the Custodian under the Wells Fargo Custodial Agreement or of DBNTC as the Custodian under the DBNTC Custodial Agreement shall be paid in accordance with a side letter agreement with the Master Servicer and at the sole expense of the Master Servicer. In addition, the Trustee, the Securities Administrator, the Custodians and any director, officer, employee or agent of the Trustee, the Securities Administrator and the Custodians shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by the Trustee, the Securities Administrator or the Custodians in connection with any administration to be performed by the Custodians pursuant to the Wells Fargo Custodial Agreement or the DBNTC Custodial Agreement, as applicable, or the Trustee or the Securities Administrator pursuant to this Agreement or other agreements related hereto (including, without limitation, Class I-A-3B Swap Agreement, Class I-A-3C Swap Agreement, the Class I-A-4A Swap Agreement, the Class II-A-1 Swap Agreement, the Certificate Floor Agreement, the Certificate Swap I Agreement and the Certificate Swap II Agreement) and any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its respective obligations and duties under this Agreement, including other agreements related hereto, other than any loss, liability or expense (i) for which the Trustee is indemnified by the Master Servicer, (ii) that constitutes a specific liability of the Trustee or the Securities Administrator, respectively, pursuant to Section 10.1(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence by the Trustee, or Securities Administrator, respectively, in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. The Master Servicer agrees to indemnify the Trustee, from, and hold the Trustee harmless against, any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by the Trustee by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of the Master Servicer’s reckless disregard of its obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Master Servicer to the Trustee shall be from the Master Servicer’s own funds, without reimbursement from REMIC I therefor.

Section 8.6

Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator shall at all times be a corporation or an association (other than the Depositor, the Seller, the Master Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000), subject to supervision or examination by federal or state authority and having a credit rating satisfactory to each Rating Agency.  If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.  In case at any time the Trustee or the Securities Administrator, as applicable, shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.7.

Additionally, the Securities Administrator (i) may not be an originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody’s (or such rating acceptable to Fitch pursuant to a rating confirmation).  If no successor securities administrator shall have been appointed and shall have accepted appointment within sixty (60) days after Wells Fargo Bank, N.A., as Securities Administrator, ceases to be the securities administrator pursuant to this Section 8.6, then the Trustee shall, at the expense of the Trust, petition any court of competent jurisdiction for the appointment of a successor securities administrator, and prior to such appointment, the Trustee shall act as a successor securities administrator provided, that it shall only be responsible for duties of the Securities Administrator pursuant to Article 4 of this Agreement. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

Section 8.7

Resignation and Removal of Trustee and Securities Administrator.

The Trustee and the Securities Administrator may at any time resign (including, in the case of the Securities Administrator, in connection with the resignation or termination of the Master Servicer) and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Securities Administrator (or the Trustee, if the Securities Administrator resigns), the Certificateholders, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor securities administrator acceptable to the NIMS Insurer, if any, by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and to the successor trustee or successor securities administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee, the Securities Administrator, the Master Servicer, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, by the Depositor. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as the case may be, may, at the expense of the Trust Fund, petition any court of competent jurisdiction for the appointment of a successor trustee, successor securities administrator, Trustee or Securities Administrator, as applicable.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the NIMS Insurer, if any, or the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the NIMS Insurer, if any, or the Depositor may remove the Trustee or the Securities Administrator, as applicable and appoint a successor trustee or successor securities administrator, as applicable, acceptable to the NIMS Insurer, if any, by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Securities Administrator so removed and to the successor trustee or successor securities administrator.

The Holders of Certificates evidencing, in aggregate, not less than 51% of the Certificate Principal Balance of the Certificates or the NIMS Insurer, if any, may at any time remove the Trustee or the Securities Administrator and appoint a successor trustee or successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee (in the case of the removal of the Securities Administrator), the Securities Administrator (in the case of the removal of the Trustee) and the Master Servicer by the Depositor.  All costs and expenses incurred by the Trustee in connection with its removal without cause hereunder shall be reimbursed to it by the Trust Fund.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator, as applicable, as provided in Section 8.8.

Notwithstanding anything to the contrary contained herein, the Master Servicer and the Securities Administrator shall at all times be the same Person.

Section 8.8

Successor Trustee or Securities Administrator.

Any successor trustee or successor securities administrator appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor, the Class I-A-4A Certificate Insurer, the NIMS Insurer, if any, and its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder (including, without limitation, with respect to such a successor securities administrator, its rights, powers, duties and obligation as Auction Administrator under the Auction Administration Agreement), with the like effect as if originally named as trustee or securities administrator herein. The predecessor trustee or predecessor securities administrator shall deliver to the successor trustee or successor securities administrator all Loan Documents and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.6 and the appointment of such successor trustee or successor securities administrator shall not result in a downgrading of any Class of Certificates by any Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or successor securities administrator, the successor trustee or successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

Section 8.9

Merger or Consolidation of Trustee or Securities Administrator.

Any corporation or association into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Securities Administrator shall be the successor of the Trustee or the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10

 Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer, if any, to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, and for the benefit of the Holders of the Certificates, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee or the NIMS Insurer, if any, may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.8 hereof.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the NIMS Insurer, if any.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

Section 8.11

 Appointment of Office or Agency.

The Securities Administrator shall appoint an office or agency in the City of Minneapolis located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution and where notices and demands to or upon the Securities Administrator in respect of the Certificates and this Agreement may be served.

Section 8.12

 Representations and Warranties of the Trustee.

The Trustee hereby represents and warrants to the Master Servicer, the Securities Administrator, the Depositor, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, as applicable, as of the Closing Date, that:

(i)

It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

(ii)

The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)

It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(iv)

This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v)

It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

(vi)

No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.

Section 8.13

 Auction Administration Agreement; Auction Swap Agreement.

(a)

Concurrently with the execution and delivery hereof, at the direction of the Depositor, the Securities Administrator, acting solely as an agent (the “Auction Administrator”) for the Holders of the Auction Certificates and not on behalf of the Trust, shall execute and deliver the Auction Administration Agreement and the Auction Swap Agreement in the forms presented by the Auction Swap Counterparty.  The Securities Administrator shall have no duty to review or otherwise determine the adequacy of the Auction Administration Agreement or the Auction Swap Agreement.

(b)

Each Holder of an Auction Certificate is deemed, by acceptance of such Certificate, (i) to authorize the Securities Administrator to execute and deliver the Auction Administration Agreement and the Auction Swap Agreement as their agent and (ii) to acknowledge and accept and agree to be bound by the provisions of the Auction Administration Agreement and the Auction Swap Agreement.  The Securities Administrator, as Auction Administrator, agrees not to consent to any amendments to the Auction Administration Agreement or Auction Swap Agreement without the consent of 100% of the Holders of the Auction Certificates.

(c)

On or after the Closing Date but no later than the Auction Distribution Date, the Securities Administrator shall establish and maintain with itself, as agent for the Trustee, on behalf of the Supplemental Interest Trust, a separate, segregated trust account (the “Auction Swap Account”) titled, “Wells Fargo Bank, N.A. as Securities Administrator, in trust for the registered holders of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates—Auction Swap Account”.  Such account shall be an Eligible Account and amounts therein shall be held uninvested.

Section 8.14

 Insurance Agreement; Derivative Agreements.

The Trustee is hereby directed to execute the Insurance Agreement and the Derivative Agreements on behalf of the Trust Fund or the Supplemental Interest Trust, as the case may be, and the Trustee shall have no responsibility for the contents of the Insurance Agreement or the Derivative Agreements, including, without limitation, the representations and warranties contained therein.  The Securities Administrator and the Master Servicer, as applicable, are hereby empowered and directed to perform the obligations of the Trustee and the Supplemental Interest Trust Trustee, as the case may be, under the Insurance Agreement and the Derivative Agreements, as applicable.

ARTICLE IX

TERMINATION

Section 9.1

Termination Upon Purchase or Liquidation of All Loans.

(a)

Subject to Section 9.2, the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Securities Administrator and the Trustee (other than the obligations of the Master Servicer to the Securities Administrator pursuant to Section 8.5 and of the Master Servicer to pay Compensating Interest to the Securities Administrator and the Securities Administrator to make payments in respect of REMIC I Regular Interests or the Classes of Certificates and the Class I-A-4A Certificate Insurer as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Master Servicer (the “Terminator”) of all Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (b) August 2050.  The purchase by the Terminator of all Loans and each REO Property remaining in REMIC I shall be at a price (the “Termination Price”) equal to the sum of (i) the greater of (A) the aggregate Purchase Price of all the Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator, the Securities Administrator and the NIMS Insurer, if any, in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator, the Securities Administrator and the NIMS Insurer, if any, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 10.1), (ii) any amounts due the Servicers and the Master Servicer in respect of unpaid Servicing Fees and outstanding Monthly Advances and Servicing Advances and all amounts due and owing to the Master Servicer, the Securities Administrator, the Trustee, the Credit Risk Manager and the Custodians pursuant to this Agreement and the Custodial Agreement, (iii) any Net Securities Administrator Certificate Swap I Payments and Swap Termination Payments (not due to a Certificate Swap I Provider Trigger Event) payable to the Certificate Swap I Provider which remain unpaid or which are due to the exercise of the optional termination right, (iv) any Net Securities Administrator Certificate Swap II Payments and Swap Termination Payments (not due to a Certificate Swap II Provider Trigger Event) payable to the Certificate Swap II Provider which remain unpaid or which are due to the exercise of the optional termination right, (v) any Net Securities Administrator Class I-A-3B Swap Payments and Swap Termination Payments (not due to a Class I-A-3B Provider Trigger Event) payable to the Class I-A-3B Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (vi) any Net Securities Administrator Class I-A-3C Swap Payments and Swap Termination Payments (not due to a Class I-A-3C Provider Trigger Event) payable to the Class I-A-3C Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (vii) any Net Securities Administrator Class I-A-4A Swap Payments and Swap Termination Payments (not due to a Class I-A-4A Provider Trigger Event) payable to the Class I-A-4A Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, (viii) any Net Securities Administrator Class II-A-1 Swap Payments and Swap Termination Payments (not due to a Class II-A-1 Provider Trigger Event) payable to the Class II-A-1 Swap Provider which remain unpaid or which are due to the exercise of the optional termination right, and (ix) all interest accrued on, as well as amounts necessary to retire the principal balance of, each class of notes issued pursuant to the Indenture and any remaining amounts owed to the trustee under the Indenture and the NIMS Insurer on the date such notes are retired, and (x) all payments due to the Class I-A-4A Certificate Insurer under the Insurance Agreement.

By acceptance of the Residual Certificates, the Holder of the Residual Certificates agrees for so long as any notes insured by the NIMS Insurer, if any, and secured by all or a portion of the Class CE, Class P or Class R Certificates are outstanding or any amounts are owing to the NIMS Insurer under the Indenture, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class CE Certificates.

(b)

The Master Servicer shall have the right to purchase all of the Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Master Servicer may elect to purchase all of the Loans and each REO Property remaining in REMIC I pursuant to clause (i) above only if the aggregate Scheduled Principal Balance of the Loans and the fair market value of each REO Property remaining in the Trust Fund at the time of such election is less than or equal to the sum of (x) 10% of the aggregate Scheduled Principal Balance of the Loans as of the Cut-Off Date and (y) the Original Pre-Funded Amount.

(c)

Notice of the liquidation of the Certificates shall be given promptly by the Securities Administrator by letter to the Certificateholders, Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, mailed (a) in the event such notice is given in connection with the purchase of the Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of REMIC I Regular Interests or the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Securities Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of REMIC I Regular Interests or Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator. In the event such notice is given in connection with the purchase of all of the Loans and each REO Property remaining in the REMIC I by the Terminator, the Terminator shall deliver to the Securities Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price. The Securities Administrator shall remit (a) to the Master Servicer from such funds deposited in the Distribution Account (i) any amounts which the Master Servicer notifies it in writing that the Master Servicer would be permitted to withdraw and retain from the Distribution Account pursuant to Section 3.24 and (ii) any other amounts otherwise payable by the Securities Administrator to the Master Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement and notified by the Master Servicer in writing and (b) to the Servicers, any amounts reimbursable to the Servicers pursuant to the Servicing Agreements, in each case prior to making any final distributions pursuant to Section 9.1(d) below and (c) to the Class I-A-4A Certificate Insurer all amounts due to it. Upon certification to the Trustee, Class I-A-4A Certificate Insurer and the Securities Administrator by a Servicing Officer of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer in each case without recourse, representation or warranty.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Securities Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.1 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.1 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Securities Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.1. Any such amounts held in trust by the Securities Administrator shall be held in an Eligible Account and the Securities Administrator may direct any depository institution maintaining such account to invest the funds in one or more Eligible Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Securities Administrator shall be for the benefit of the Securities Administrator; provided, however, that the Securities Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Eligible Investment made with funds in such accounts immediately upon the realization of such loss.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

Section 9.2

Additional Termination Requirements.

(a)

In the event that the Terminator purchases all the Loans and each REO Property or the final payment on or other liquidation of the last Loan or REO Property remaining in REMIC I pursuant to Section 9.1, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i)

The Securities Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each REMIC’s final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Class I-A-4A Certificate Insurer and the Trustee obtained by and at the expense of the Terminator;

(ii)

During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Securities Administrator shall sell all of the assets of REMIC I to the Terminator for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 9.1, at the expense of the Trust Fund), the Terminator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC pursuant to this Section 9.2.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Securities Administrator to specify the 90-day liquidation period for each REMIC, which authorization shall be binding upon all successor Certificateholders.

ARTICLE X

REMIC PROVISIONS

Section 10.1

 REMIC Administration.

(a)

The Securities Administrator shall elect to treat each REMIC created hereunder as a REMIC under the Code and, if necessary, under applicable state law and as instructed by the Securities Administrator. Each such election shall be made by the Securities Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of each REMIC created hereby, the regular interests and residual interests in each REMIC shall be designated in accordance with the Preliminary Statement hereto.  Neither the Trustee nor the Securities Administrator shall permit the creation of any “interests” in any REMIC formed hereby (within the meaning of Section 860G of the Code) other than the REMIC Regular Interests and Class R Certificates.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.

(c)

The Securities Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Securities Administrator, as agent for each REMIC’s tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

(d)

The Securities Administrator shall prepare and file and the Trustee shall sign all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor.

(e)

The Securities Administrator shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee upon receipt of additional reasonable compensation, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the prepayment assumption, as set forth in the Prospectus, as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who shall serve as the representative of each REMIC. The Depositor shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

(f)

To the extent in the control of the Trustee or the Securities Administrator, each such Person (i) shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions, (ii) shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (A) endanger the status of each REMIC as a REMIC or (B) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless such action or inaction is permitted under this Agreement or the Trustee, the Class I-A-4A Certificate Insurer and the Securities Administrator have received an Opinion of Counsel, addressed to them (at the expense of the party seeking to take such action but in no event at the expense of the Trustee, Class I-A-4A Certificate Insurer or the Securities Administrator) to the effect that the contemplated action will not, with respect to any REMIC, endanger such status or result in the imposition of such a tax, nor (iii) shall the Securities Administrator take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Securities Administrator may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any REMIC or the respective assets of each, or causing any REMIC to take any action, which is not contemplated under the terms of this Agreement, the Securities Administrator shall consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and the Securities Administrator shall not take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Securities Administrator pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article X, (iii) to the Master Servicer pursuant to Section 10.3 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or under this Article X, or (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

Following the Startup Day, the Trustee shall not accept any contributions of assets to any REMIC other than in connection with any Substitute Loan delivered in accordance with Section 2.3 unless it shall have received an Opinion of Counsel addressed to it to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)

Neither the Trustee nor the Securities Administrator shall knowingly enter into any arrangement by which any REMIC will receive a fee or other compensation for services nor permit any REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)

The Securities Administrator shall apply for an employer identification number with the Internal Revenue Service via a Form SS-4 or other comparable method for each REMIC. In connection with the foregoing, the Securities Administrator shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of Regular Interests in each REMIC as required by IRS Form 8811.

(l)

The Securities Administrator shall treat the beneficial owners of Certificates (other than the Class P, Class CE and Class R Certificates) (the “Component Certificates”) as having entered into a notional principal contract with respect to the beneficial owners of the Class CE Certificates.  Pursuant to each such notional principal contract all beneficial owners of Component Certificates shall be treated as having agreed to pay, on each Distribution Date, to the beneficial owners of the Class CE Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the interest in the Master REMIC corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class I Shortfall”).  A Class I Shortfall payable from interest collections shall be allocated to each Class of Certificates to the extent that interest accrued on such Class for the related Interest Accrual Period at the Pass-Through Rate for a Class, computed by substituting “REMIC Maximum Rate” for the applicable “Net WAC Pass-Through Rate” in the definition thereof, exceeds the amount of interest accrued for the related Interest Accrual Period based on the Net WAC Pass-Through Rate, and a Class I Shortfall payable from principal collections shall be allocated to the most subordinate Class of Component Certificates with an outstanding principal balance to the extent of such balance.  In addition, pursuant to such notional principal contract, the beneficial owner of the Class CE Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the beneficial owners of the Component Certificates in accordance with the terms of this Agreement.   Thus, each Certificate (other than the Class P and Class R Certificates) shall be treated as representing not only ownership of regular interests in the Master REMIC, but also ownership of an interest in (and obligations with respect to) a notional principal contract.  For tax purposes, the notional principal contract shall be deemed to have a value in favor of the Certificates entitled to receive Net WAC Rate Carryover Amounts of $10,000 as of the Closing Date.

(m)

For federal income tax purposes, each owner of Auction Certificate shall be treated as a party to the Auction Swap Agreement which shall represent contractual rights and obligations that are separate from the regular interest related to such Auction Certificate.  For purposes of determining the issue prices of the Auction Certificates, it shall be assumed that such separate rights and obligations have a zero value unless and until required otherwise by the applicable taxing authority.

Section 10.2

 Prohibited Transactions and Activities.

None of the Depositor, the Securities Administrator, the Master Servicer  or the Trustee shall sell, dispose of or substitute for any of the Loans (except in connection with (i) the foreclosure of a Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Loans pursuant to Article II of this Agreement), nor acquire any assets for any REMIC (other than REO Property acquired in respect of a defaulted Loan), nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date (other than a Substitute Loan delivered in accordance with Section 2.3), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any REMIC as a REMIC or (b) cause any REMIC to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

Section 10.3

 Indemnification.

(a)

The Trustee agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Securities Administrator, the Master Servicer, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Securities Administrator, the Master Servicer, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, as a result of the Trustee’s failure to perform its covenants set forth in this Article X in accordance with the standard of care of the Trustee set forth in this Agreement.

(b)

The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the Trustee, Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Trustee, the Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, as a result of the Master Servicer’s failure to perform its covenants set forth in Article III in accordance with the standard of care of the Master Servicer set forth in this Agreement.

(c)

The Securities Administrator agrees to be liable for any taxes and costs incurred by the Trust Fund, the Depositor, the Trustee, Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Trustee, Class I-A-4A Certificate Insurer or the NIMS Insurer, if any, as a result of the Securities Administrator’s failure to perform its covenants set forth in this Article X in accordance with the standard of care of the Securities Administrator set forth in this Agreement.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.1

 Amendment.

This Agreement may be amended from time to time, by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Class I-A-4A Insurer (only if (a) there is no continuing Insurer Default and (b) the Class I-A-4A Certificate Insurer is adversely affected) and NIMS Insurer, if any, and without the consent of any of Certificateholders or the Certificate Swap Provider, (a) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, (b) to modify, eliminate or add to any provisions to such extent as shall be necessary to maintain the qualification of each REMIC created hereby as a REMIC at all times that any Certificates are outstanding, (c) to ensure compliance with Regulation AB, (d) to add any other provisions with respect to matters or questions arising hereunder, or (e) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that such action shall not, as evidenced by an Opinion of Counsel addressed to the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, and delivered to the Trustee, Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.  No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee ((i) with the consent of the the Class I-A-4A Insurer (provided that there is no continuing Insurer Default and limited to the extent that it adversely affects the Class I-A-4A Certificate Insurer) and NIMS Insurer, if any, (ii) with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, (iii) with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, (iv) with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, (v) with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, (vi) with the consent of the Certificate Swap I Provider only with respect to matters affecting the Certificate Swap I Agreement and (viii) with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap II Agreement) with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 12.1, Certificates registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates. Without limiting the generality of the foregoing, any amendment to this Agreement required in connection with the compliance with or the clarification of any reporting obligations described in Section 3.30 hereof shall not require the consent of any Certificateholder and without the need for any Opinion of Counsel or Rating Agency confirmation.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it and the Class I-A-4A Certificate Insurer shall have first received an Opinion of Counsel addressed to it and the NIMS Insurer, if any, and the Class I-A-4A Certificate Insurer to the effect that such amendment will not cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding.

As soon as practicable after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the NIMS Insurer, if any, the Class I-A-4A Certificate Insurer and each Rating Agency.

It shall not be necessary for the consent of the Certificateholders under this Section 11.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Prior to the execution of any amendment to this Agreement, the Trustee, the Class I-A-4A Certificate Insurer and the NIMS Insurer, if any, shall each be entitled to receive and rely upon an Opinion of Counsel addressed to it stating that (i) the execution of such amendment is authorized or permitted by this Agreement and (ii) all conditions precedent to the execution of such amendment by the Trustee have been satisfied.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties or immunities under this Agreement.

Section 11.2

 Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Certificateholders, but only after the Depositor has delivered to the Trustee an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.3

 Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as otherwise expressly provided herein no Certificateholder, solely by virtue of its status as Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless all of the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.4

 Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.5

 Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (a) in the case of the Depositor, to 60 Wall Street, New York, New York 10005, Attention:  Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, telecopy number:  (212) 250-2500, or such other address or telecopy number as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor, (b) in the case of the Master Servicer and the Securities Administrator, P.O. Box 98, Columbia, Maryland 21046 and for overnight delivery to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:  Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 (telecopy number:  (410) 715-2380), or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by the Master Servicer or the Securities Administrator, (c) in the case of the Class I-A-4A Certificate Insurer to MBIA Insurance Corporation, 113 King Street, Armonk New York 10504Attention: IPM-SF, Re: DBALT 2007-1, (d) in the case of the Trustee, at the Corporate Trust Office or such other address or telecopy number as the Trustee may hereafter furnish to the Master Servicer and the Depositor in writing by the Trustee.   Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

Section 11.6

 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.7

 Notice to Rating Agencies.

The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies, the NIMS Insurer, if any, and the Class I-A-4A Certificate Insurer with respect to each of the following of which it has actual knowledge:

1.

Any material change or amendment to this Agreement;

2.

The occurrence of any Master Servicer Event of Default that has not been cured or waived;

3.

The resignation or termination of the Master Servicer or the Trustee;

4.

The repurchase or substitution of Loans pursuant to or as contemplated by Section 2.3;

5.

The final payment to the Holders of any Class of Certificates;

6.

Any change in the location of the Distribution Account; and

7.

Any event that would result in the inability of the Trustee to make advances regarding delinquent Loans pursuant to Section 7.2.

The Master Servicer shall make available to each Rating Agency and the Class I-A-4A Certificate Insurer on the Securities Administrator’s website copies of the following:

1.

Each Annual Statement as to Compliance described in Section 3.16; and

2.

Each Assessment of Compliance and Attestation Report described in Section 3.17 and Section 3.18.

Any such notice pursuant to this Section 11.7 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

Section 11.8

 Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

Section 11.9

 Grant of Security Interest.

It is the express intent of the parties hereto that the conveyance of the Loans by the Depositor to the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders, be, and be construed as, a sale of the Loans by the Depositor and not a pledge of the Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Loans by the Depositor to the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer, to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.1 hereof shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer, of a security interest in all of the Depositor’s right, title and interest in and to the Loans and all amounts payable to the holders of the Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property including without limitation all amounts, other than investment earnings, from time to time held or invested in the Distribution Account, the Pre-Funding Account or the Capitalized Interest Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer, a security interest in the Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.1 to be a true, absolute and unconditional sale of the Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust Fund and for the benefit of the Certificateholders and the Class I-A-4A Certificate Insurer.

Section 11.10

Third Party Rights.

The NIMS Insurer, if any, shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement.

ARTICLE XII

THE CLASS I-A-4A CERTIFICATE INSURANCE POLICY AND THE CLASS I-A-4A CERTIFICATE INSURER

Section 12.1

  The Class I-A-4A Certificate Insurance Policy.

(a)

If the Master Servicer determines and notifies a Responsible Officer of the Securities Administrator in writing, by no later than 10:00 A.M. New York City time, on the third Business Day immediately preceding the related Distribution Date, that an Insured Payment is required and the amount of such Insured Payment for any Distribution Date, the Securities Administrator shall complete the Notice (as defined in the Class I-A-4A Certificate Insurance Policy) and submit such Notice in accordance with the Class I-A-4A Certificate Insurance Policy to the Class I-A-4A Certificate Insurer no later than 12:00 P.M., New York City time, on the third Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Insured Payment.

(b)

At the time of the execution hereof, and for the purposes hereof, the Securities Administrator, on behalf of the Trustee, shall establish and maintain as an Eligible Account, the Insurance Account on behalf of the Holders of the Class I-A-4A Certificates over which the Securities Administrator shall have exclusive control and sole right of withdrawal.  Upon receipt of an Insured Payment from the Class I-A-4A Certificate Insurer on behalf of the Class I-A-4A Certificateholders, the Securities Administrator shall deposit such Insured Payment in the Insurance Account.  All amounts on deposit in the Insurance Account shall remain uninvested with no liability for interest or other compensation thereon.  On each Distribution Date, the Securities Administrator shall transfer any Insured Payment then on deposit in the Insurance Account to the Distribution Account and distribute such Insured Payment to the Class I-A-4A Certificateholders pursuant to Section 4.1.

(c)

The Securities Administrator shall (i) receive as attorney-in-fact of each Class I-A-4A Certificateholder any Insured Payment from the Class I-A-4A Certificate Insurer and (ii) distribute such Insured Payment to the Class I-A-4A Certificates as set forth in subsection (b) above.  Insured Payments disbursed by the Securities Administrator from proceeds of the Class I-A-4A Certificate Insurance Policy shall not be considered payment by the Trust Fund with respect to the Class I-A-4A Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Class I-A-4A Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Class I-A-4A Certificateholders.  The Trustee and the Securities Administrator hereby agrees on behalf of each Class I-A-4A Certificateholder (and each Class I-A-4A Certificateholder, by its acceptance of its Class I-A-4A Certificates, as applicable, hereby agrees) for the benefit of the Class I-A-4A Certificate Insurer that the Trustee and the Securities Administrator shall recognize that to the extent that the Class I-A-4A Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Securities Administrator), to the Class I-A-4A Certificates the Class I-A-4A Certificate Insurer will be entitled to be subrogated to the rights of the Class I-A-4A Certificate Holders to the extent of such payments.

(d)

Payments to the Class I-A-4A Certificate Insurer shall be made by wire transfer of immediately available funds to the following account, unless the Class I-A-4A Certificate Insurer notifies the Securities Administrator in writing of a change in such instructions:  Account Name:  MBIA Insurance Corporation, Account Number 910-20721728, Bank – JPMorgan Chase Bank, ABA Number 021-000-021, Re: DBALT 2007-1 – Policy No. 498520 – Class I-A-4A Certificates.

Section 12.2

  Rights of the Class I-A-4A Certificate Insurer.

(a)

The Class I-A-4A Certificate Insurer is an express third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement applicable to it and/or that affect it.

(b)

The Securities Administrator shall provide or otherwise make available to the Class I-A-4A Certificate Insurer copies of any report, notice, Opinion of Counsel, Officer’s Certificate, request for consent or request for amendment to any document related to the Class I-A-4A Certificates that is required to be sent or made available to any other party hereto or to the Class I-A-4A Certificateholders promptly upon the Securities Administrator’s production or receipt thereof.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

ACE SECURITIES CORP.,

as Depositor

By:/s/ Evelyn Echervarria

Name:

Evelyn Echervarria

Its: Vice President

By:/s/ Doris J. Hearn

Name:

Doris J. Hearn

Its: Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer and Securities Administrator

By:/s/ Benjamin F. Jordan

Name:

Benjamin F. Jordan

Its: Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION not in its individual capacity but solely as Trustee

By:/s/ Fernando Acebedo

Name:

Fernando Acebedo

Its: Vice President

With Respect to Sections 6.7, 6.8 and 6.9:

CLAYTON FIXED INCOME SERVICES INC.

By:/s/ John Andriola

Name: John Andriola

Its: Authorized Representative

STATE OF NORTH CAROLINA)

) ss.:

COUNTY OF MECKLENBURG)

On the 26TH day of June 2007, before me, a notary public in and for said State, personally appeared Evelyn Echevarria known to me to be an officer of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Cynthia A. Reames

Notary Public

[Notarial Seal]

STATE OF NORTH CAROLINA)

) ss.:

COUNTY OF

OF MECKLENBURG)

On the 26TH day of June 2007, before me, a notary public in and for said State, personally appeared Doris J. Hearn known to me to be an officer of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Cynthia A. Reames

Notary Public

[Notarial Seal]

STATE OF MARYLAND)

) ss.:

COUNTY OF

HOWARD)

On the 29TH day of June 2007, before me, a notary public in and for said State, personally appeared Benjamin F. Jordan known to me to be a Assistant Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kellie Greer

Notary Public

[Notarial Seal]

STATE OF NEW YORK)

) ss.:

COUNTY OF

NEW YORK)

On the 29TH day of June 2007, before me, a notary public in and for said State, personally appeared Fernando Acebedo known to me to be a Vice President of HSBC Bank USA, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Audrey H. Zabriskie

Notary Public

[Notarial Seal]

STATE OF COLORADO)

) ss.:

COUNTY OF DENVER)

On the 29TH day of June 2007, before me, a notary public in and for said State, personally appeared John Andriola known to me to be an Authorized Representative of Clayton Fixed Income Services Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer L. Wilson

Notary Public

[Notarial Seal]

EXHIBIT A-1

FORM OF CLASS A CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1]	Aggregate Certificate Principal Balance of the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates as of the Issue Date: $___________
Pass-Through Rate: Floating	Denomination: $__________
Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: ________________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  This Certificate is primarily backed by the Mortgage Loans sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to the related Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

[[The Pass-Through Rate with respect to Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates for each Distribution Date through and including the Optional Termination Date will be the lesser of (i) One-Month LIBOR plus the applicable margin set forth in the Agreement for such Class and (ii) the related Net WAC Pass-Through Rate; provided, however, that the margins applicable to each of the Class [I][II]-A- [1][2][3A][3B][3C][4A][4B][5][1] Certificates will increase by 100% on the Distribution Date following the first possible Optional Termination Date with respect to the Loans.]]

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans and payments received pursuant to the Floor Agreement [, the Class I-A-1B Swap Agreement][, the Class A-2A Swap Agreement] and the Certificate Swap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________________________________________________
_____________________________________________________________________________.

Dated:

_________________________________________
Signature by or on behalf of assignor

______________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-2

FORM OF CLASS M CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Private Only] [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH THE TRANSFEREE MAKES OR IS DEEMED TO MAKE CERTAIN REPRESENTATIONS AND UNDERTAKINGS SET FORTH IN THE AGREEMENT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.]

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES[,/ AND] THE CLASS M-1 CERTIFICATES[,/ AND] THE CLASS M-2 CERTIFICATES[,/ AND] THE CLASS M-3 CERTIFICATES [,/ AND] THE CLASS M-4 CERTIFICATES[,/ AND] THE CLASS M-5 CERTIFICATES[,/ AND] THE CLASS M-6 CERTIFICATES[,/ AND] THE CLASS M-7 CERTIFICATES[,/ AND] THE CLASS M-8 CERTIFICATES  [,/AND] THE CLASS M-9 CERTIFICATES [,/ AND] THE CLASS M-10 CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[Private Only] [THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE EXCEPT IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) FOR SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO THE COMPLETION AND DELIVERY BY THE TRANSFEROR TO THE TRUST ADMINISTRATOR OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE LAST PAGE OF THIS CERTIFICATE.]

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

[Private Only] [ANY HOLDER OF THIS CLASS CERTIFICATE DESIRING TO EFFECT A TRANSFER OF SUCH CLASS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN WILL, BY ACCEPTANCE THEREOF, BE DEEMED TO HAVE AGREED TO INDEMNIFY THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICERS AND THE TRUSTEE AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER IS NOT EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR IS NOT MADE IN ACCORDANCE WITH SUCH APPLICABLE FEDERAL AND STATE LAWS AND THE AGREEMENT.  NONE OF THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICERS, THE INITIAL PURCHASER, THE TRUSTEE OR ANY OF THEIR AFFILIATES WILL BE REQUIRED TO REGISTER SUCH CLASS CERTIFICATES UNDER THE SECURITIES ACT, QUALIFY THIS CLASS CERTIFICATES UNDER THE SECURITIES LAWS OF ANY STATE, OR PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.  TRANSFERS OF THIS CLASS CERTIFICATES ARE SUBJECT TO THE ADDITIONAL RESTRICTIONS SET FORTH UNDER SECTION 5.3(e) IN THE AGREEMENT REFERRED TO HEREIN.]

DBALT Series 2007-1, Class M-[1][2][3][4][5][6][7][8][9][10][11]	Aggregate Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates as of the Issue Date: $______________
Pass-Through Rate: Floating	Denomination: $______________
Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. ___	Issue Date: June 29, 2007
CUSIP: _________________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class M Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”). This Certificate is primarily backed by the Loans sold by DB Structured Products, Inc. to the Depositor. Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to the related Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

The Pass-Through Rate on the Class M-[1][2][3][4][5][6][7][8][9][10][11]  Certificates for each Distribution Date through and including the Optional Termination Date will be the lesser of (i) One-Month LIBOR plus the applicable margin set forth in the Agreement for such Class and (ii) the related Net WAC Pass-Through Rate; provided, however, that the margins applicable to each of the Class M-[1][2][3][4][5][6][7][8][9][10][11] Certificates will increase by 50% on the Distribution Date following the first possible Optional Termination Date with respect to the Loans.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans and payments received pursuant to the Floor Agreement and the Certificate Swap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS CE CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT (“REGULATION S”), OR (2) WITHIN THE UNITED STATES TO (A) “QUALIFIED INSTITUTIONAL BUYERS” WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT (“RULE 144A”) OR (B) TO INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF “REGULATION D” UNDER THE ACT.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class CE	Aggregate Certificate Principal Balance of the Class CE Certificates as of the Issue Date: $[_____]
Pass-Through Rate: N/A	Denomination: $______________
Cut-off Date and date of Pooling and Servicing Agreement: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class CE  Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class CE Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event of any such transfer in reliance upon an exemption from the 1933 Act and such state securities laws, in order to assure compliance with the 1933 Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective Transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit D (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit E (the “Investment Letter”) or Exhibit F (the “Rule 144A Letter”) or (y) there shall be delivered to the Depositor and the Securities Administrator an Opinion of Counsel acceptable to and in form reasonably satisfactory to the Depositor and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee.  None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of (A) all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS P CERTIFICATES

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY  IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), OR (2) WITHIN THE UNITED STATES TO (A) “QUALIFIED INSTITUTIONAL BUYERS” WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) OR (B) TO INSTITUTIONAL INVESTORS THAT ARE “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF “REGULATION D” UNDER THE SECURITIES ACT.

THIS CERTIFICATE IS A PRINCIPAL ONLY CERTIFICATE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF INTEREST.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

 NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

DBALT Series 2007-1, Class P	Aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date: $100.00
Cut-Off Date and date of Pooling and Servicing Agreement: June 1, 2007	Denomination: $100.00
First Distribution Date: July 25, 2007	Master Servicer: Wells Fargo Bank, N.A.
No. __	Trustee: HSBC Bank USA, National Association
Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class P Certificates with respect to a trust fund generally consisting of a pool of conventional, fixed- and adjustable-rate, negative amortization first lien residential mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets of the Trust Fund, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act, and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event of any such transfer in reliance upon an exemption from the 1933 Act and such state securities laws, in order to assure compliance with the 1933 Act and such state securities laws, the Certificateholder desiring to effect such Transfer and such Certificateholder’s prospective Transferee shall each certify to the Securities Administrator in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit D (the “Transferor Certificate”) and (x) deliver a letter in substantially the form of either Exhibit E (the “Investment Letter”) or Exhibit F (the “Rule 144A Letter”) or (y) there shall be delivered to the Depositor and the Securities Administrator an Opinion of Counsel acceptable to and in form reasonably satisfactory to the Depositor and the Securities Administrator that such Transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee.  None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans, as applicable, and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)  unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

____________________________________
Signature by or on behalf of assignor

____________________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT A-5

FORM OF CLASS R CERTIFICATES

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE SOLE “RESIDUAL INTEREST” IN EACH “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE SECURITIES ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.3(e) OF THE AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

DBALT Series 2007-1, Class R	Aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date: $0
Denomination: $0
Pass-Through Rate: N/A	Aggregate Percentage Interest of the Class R Certificates as of the Issue Date: 100.00%

Date of Pooling and Servicing Agreement and Cut-Off Date: June 1, 2007	Master Servicer: Wells Fargo Bank, N.A.
First Distribution Date: July 25, 2007	Trustee: HSBC Bank USA, National Association
No. __	Issue Date: June 29, 2007
CUSIP: _____________

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST , SERIES 2007-1
MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a fractional undivided interest in the distributions allocable to the Class R  Certificates with respect to a trust fund generally consisting of a pool of conventional one- to four-family fixed- and adjustable-rate mortgage loans (the “Mortgage Loans”) secured by one- to four- family residences, units in planned unit developments and individual condominium units (the “Trust Fund”) sold by ACE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that Deutsche Bank Securities Inc. is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in certain assets of the Trust Fund generally consisting of the Mortgage Loans and related assets sold by ACE Securities Corp. (the “Depositor”).  The Mortgage Loans were sold by DB Structured Products, Inc. to the Depositor.  Wells Fargo Bank, N.A. will act as master servicer of the Mortgage Loans (the “Master Servicer”, which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-Off Date specified above (the “Agreement”), among the Depositor, Wells Fargo Bank, N.A., as Master Servicer and securities administrator (the “Securities Administrator”), HSBC Bank USA, National Association as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificate of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.  The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Agreement, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Protected Accounts and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee and the Securities Administrator with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% Percentage Interests of all Certificates (with the consent of the Certificate Floor Provider only with respect to matters affecting the Certificate Floor Agreement, with the consent of the Class II-A-1 Swap Provider only with respect to matters affecting the Class II-A-1 Swap Agreement, with the consent of the Class I-A-4A Swap Provider only with respect to matters affecting the Class I-A-4A Swap Agreement, with the consent of the Class I-A-3C Swap Provider only with respect to matters affecting the Class I-A-3C Swap Agreement, with the consent of the Class I-A-3B Swap Provider only with respect to matters affecting the Class I-A-3B Swap Agreement, with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement and with the consent of the Certificate Swap II Provider only with respect to matters affecting the Certificate Swap I Agreement).  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Securities Administrator of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.3(e) of the Agreement.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Securities Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as representing the beneficial ownership of the residual interests in each REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.3(e) of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any portion of the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon any REMIC.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Trustee, the Securities Administrator and any agent of the Depositor, the Master Servicer, the Trustee or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee or the Securities Administrator nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement of (A) all of the Loans and all property acquired in respect of such Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates relating to the applicable Loan; however, such right to purchase is subject to the aggregate Scheduled Principal Balance of the Loans, as applicable, and the fair market value of each related REO Property remaining in the Trust Fund at the time of purchase, being less than or equal to 10% of the aggregate Scheduled Principal Balance of the Initial Loans as of the Cut-Off Date and the amount on deposit into the Pre-Funding Account on the Closing Date.

The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.
as Securities Administrator

By: ______________________________

Authorized Officer

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian (Cust) (Minor) under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties		________________ (State)
JT TEN -	as joint tenants with right if survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto  ________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Trustee or the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________________________________________________________
_____________________________________________________________________________.

Dated:

______________________________
Signature by or on behalf of assignor

______________________________
Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________________ for the account of ______________________________________________________________, account number ____________________, or, if mailed by check, to _______________________ _____________________________________________________________________________. Applicable statements should be mailed to _______________________________________ _____________________________________________________________________________. This information is provided by __________________________________________________, the assignee named above, or _______________________________________, as its agent.

EXHIBIT B

[Reserved]

EXHIBIT C

FORM OF TRANSFER AFFIDAVIT

Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF

)

)ss:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he/she is [Title of Officer] of [Name of Investor] (the “Investor”), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

2.

That (i) the Investor is not a “disqualified organization” as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and will not be a disqualified organization as of [Closing Date] [date of purchase]; (ii) it is not acquiring the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class R Certificates (the “Residual Certificates”) for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by ACE Securities Corp. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

3.

[Either (i) the Investor is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA and/or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of, any such plan or arrangement, (ii) in the case of a Certificate which is the subject of an ERISA-Qualifying Underwriting, if the investor is an insurance company, the Investor is an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) the investor has provided the Trust Administrator with a satisfactory Opinion of Counsel as required in the Agreement to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Trustee, the Transferor, the Depositor, the Master Servicer or the Trust Administrator to any obligation in addition to those undertaken in the Agreement.]

4.

That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust other than a “foreign trust,” as defined in Section 7701 (a)(31) of the Code.

5.

That the Investor’s taxpayer identification number is ______________________.

6.

That no purpose of the acquisition of the Residual Certificates is to avoid or impede the  assessment or collection of tax.

7.

That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

8.

That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day  of  _________, 20__.

[NAME OF INVESTOR]

By:

______________________________

[Name of Officer]

[Title of Officer]

[Address of Investor for receipt of distributions]

Address of Investor for receipt of tax information:

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

EXHIBIT D

FORM OF TRANSFEROR CERTIFICATE

______________,200___

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:

Deutsche Alt-A Securities Mortgage Loan Trust,

Series 2007-1, Class [CE][P][R] Mortgage Pass-Through Certificates

Ladies and Gentlemen:

In connection with the transfer by ______________________ (the “Transferor”) to ___________________ (the “Transferee”) of the captioned mortgage pass-through certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of June 1, 2007, among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, and Clayton Fixed Income Services Inc., as credit risk manager (the  “Pooling and Servicing Agreement”), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours, (Seller)

By: ______________________________ Name: ______________________________ Title: ______________________________

EXHIBIT E

FORM OF INVESTMENT LETTER (NON-RULE 144A)

[Date]

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class CE and Class P Certificates

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (e) below), (d) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (e) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

_____________________________________
Print Name of Transferor

By:__________________________________
Authorized Officer

EXHIBIT F

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 53479

Attention:

Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-1

Re:	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1 Mortgage Pass-Through Certificates, Class CE and Class P Certificates

Ladies and Gentlemen:

In connection with the purchase from ______________________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), (the “Transferee”) hereby certifies as follows:

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Securities Administrator and the Master Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in paragraph 3 above.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2007, among ACE Securities Corp. as Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, and Clayton Fixed Income Services Inc., as credit risk manager, and pursuant to which the Certificates were issued.

[TRANSFEREE]

By:
Name:
Title:

ANNEX 1 TO EXHIBIT F

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage backed pass-through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___	___	Will the Transferee be purchasing the Certificates
Yes	No	only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

Print Name of Transferee

By:
Name:
Title:

1

Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

ANNEX 2 TO EXHIBIT F

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage backed pass-through certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

___

The Transferee owned $________________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee’s own account.

6.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

Print Name of Transferee

By:
Name:
Title:

IF AN ADVISER:
Print Name of Transferee

EXHIBIT G

[Reserved]

EXHIBIT H

FORM OF ADDITION NOTICE

_______, 2007

HSBC Bank USA, National Association 452 Fifth Avenue New York, NY 10018

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD 21045 Attn: Deutsche Alt-A Securities 2007-1

Standard & Poor’s Ratings Services 55 Water Street, 41st Floor New York, NY 10041-0003

Moody’s Investors Service 99 Church Street, 4th Floor New York, NY 10004

MBIA Insurance Corporation 113 King Street Armonk, NY 10504 Attn: Insured Portfolio Management – Structured Finance (DBALT 2007-1)

Re:

Deutsche Alt-A Securities Mortgage Loan Trust , Series 2007-1

Ladies and Gentlemen:

Reference is made to the above-referenced transaction.  Please be advised that we intend to sell mortgage loans (the “Subsequent Mortgage Loans”) to the Deutsche Alt-A Securities Mortgage Loan Trust , Series 2007-1 (the “Trust Fund”) on  [        ], 2007.  The Trust Fund will purchase the Subsequent Mortgage Loans with a portion of the amounts on deposit in the Prefunding Account.

Capitalized terms used herein have the meaning set forth in the Pooling and Servicing Agreement among ACE Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”).

Very truly yours,

ACE SECURITIES CORP.

as Depositor

By:________________________

Name:

Title:

By:________________________

Name:

Title:

EXHIBIT I

FORM OF SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated ________, 2007 (the “Instrument”), between ACE Securities Corp. as seller (the “Depositor”), and HSBC Bank USA, National Association as trustee of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates, as purchaser (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and the Trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee in trust, on behalf of the Trust Fund, of the Loans listed on the attached Schedule of Subsequent Loans (the “Subsequent Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.

Conveyance of Subsequent Loans.

(a)

The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Loans, and including all amounts due on the Subsequent Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Loans to be delivered pursuant to Section 2.1 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Loans on or prior to the related Subsequent Cut-Off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.1 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Loans identified on the Loan Schedule shall be absolute and is intended by the Depositor, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

(b)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders and the Group I Senior Certificate Insurer all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Mortgage Loan Seller as seller, to the extent of the Subsequent Loans.

Section 2.

Representations and Warranties; Conditions Precedent.

(a)

The Depositor hereby confirms that each of the conditions and the representations and warranties set forth in Section 2.6 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)

All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.

Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the Certificateholders’ expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 4.

Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law).

Section 5.

Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.

Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.

ACE SECURITIES CORP.

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates

By:
Name:
Title:

Attachment

Schedule of Subsequent Mortgage Loans.

EXHIBIT J

MORTGAGE LOAN PURCHASE AGREEMENT BETWEEN THE DEPOSITOR AND THE SELLER

[PROVIDED UPON REQUEST]

EXHIBIT K-1

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Servicer Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT K-2

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Securities Administrator)	Servicer
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT K-3

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer
▪ Other material servicers	Servicer
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Securities Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Securities Administrator Trustee Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Securities Administrator/Depositor/ Servicer/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator Trustee

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT L

FORM OF SERVICER CERTIFICATION

Re:

__________ (the “Trust”)

Mortgage Pass-Through Certificates, Series 2007-1

I, [identify the certifying individual], certify to ACE Securities Corp.  (the “Depositor”), HSBC Bank USA, National Association (the “Trustee”) and Wells Fargo Bank, National Association (the “Master Servicer”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Master Servicer pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3)

Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Master Servicer;

(4)

I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer.  Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement (the “Agreement”), dated as of June 1, 2007, among ACE Securities Corp., Wells Fargo Bank, N.A., HSBC Bank USA, National Association and Clayton Fixed Income Services Inc..

Date:

[Signature]

[Title]

EXHIBIT M

SERVICING CRITERIA

Schedule 1122 (Pooling and Servicing Agreement)

Assessments of Compliance and Attestation Reports Servicing Criteria1

Reg. AB Item 1122(d) Servicing Criteria	Depositor	Seller	Servicer	Trustee	Custodian	Paying Agent	Master Servicer	Securities Administrator
(1) General Servicing Considerations
(i) monitoring performance or other triggers and events of default			X				X	X
(ii) monitoring performance of vendors of activities outsourced			X				X
(iii) maintenance of back-up servicer for pool assets
(iv) fidelity bond and E&O policies in effect			X				X
(2) Cash Collection and Administration
(i) timing of deposits to custodial account			X			X	X	X
(ii) wire transfers to investors by authorized personnel			X			X		X
(iii) advances or guarantees made, reviewed and approved as required			X				X
(iv) accounts maintained as required			X			X		X
(v) accounts at federally insured depository institutions			X			X		X
(vi) unissued checks safeguarded			X
(vii) monthly reconciliations of accounts			X			X	X	X
(3) Investor Remittances and Reporting
(i) investor reports			X				X	X
(ii) remittances			X			X		X
(iii) proper posting of distributions			X			X		X
(iv) reconciliation of remittances and payment statements			X			X	X	X
(4) Pool Asset Administration
(i) maintenance of pool collateral			X		X
(ii) safeguarding of pool assets/documents			X		X
(iii) additions, removals and substitutions of pool assets			X
(iv) posting and allocation of pool asset payments to pool assets			X
(v) reconciliation of servicer records			X
(vi) modifications or other changes to terms of pool assets			X
(vii) loss mitigation and recovery actions			X
(viii)records regarding collection efforts			X
(ix) adjustments to variable interest rates on pool assets			X
(x) matters relating to funds held in trust for obligors			X
(xi) payments made on behalf of obligors (such as for taxes or insurance)			X
(xii) late payment penalties with respect to payments made on behalf of obligors			X
(xiii)records with respect to payments made on behalf of obligors			X
(xiv) recognition and recording of delinquencies, charge-offs and uncollectible accounts			X				X
(xv) maintenance of external credit enhancement or other support							X

1* The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria.  Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

EXHIBIT N

ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO [410-715-2380] AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES IMMEDIATELY BELOW

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Fax: [____________]

Attn: Corporate Trust Services – DBALT 2007-1 – SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [__] of the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among ACE Securities Corp., as depositor, Wells Fargo, N.A., as master servicer and as securities administrator, HSBC Bank USA, National Association, as trustee, and Clayton Fixed Income Services Inc., as credit risk manager, the undersigned, as [_____________________] hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [______________], phone number [__________]; email address [_______________].

[NAME OF PARTY]

As [role]

By: ______________________________

Name:

Title:

EXHIBIT O

ERISA REPRESENTATION LETTER

____________, 200__

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention:

ACE Securities Corp., 2007-1

Re:

Deutsche Alt-A Securities Mortgage Loan Trust ,
Series 2007-1 Mortgage Pass-through Certificates, (the “Trust”)
Class A, M, CE, P Certificates (the “Certificates”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that:

(a) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include such plan’s or arrangement’s assets (a “Plan”), nor are we acquiring such certificates for, on behalf of or with the assets of, any such Plan (a “Benefit Plan Investor”), or

(b) if we are a Benefit Plan Investor in the case of ERISA-Restricted Certificates, either (X) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Securities Administrator that the purchase and holding of ERISA-Restricted Certificates will not cause a prohibited transactions under Section 406 of ERISA or Section 4975 of the Code or subject Depositor, the Seller, the Trustee, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken in this Agreement or (Y) if the  Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

(c)  if we are a Benefit Plan Investor in the case of ERISA-Restricted Trust Certificates, prior to  the termination of the Floor Agreement and the Swap Agreements, the acquisition and holding of the ERISA-Restricted Trust Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, the statutory exemption for non-fiduciary service providers under Section 408(b)(17) of ERISA or some other applicable statutory or administrative exemption.

Very truly yours,

___________________________

Print Name of Transferee

By:_________________________
Authorized Officer

EXHIBIT P

FORM OF CERTIFICATE FLOOR AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT Q

 [RESERVED]

EXHIBIT R

FORM OF CERTIFICATE SWAP I AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT S

FORM OF CERTIFICATE SWAP II AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT T

FORM OF CLASS I-A-3B SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT U

FORM OF CLASS I-A-4A SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT V

FORM OF CLASS II-A-1 SWAP AGREEMENT

[PROVIDED UPON REQUEST]

EXHIBIT W

FORM OF CLASS I-A-3C SWAP AGREEMENT

[PROVIDED UPON REQUEST]

SCHEDULE 1

LOAN SCHEDULE

[PROVIDED UPON REQUEST]

SCHEDULE 2

PREPAYMENT CHARGE SCHEDULE

[FILED BY PAPER]

SCHEDULE 3

TRUST PREPAYMENT CHARGE SCHEDULE

[FILED BY PAPER]

SCHEDULE 4

CERTIFICATE FLOOR AGREEMENT SCHEDULE

Floor Strike Rate (%):	4.50%
Floor Ceiling Rate (%):	4.30%

Distribution Date	Certificate Floor Notional Amount($)
October 25, 2007	1,955,417,067.00
November 25, 2007	1,927,875,945.00
December 25, 2007	1,896,718,497.00
January 25, 2008	1,862,033,550.00
February 25, 2008	1,823,931,340.00
March 25, 2008	1,782,542,219.00
April 25, 2008	1,738,025,628.00
May 25, 2008	1,690,595,979.00
June 25, 2008	1,640,573,030.00
July 25, 2008	1,588,987,366.00
August 25, 2008	1,536,537,229.00
September 25, 2008	1,484,073,948.00
October 25, 2008	1,432,361,755.00
November 25, 2008	1,381,405,305.00
December 25, 2008	1,331,229,768.00
January 25, 2009	1,282,088,515.00
February 25, 2009	1,233,978,034.00
March 25, 2009	1,186,905,539.00
April 25, 2009	1,140,871,130.00
May 25, 2009	1,095,896,557.00
June 25, 2009	1,052,155,065.00
July 25, 2009	1,009,818,427.00
August 25, 2009	969,019,383.50
September 25, 2009	929,867,342.60
October 25, 2009	892,295,861.00
November 25, 2009	856,241,174.50
December 25, 2009	821,642,087.30
January 25, 2010	788,439,874.50
February 25, 2010	756,578,179.60
March 25, 2010	726,002,914.80
April 25, 2010	696,662,176.10
May 25, 2010	668,499,720.30
June 25, 2010	641,350,207.50
July 25, 2010	615,244,317.90
August 25, 2010	590,265,916.90
September 25, 2010	566,342,148.20
October 25, 2010	543,411,047.90
November 25, 2010	521,407,698.70
December 25, 2010	500,294,586.20
January 25, 2011	480,035,712.50
February 25, 2011	460,596,535.50
March 25, 2011	441,943,636.90
April 25, 2011	424,045,504.70
May 25, 2011	406,871,615.20
June 25, 2011	390,392,708.80
July 25, 2011	374,580,650.80
August 25, 2011	359,408,473.50
September 25, 2011	344,850,298.60
October 25, 2011	330,881,250.50
November 25, 2011	317,477,548.00
December 25, 2011	304,616,325.50
January 25, 2012	292,275,641.40
February 25, 2012	280,426,816.80
March 25, 2012	269,063,692.80
April 25, 2012	258,151,983.80
May 25, 2012	247,600,219.80
June 25, 2012	237,182,903.40
July 25, 2012	226,407,977.30
August 25, 2012	215,981,492.30
September 25, 2012	206,455,293.00
October 25, 2012	197,787,114.60
November 25, 2012	189,484,138.50
December 25, 2012	181,530,030.70
January 25, 2013	173,910,116.80
February 25, 2013	166,610,337.70
March 25, 2013	159,617,227.60
April 25, 2013	152,917,887.30
May 25, 2013	146,499,961.80
June 25, 2013	140,351,615.90
July 25, 2013	134,461,512.40
August 25, 2013	128,818,793.50
September 25, 2013	123,413,054.80
October 25, 2013	118,234,335.20
November 25, 2013	113,273,088.40
December 25, 2013	108,520,173.00
January 25, 2014	103,966,830.50
February 25, 2014	99,604,671.59
March 25, 2014	95,425,661.59
April 25, 2014	91,422,100.90
May 25, 2014	87,584,785.59
June 25, 2014	83,905,698.05
July 25, 2014 and thereafter	0.00

SCHEDULE 5

CERTIFICATE SWAP AGREEMENT I SCHEDULE

Distribution Date	Certificate Swap I Notional Amount ($)
July 25, 2007	4,162,690.20
August 25, 2007	4,156,457.42
September 25, 2007	4,141,656.40
October 25, 2007	4,119,332.48
November 25, 2007	4,089,438.62
December 25, 2007	4,051,966.06
January 25, 2008	4,006,945.74
February 25, 2008	3,954,449.45
March 25, 2008	3,894,590.67
April 25, 2008	3,827,525.25
May 25, 2008	3,753,451.42
June 25, 2008	3,672,609.72
July 25, 2008	3,585,282.39
August 25, 2008	3,500,029.65
September 25, 2008	3,416,802.35
October 25, 2008	3,335,552.29
November 25, 2008	3,256,232.55
December 25, 2008	3,178,797.28
January 25, 2009	3,103,201.76
February 25, 2009	3,029,402.30
March 25, 2009	2,957,356.51
April 25, 2009	2,887,022.49
May 25, 2009	2,818,359.62
June 25, 2009	2,751,328.20
July 25, 2009	2,685,889.51
August 25, 2009	2,622,005.72
September 25, 2009	2,559,639.94
October 25, 2009	2,498,756.11
November 25, 2009	2,439,319.04
December 25, 2009	2,381,294.36
January 25, 2010	2,324,648.55
February 25, 2010	2,269,348.86
March 25, 2010	2,215,363.31
April 25, 2010	2,162,660.71
May 25, 2010	2,111,211.04
June 25, 2010	2,060,984.49
July 25, 2010	2,011,943.29
August 25, 2010	1,964,069.95
September 25, 2010	1,917,335.23
October 25, 2010	1,871,711.32
November 25, 2010	1,827,171.90
December 25, 2010	1,783,691.17
January 25, 2011	1,741,243.99
February 25, 2011	1,699,805.81
March 25, 2011	1,659,356.53
April 25, 2011	1,619,868.71
May 25, 2011	1,581,319.57
June 25, 2011	1,543,686.96
July 25, 2011	1,506,949.60
August 25, 2011	1,471,085.92
September 25, 2011	1,436,074.87
October 25, 2011	1,401,896.08
November 25, 2011	1,368,529.79
December 25, 2011	1,335,956.71
January 25, 2012	1,304,157.99
February 25, 2012	1,273,115.38
March 25, 2012	1,242,811.57
April 25, 2012	1,213,222.34
May 25, 2012	1,184,324.40
June 25, 2012	1,156,083.19
July 25, 2012	1,128,496.54
August 25, 2012	1,055,653.39
September 25, 2012	987,512.51
October 25, 2012	923,768.86
November 25, 2012	864,138.74
December 25, 2012	808,356.75
January 25, 2013	756,174.60
February 25, 2013	729,371.72
March 25, 2013	703,518.02
April 25, 2013	678,579.91
May 25, 2013	654,525.00
June 25, 2013	631,322.36
July 25, 2013	608,941.89
August 25, 2013	587,354.14
September 25, 2013	566,530.97
October 25, 2013	546,445.33
November 25, 2013	527,071.11
December 25, 2013	508,383.78
January 25, 2014	490,358.31
February 25, 2014	472,971.27
March 25, 2014	456,200.13
April 25, 2014	440,023.10
May 25, 2014	424,419.15
June 25, 2014	409,368.24
July 25, 2014	394,850.74
August 25, 2014	380,847.55
September 25, 2014	367,340.42
October 25, 2014	354,311.80
November 25, 2014	341,744.74
December 25, 2014	329,622.91
January 25, 2015	317,930.55
February 25, 2015	306,652.44
March 25, 2015	295,773.95
April 25, 2015	285,280.93
May 25, 2015	275,159.72
June 25, 2015	265,397.24
July 25, 2015	255,980.79
August 25, 2015	246,898.06
September 25, 2015	238,137.22
October 25, 2015	229,686.87
November 25, 2015	221,536.02
December 25, 2015	213,674.06
January 25, 2016	206,090.77
February 25, 2016	198,776.25
March 25, 2016	191,721.04
April 25, 2016	184,915.94
May 25, 2016	178,352.10
June 25, 2016	172,021.05
July 25, 2016	165,914.57
August 25, 2016	160,024.60
September 25, 2016	154,343.45
October 25, 2016	148,863.74
November 25, 2016	143,578.31
December 25, 2016	138,480.29
January 25, 2017	133,562.65
February 25, 2017	128,819.39
March 25, 2017	124,243.87
April 25, 2017	119,828.62
May 25, 2017	115,554.70
June 25, 2017	111,366.67
July 25, 2017	107,304.01
August 25, 2017	103,370.39
September 25, 2017	99,566.58
October 25, 2017	95,901.31
November 25, 2017 and thereafter	0.00

SCHEDULE 6

CERTIFICATE SWAP AGREEMENT II SCHEDULE

Distribution Date	Certificate Swap II Notional Amount ($)
July 25, 2007	3,897,742.18
August 25, 2007	3,891,766.95
September 25, 2007	3,879,968.04
October 25, 2007	3,863,172.41
November 25, 2007	3,841,366.22
December 25, 2007	3,814,554.20
January 25, 2008	3,782,760.05
February 25, 2008	3,746,026.81
March 25, 2008	3,704,417.04
April 25, 2008	3,658,013.02
May 25, 2008	3,606,916.64
June 25, 2008	3,556,522.32
July 25, 2008	3,506,820.49
August 25, 2008	3,457,801.74
September 25, 2008	3,409,456.76
October 25, 2008	3,361,776.37
November 25, 2008	3,314,751.52
December 25, 2008	3,268,373.28
January 25, 2009	3,222,632.85
February 25, 2009	3,177,521.53
March 25, 2009	3,133,030.76
April 25, 2009	3,089,152.09
May 25, 2009	3,045,877.16
June 25, 2009	3,003,197.76
July 25, 2009	2,961,105.77
August 25, 2009	2,919,593.19
September 25, 2009	2,878,652.11
October 25, 2009	2,838,274.75
November 25, 2009	2,798,453.42
December 25, 2009	2,759,180.54
January 25, 2010	2,720,448.65
February 25, 2010	2,682,250.35
March 25, 2010	2,644,578.37
April 25, 2010	2,607,425.54
May 25, 2010	2,570,784.78
June 25, 2010	2,534,649.10
July 25, 2010	2,499,011.61
August 25, 2010	2,463,865.52
September 25, 2010	2,429,204.12
October 25, 2010	2,395,020.80
November 25, 2010	2,361,309.04
December 25, 2010	2,328,062.40
January 25, 2011	2,295,274.53
February 25, 2011	2,262,939.18
March 25, 2011	2,231,050.16
April 25, 2011	2,199,601.39
May 25, 2011	2,168,586.85
June 25, 2011	2,138,000.62
July 25, 2011	2,107,836.85
August 25, 2011	2,078,089.76
September 25, 2011	2,048,753.67
October 25, 2011	2,019,822.39
November 25, 2011	1,991,290.97
December 25, 2011	1,963,153.94
January 25, 2012	1,935,405.92
February 25, 2012	1,908,041.60
March 25, 2012	1,881,055.73
April 25, 2012	1,854,443.14
May 25, 2012	1,828,198.51
June 25, 2012	1,802,317.02
July 25, 2012	1,776,793.72
August 25, 2012	1,751,623.71
September 25, 2012	1,726,802.17
October 25, 2012	1,702,324.32
November 25, 2012	1,678,185.47
December 25, 2012	1,654,380.98
January 25, 2013	1,630,906.27
February 25, 2013	1,607,756.85
March 25, 2013	1,584,928.25
April 25, 2013	1,562,416.09
May 25, 2013	1,540,216.04
June 25, 2013	1,518,323.82
July 25, 2013	1,496,735.23
August 25, 2013	1,475,446.12
September 25, 2013	1,454,452.37
October 25, 2013	1,433,749.95
November 25, 2013	1,413,334.87
December 25, 2013	1,393,203.19
January 25, 2014	1,373,351.04
February 25, 2014	1,353,774.58
March 25, 2014	1,334,470.05
April 25, 2014	1,315,433.70
May 25, 2014	1,296,661.88
June 25, 2014	1,278,150.96
July 25, 2014	1,259,897.36
August 25, 2014	1,241,897.55
September 25, 2014	1,224,148.06
October 25, 2014	1,206,645.46
November 25, 2014	1,189,386.36
December 25, 2014	1,172,367.43
January 25, 2015	1,155,585.36
February 25, 2015	1,139,036.92
March 25, 2015	1,122,718.89
April 25, 2015	1,106,628.13
May 25, 2015	1,090,761.50
June 25, 2015	1,075,115.94
July 25, 2015	1,059,688.42
August 25, 2015	1,044,475.93
September 25, 2015	1,029,475.53
October 25, 2015	1,014,684.31
November 25, 2015	1,000,099.40
December 25, 2015	985,717.96
January 25, 2016	971,537.21
February 25, 2016	957,554.38
March 25, 2016	943,766.75
April 25, 2016	930,171.65
May 25, 2016	916,766.43
June 25, 2016	903,548.48
July 25, 2016	890,515.23
August 25, 2016	877,663.18
September 25, 2016	864,989.86
October 25, 2016	852,491.28
November 25, 2016	840,166.77
December 25, 2016	828,013.35
January 25, 2017	816,015.15
February 25, 2017	804,184.48
March 25, 2017	792,492.68
April 25, 2017	780,955.39
May 25, 2017	769,029.77
June 25, 2017	757,240.28
July 25, 2017	745,617.15
August 25, 2017	734,156.79
September 25, 2017	722,757.66
October 25, 2017	711,523.71
November 25, 2017 and thereafter	0.00